      As Filed With The Securities And Exchange Commission On April 3, 2003

                                              1933 Act Registration No. 333-5827
                                              1940 Act Registration No. 811-7645

-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 11    [X]


                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               Amendment No. 21            [X]




                   LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L
                           (Exact Name of Registrant)


                       GROUP VARIABLE ANNUITY I, II & III


                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                               (Name of Depositor)
                            1300 South Clinton Street
                                  P.O. Box 1110
                            Fort Wayne, Indiana 46802
              (Address of Depositor's Principal Executive Offices)


         DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: 260-455-2000


                         Elizabeth A. Frederick, Esquire
                   The Lincoln National Life Insurance Company
                             1300 S. Clinton Street
                                  P.O. Box 1110
                            Fort Wayne, Indiana 46802
                (Name and Complete Address of Agent for Service)

                                    Copy to:

                             Brian M. Burke, Esquire
                   The Lincoln National Life Insurance Company
                             1300 S. Clinton Street
                                  P.O. Box 1110
                            Fort Wayne, Indiana 46802


                          Telephone No. (260) 455-2000

            Approximate Date of Proposed Public Offering: Continuous


It is proposed that this filing will become effective (check appropriate box)


     [_]  immediately upon filing pursuant to paragraph (b) of Rule 485



     [X]  on May 1, 2003, pursuant to paragraph (b) of Rule 485



     [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [_]  on ________________ pursuant to paragraph (a)(1) of Rule 485




Title of securities being registered: Interests in a separate account under group flexible premium deferred variable annuity contracts.


--------------------------------------------------------------------------------

Lincoln National Variable Annuity Account L
Group Variable Annuity Contracts I, II, & III


Servicing Office:                             Home Office:
The Lincoln National Life Insurance Company   The Lincoln National Life Insurance Company
P.O. Box 9740                                 1300 South Clinton Street
Portland, ME 04104                            Fort Wayne, IN 46802
(800) 341-0441
www.LincolnRetirement.com


This Prospectus describes group annuity contracts and individual certificates issued by Lincoln National Life Insurance Company (Lincoln Life). They are for use with qualified and non-qualified retirement plans. Generally, neither the contractowner nor the individual participant pays federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate account value and, as permitted by the plan for which the contractowner purchases the contract, to provide retirement income that a participant cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If a participant dies before the annuity commencement date, we pay the beneficiary or the plan a death benefit.


If the contractowner gives certain rights to plan participants, we issue active life certificates to them. Participants choose whether account value accumulates on a variable or a fixed (guaranteed) basis or both. If a participant allocates contributions to the fixed account, we guarantee principal and a minimum interest rate.

All contributions for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account L (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. If a participant puts all or some contributions into one or more of the contract's subaccounts, the participant takes all the investment risk on the account value and the retirement income. If the selected subaccounts make money, account value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the selected subaccounts. We do not guarantee how any of the subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees the investment in the contract.

The available subaccounts, and the funds in which they invest, are listed below. The contractowner decides which of these subaccounts are available under the contract for participant allocations. For more information about the investment objectives, policies and risks of the funds please refer to the Prospectuses for the funds.




AllianceBernstein Variable Products Series Fund (VP)


  Growth Portfolio Class B


  Technology Portfolio Class B




American Century Variable Portfolios (VP)


  Balanced Fund Class I


American Funds Insurance Series(R)


  Growth Fund Class 2


  International Fund Class 2




Baron Capital Funds Trust


  Baron Capital Asset Fund Insurance Shares


Delaware VIP Trust


  Delaware VIP REIT Series Service Class


  Delaware VIP Trend Series Service Class


Dreyfus Stock Index Fund Initial Class


Dreyfus Variable Investment Fund (VIF)


  Developing Leaders Portfolio Initial Class (formerly Small Cap)


Fidelity(R) Variable Insurance Products (VIP)


  Asset Manager Portfolio Initial Class


  Contrafund(R) Portfolio Service Class 2


  Equity-Income Portfolio Initial Class


  Growth Portfolio Initial Class


Janus Aspen Series


  Worldwide Growth Portfolio Institutional Shares


Lincoln Variable Insurance Products Trust (VIP)


  Aggressive Growth Fund Standard Class


  Capital Appreciation Fund Standard Class


  Growth and Income Fund Standard Class


  Social Awareness Fund Standard Class


Neuberger Berman Advisors Management Trust (AMT)


  Mid-Cap Growth Portfolio


  Partners Portfolio


T. Rowe Price International Stock Portfolio



This Prospectus gives you information about the contracts and certificates that contractowners and participants should know before investing. Please review the Prospectuses for the funds that accompany this Prospectus, and keep them for reference.


Neither the SEC nor any state securities commission has approved the contracts or determined that this Prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

A Statement of Additional Information (SAI), dated the same date as this Prospectus, has more information about the contracts and certificates. Its terms are made part of this Prospectus. If you have any questions or for a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 9740, Portland, ME 04104, or call 1-800-341-0441.

The SAI and other information about Lincoln Life and Account L are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.


May 1, 2003

Table of Contents


                    Item                                Page
                    ----------------------------------------
                    Special terms                          2
                    ----------------------------------------
                    Expense tables                         3
                    ----------------------------------------
                    Summary                                6
                    ----------------------------------------
                    Investment results                     7
                    ----------------------------------------
                    Financial statements                   7
                    ----------------------------------------
                    The Lincoln National Life Insurance
                    Company                                7
                    ----------------------------------------
                    Fixed side of the contract             7
                    ----------------------------------------
                    Variable annuity account (VAA)         7
                    ----------------------------------------
                    Investments of the VAA                 8
                    ----------------------------------------
                    Charges and other deductions          10
                    ----------------------------------------
                    The contracts                         12
                    ----------------------------------------
                    Annuity payouts                       18
                    ----------------------------------------



               Item                                          Page
               --------------------------------------------------
               Federal tax matters                             19
               --------------------------------------------------
               Voting rights                                   21
               --------------------------------------------------
               Distribution of the contracts                   22
               --------------------------------------------------
               Return privilege                                22
               --------------------------------------------------
               State regulation                                22
               --------------------------------------------------
               Records and reports                             22
               --------------------------------------------------
               Other information                               22
               --------------------------------------------------
               Legal Proceedings                               22
               --------------------------------------------------
               Group Variable Annuity Contracts I, II, & III
               Statement of Additional Information
               Table of contents                               23
               --------------------------------------------------
               Appendix A -- Condensed financial
               information                                    A-1
               --------------------------------------------------

Special Terms

In this prospectus the following terms have the indicated meanings


Account or variable annuity account (VAA)--The segregated investment account, Account L, into which Lincoln Life sets aside and invests the assets for the variable side of the contracts offered in this Prospectus.

Account value--At a given time before the annuity commencement date, the value of all accumulation units for a contract plus the value of the fixed side of the contract.

Accumulation unit--A measure used to calculate account value for the variable side of the contract.

Annuitant--The person on whose life the annuity benefit payments made after an annuity commencement date are based.

Annuity commencement date--The date on which Lincoln Life makes the first annuity payout to the annuitant.

Annuity payout--An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit--A measure used to calculate the amount of each annuity payout for the variable side of the contract after an annuity commencement date.

Beneficiary--The person the participant chooses to receive any death benefit paid if the participant dies before the annuity commencement date.

Contractowner--The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).

Contributions--Amounts paid into the contract.

Death Benefit--An amount payable to a designated beneficiary if a participant dies before his or her annuity commencement date.

Lincoln Life (we, us our)--The Lincoln National Life Insurance Company.

Participant--An employee or other person affiliated with the contractowner on whose behalf we maintain an account under the contract.

Participation year--A 12 month period starting with the date that we receive the first contribution on behalf of a participant and on each anniversary after that.

Plan--The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.

Subaccount--The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each fund.

Valuation date--Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period--The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense tables




The following tables describe the fees and expenses that contractowners/participants will pay when buying, owning, and surrendering the contract.



The first table describes the fees and expenses that contractowners/participants will pay at the time that they buy the contract, surrender the contract, or transfer account value between investment options and/or the fixed account. State premium taxes may also be deducted.



Contractowner/Participant Transaction Expenses for GVA I, II, & III:



   The maximum surrender charge (contingent deferred sales charge) (as a percentage of account value withdrawn):



                               GVA I GVA II GVA III
                               ----- ------ -------
                                5%*.   6%*   None



* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may waive this charge in certain situations. See "Charges and other deductions--Surrender charge".



Annual account fee (per participant):  $25


Loan establishment fee (per loan):  $50


Systematic withdrawal option fee:  $30



The annual account fee may be paid by an employer on behalf of participants. It is not charged during the annuity period.



We may reduce or waive these charges in certain situations. See "Charges and other deductions" and "The contracts."



The next table describes the fees and expenses that contractowners/participants will pay periodically during the time that they own the contract, not including fund fees and expenses.



Account L annual expenses for GVA I, II, & III subaccounts:


(as a percentage of average daily net assets in the subaccounts):


"standard" mortality and expense risk charge:  1.00%


"breakpoint" mortality and expense charge*:  .75%



*Only certain contracts or plans are eligible for a breakpoint charge. See "Charges and other deductions."



The next item shows the minimum and maximum total annual operating expenses charged by the funds that contractowners/participants may pay periodically during the time that they own the contract. The expenses are for the year ended December 31, 2002. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



Total Annual Fund Operating Expenses                                     Minimum Maximum
(expenses that are deducted from fund assets, including management fees,
distribution (12b-1) fees, and other expenses)                             .27%   1.46%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements)                                 .27%   1.46%

The following table shows the expenses charged by each fund for the year ended December 31, 2002:


(as a percentage of each fund's average net assets):



                                                                                                                 Total
                                                                                                   Contractual   Expenses (after
                                 Management                    Other Expenses      Total Expenses  Waivers/Reim- Contractual
                                 Fees (before                  (before any         (before any     bursements or Waivers/
                                 any waivers/        12b-1     waivers/            waivers/        Recoupment    Reimbursements
                                 reimbursements) +   Fees  +   reimbursements) =   reimbursements) (if any)      or Recoupment)
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Growth
Portfolio (Class B)                   0.75%          0.25%          0.13%               1.13%
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP
Technology Portfolio (Class B)        1.00%          0.25%          0.21%               1.46%
--------------------------------------------------------------------------------------------------------------------------------
American Century VP
Balanced Fund                         0.90%          0.00%          0.00%               0.90%
--------------------------------------------------------------------------------------------------------------------------------
American Funds Growth
Fund (Class 2)                        0.38%          0.25%          0.02%               0.65%
--------------------------------------------------------------------------------------------------------------------------------
American Funds International
Fund (Class 2)                        0.57%          0.25%          0.06%               0.88%
--------------------------------------------------------------------------------------------------------------------------------
Baron Capital Asset Fund
(Insurance Shares)                    1.00%          0.25%          0.17%               1.42%
--------------------------------------------------------------------------------------------------------------------------------
Delaware VIP REIT Series
(Service Class)/1/                    0.75%          0.25%          0.09%               1.09%
--------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Trend Series
(Service Class)/2/                    0.75%          0.25%          0.09%               1.09%
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund
(Initial Class)                       0.25%          0.00%          0.02%               0.27%
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Developing
Leaders Portfolio (formerly
Small Cap) (Initial Class)            0.75%          0.00%          0.06%               0.81%
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Asset Manager
Portfolio (Initial Class)             0.53%          0.00%          0.10%               0.63%
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R)
Portfolio (Service Class 2)           0.58%          0.25%          0.10%               0.93%
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Equity-Income
Portfolio (Initial Class)             0.48%          0.00%          0.09%               0.57%
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio
(Initial Class)                       0.58%          0.00%          0.09%               0.67%
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide
Growth Portfolio
(Institutional Class)                 0.65%          0.00%          0.05%               0.70%
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Aggressive
Growth Fund (Standard Class)          0.74%          0.00%          0.13%               0.87%
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Capital
Appreciation Fund (Standard
Class)                                0.73%          0.00%          0.07%               0.80%
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Growth and
Income Fund (Standard Class)          0.32%          0.00%          0.06%               0.38%
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Social Awareness
Fund (Standard Class)                 0.35%          0.00%          0.07%               0.42%
--------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Mid-
Cap Growth Portfolio                  0.84%          0.00%          0.11%               0.95%
--------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT
Partners Portfolio                    0.83%          0.00%          0.08%               0.91%
--------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International
Stock Portfolio                       1.05%          0.00%          0.00%               1.05%
--------------------------------------------------------------------------------------------------------------------------------



(1)The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2001 through April 30, 2002, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.85%. For the period May 1, 2002 through April 30, 2003, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.95%. Effective May 1, 2003 through April 30, 2004, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the ex-tent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2003 through April 30, 2004, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.


(2)The investment advisor for the Delaware VIP Trend Series is Delaware Management Company ("DMC"). For the period May 1, 2001 through April 30, 2002, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.85%. For the period May 1, 2002 through April 30, 2003, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.95%. Effective May 1, 2003 through April 30, 2004, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2003 through April 30, 2004, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.





EXAMPLES



This Example is intended to help contractowner/participants compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner/participant transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.



The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



1) If you surrender your contract at the end of the applicable time period:



                                                   1 year   3 years 5 years 10 years
                                                   -------------------------------
                                                           GVA I Standard*
                                                     $765    $1,314  $1,891   $2,954

                                                   1 year   3 years 5 years 10 years
                                                   -------------------------------
                                                          GVA II Standard*
                                                     $867    $1,422  $2,005   $3,210

                                                   1 year   3 years 5 years 10 years
                                                   -------------------------------
                                                          GVA III Standard*
                                                     $252      $776  $1,326   $2,826



2) If you do not surrender your contract at the end of the applicable time period:



                                                   1 year   3 years 5 years 10 years
                                                   -------------------------------
                                                           GVA I Standard*
                                                     $252      $776  $1,326   $2,826

                                                   1 year   3 years 5 years 10 years
                                                   -------------------------------
                                                          GVA II Standard*
                                                     $252      $776  $1,326   $2,826

                                                   1 year   3 years 5 years 10 years
                                                   -------------------------------
                                                          GVA III Standard*
                                                     $252      $776  $1,326   $2,826



* Examples shown may be less for plans qualifying for "breakpoint" mortality and expense risk charge.



The Expense Tables reflect expenses of the VAA as well as the maximum fees and expenses of any of the funds. We provide these examples, which are unaudited to show the direct and indirect costs and expenses of the contract.



For more information, see "Charges and other deductions" in the Prospectus, and in the Prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Summary

What kind of contract is this? It is a group variable annuity contract between the Contractowner and Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This Prospectus describes the variable side of the contract. See "The contracts." Charges and available features may vary in certain states. Please check with your investment representative or with our servicing office for information.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. See "Variable annuity account."

What are the contract's investment choices? Based upon instructions, the VAA applies contributions to buy shares in one or more of the funds: See "Investments of the VAA--Description of the Funds."

Who advises the funds? Several different investment advisers manage the funds. See "Investments of the VAA--Description of the Funds."

How do the contracts work? If we approve the application, we will send the contractowner a contract. When participants make contributions, they buy accumulation units. If the participant decides to receive retirement income payments, we convert accumulation units to annuity units. Retirement income payments will be based on the number of annuity units received and the value of each annuity unit on payout days. See "The contracts" and "Annuity payouts."

What charges do I pay under the contract? If participants in GVA I or GVA II withdraw account value, a surrender charge of 0-5% or 0-6%, respectively, of the gross withdrawal amount applies depending upon how many participation years the participant has been in the contract. We may reduce or waive surrender charges in certain situations. See "Charges and other deductions--Surrender charge for GVA I and GVA II."

There is no surrender charge for GVA III.

We charge an account fee charge of $25 per participant account. We will deduct any applicable premium tax from contributions or account value at the time the tax is incurred or at another time we choose.

We apply an annual charge totaling 1.00% "standard", or .75% "breakpoint", to the daily net asset value of the VAA. See "Charges and other deductions."

The funds' investment management fees, 12b-1 fees, expenses and expense limitations, if applicable, are more fully described in the Prospectuses for the funds.

What contributions are necessary, and how often? Contributions made on behalf of participants may be in any amount unless the contractowner or the plan has a minimum amount. See "The contracts--Contributions."

How will annuity payouts be calculated? If a participant decides to annuitize, they select an annuity option and start receiving retirement income payments from the contract as a fixed option or variable option or a combination of both. See "Annuity payout options." Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if a participant dies before he or she annuitizes? The beneficiary has options as to how any death benefit is paid. See "The contracts--Death benefit before the annuity commencement date."


May participants transfer account value between subaccounts, and between the VAA and the fixed account? Before the annuity commencement date, yes, subject to the terms of the plan. See "The contracts--Transfers on or before the annuity commencement date" and "Transfers after the annuity commencement date."


May a participant withdraw account value? Yes, during the accumulation period, subject to contract requirements, to the restrictions of any plan, and to certain restrictions under GVA III. See "Charges and other deductions." Under GVA III, a participant may not transfer more than 20% of his or her fixed account holdings to the VAA each year, unless the participant intends to liquidate their fixed account value. Under GVA III, liquidation of the entire fixed account value must be over 5 annual installments. See "Fixed account withdrawal/transfer limits for GVA III." The contractowner must also approve participant withdrawals under Section 401(a) plans and plans subject to Title I of ERISA. Certain charges may apply. See "Charges and other deductions." A portion of withdrawal proceeds may be taxable. In addition, a 10% Internal Revenue Service (IRS) tax penalty may apply to distributions before age 59 1/2. A withdrawal also may be subject to 20% withholding. See "Federal tax matters."

Do participants get a free look at their certificates? A participant under a
Section 403(b) or 408 plan and certain non-qualified plans can cancel the active life certificate within ten days (in some states longer) of the date the participant receives the certificate. The participant needs to give notice to our servicing office. See "Return privilege."


Where may I find more information about accumulation unit values? The Appendix to this Prospectus provides more information about accumulation unit values.

Investment results

The VAA advertises the annual performance of the subaccounts for the funds on both a standardized and nonstandardized basis.

The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year, and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all contractowner accounts.

The nonstandardized calculation compares changes in accumulation unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in accumulation unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.

For additional information about performance calculations, please refer to the SAI.

Financial statements


The financial statements of the VAA and the financial statements of Lincoln Life are located in the SAI. You may obtain a free copy by writing Lincoln National Life Insurance Co., P.O. Box 9740, Portland, Maine 04104-5037 or calling 1-800-341-0441.


The Lincoln National Life Insurance Company


The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana.


Fixed side of the contract

Contributions allocated to the fixed account become part of Lincoln Life's general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, Lincoln Life has not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and has not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are subject to regulation under the 1933 Act or the 1940 Act. Lincoln Life has been advised that the staff of the SEC has not made a review of the disclosures which are included in this Prospectus which relate to our general account and to the fixed side of the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract can be found in the contract.

Contributions allocated to the fixed account are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3.0%. A contribution allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all participant data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE IN LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS AND PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.

Under GVA III, special limits apply to transfers and withdrawals from the fixed account. See "Charges and other deductions--Fixed account withdrawal/transfer limits for GVA III."

Variable annuity account (VAA)

On April 29, 1996, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the 1940 Act. The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. Lincoln Life is the issuer of the contracts, and the obligations set forth in the contract, other than those of the contractowner and participants, are Lincoln Life's. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. Contractowners and participants, as applicable, assume the full investment risk for all amounts placed in the VAA.

Investments of the VAA

The contractowner decides which of the subaccounts available under the contract will be available for participant allocations. There is a separate subaccount which corresponds to each fund. Participant allocations may be changed without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value on our request. We reserve the right to add, delete, or substitute funds.

Each fund, described below, is an investment vehicle for insurance company separate accounts. Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the fund's adviser. The investment results of the funds, however, may be higher or lower than the results of other portfolios that are managed by the adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser.


Description of the funds


Following are brief summaries of the investment objectives and policies of the funds, and a description of their managers. Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund. More detailed information can be obtained from the current Prospectus for the fund, which is included in this booklet. You should read each fund prospectus carefully before investing. There is no assurance that any of the funds will achieve its stated objective.



AllianceBernstein VP Growth Portfolio (AVP Growth Subaccount)--Seeks to provide long-term growth of capital. Current income is only an incidental consideration. The portfolio invests primarily in equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time. Alliance Capital Management, L.P. serves as the Fund's Investment adviser.



AllianceBernstein VP Technology Portfolio (AVP Technology Subaccount)--Seeks to emphasize growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The portfolio may seek income by writing listed call options. The portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). Alliance Capital Management, L.P. serves as the Fund's investment adviser.



American Century VP Balanced Fund (Balanced Subaccount)--Seeks capital growth and current income. Its investment team intends to maintain approximately 60% of the portfolio's assets in common stocks and the remainder balance in bonds and other fixed income securities. American Century Investment Management, Inc. is the Investment manager of this portfolio.







American Funds Growth Fund (Growth Subaccount)--Seeks to make your investment grow over time by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations. Capital Research and Management Company serves as the Fund's investment adviser.



American Funds International Fund (International Subaccount)--Seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations. Capital Research and Management Company serves as the Fund's Investment adviser.



Baron Capital Asset Fund (Small Cap Growth Subaccount)--Seeks to purchase stocks, judged by the advisor, to have the potential of increasing their value at least 50% over two subsequent years, although that goal may not be achieved. BAMCO, Inc. serves as the Fund's investment adviser.



Delaware VIP REIT Series (Real Estate Subaccount)--Seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. Under normal circumstances, the Series will invest at least 80% of its net assets in investments of real estate investment trusts (REITs). Delaware Management Company serves as the Fund's investment adviser.



Delaware VIP Trend Series (Trend Subaccount)--Seeks long-term capital appreciation by investing primarily in stocks of small growth oriented or emerging companies that, in the management team's view, are responsive to changes within the marketplace and have the fundamental characteristics to support continued growth. Delaware Management Company serves as the Fund's investment adviser.





Dreyfus Stock Index Fund (Index Subaccount)--Seeks to match the total return of the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500(R) in proportion to their weighting in the index. The Fund may also use stock index futures as a substitute for the sale or purchase of securities. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard and Poor's makes no representation regarding the advisability of investing in the Fund. The Dreyfus Corporation acts as the Fund manager.



Dreyfus VIF--Developing Leaders Portfolio (formerly Small Cap) (Small Cap Subaccount)--Seeks to maximize capital appreciation by investing, under normal circumstances, at least 80% of its assets in the stocks of small-cap companies which are companies with total market values of less than $2 billion at the time of purchase. The portfolio may continue to hold the securities of companies as their market capitalizations grow and thus, at any given time, a substantial portion of the portfolio's holdings may have market capitalizations in excess of $2 billion. The investments may include common stocks, preferred stocks and convertible securities, including those issued in initial public offerings. The Dreyfus Corporation serves as the Portfolio's investment adviser.



Fidelity(R) VIP--Asset Manager Portfolio (Asset Manager Subaccount)--Seeks to obtain high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments. Fidelity Management & Research Company ("FMR") is the investment manager of this portfolio.





Fidelity(R) VIP--Contrafund(R) Portfolio (VIP II Contrafund(R)
Subaccount)--Seeks long-term capital appreciation. FMR is the investment manager of the portfolio.



Fidelity(R) VIP--Equity-Income Portfolio (Equity-Income Subaccount)--Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard and Poor's 500 Index (S&P 500(R)). FMR is the Investment manager of this portfolio.





Fidelity(R) VIP--Growth Portfolio (Growth I Subaccount)--Seeks to achieve capital appreciation. FMR is the manager of this portfolio.





Janus Aspen Worldwide Growth Portfolio (Global Growth Subaccount)--Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country. Janus Capital Management LLC serves as the Fund's investment advisor.





Lincoln VIP Aggressive Growth Fund (Mid Cap Growth I Subaccount)--Seeks to maximize capital appreciation. The fund invests in a diversified group of domestic stocks primarily of small and medium size companies. Delaware Management Company is the Fund's investment adviser, and Putnam Investment Management, LLC is the Fund's investment sub-adviser.



Lincoln VIP Capital Appreciation Fund (Capital Appreciation Subaccount)--Seeks long-term growth of capital in a manner consistent with preservation of capital. The fund primarily invests in stock of large and medium-sized U.S. companies. Delaware Management Company is the Fund's investment adviser and Janus Capital Management LLC is the Fund's investment sub-adviser.



Lincoln VIP Growth And Income Fund (Growth and Income Subaccount)--Seeks long-term capital appreciation. The fund invests in a diversified portfolio of stocks primarily of large-sized U.S. companies and to a smaller degree may hold stocks of medium-sized U.S. companies. Delaware Management Company is the Fund's investment adviser.



Lincoln VIP Social Awareness Fund (Social Awareness Subaccount)--Seeks Long-term capital appreciation. The fund buys stocks of large and medium sized companies which adhere to certain specific social criteria. Delaware Management Company is the Fund's investment adviser.



Neuberger Berman AMT--Mid-Cap Growth Portfolio (AMT Mid-Cap Growth Subaccount)--Seeks growth of capital by investing primarily in common stocks of mid-capitalization companies, using a growth-oriented investment approach. Neuberger Berman Management Incorporated serves as the Funds investment advisor. Neuberger Berman, LLC serves as the Fund's investment sub-adviser.



Neuberger Berman AMT--Partners Portfolio (AMT Mid-Cap Value Subaccount)--Seeks capital growth by investing mainly in common stocks of mid- to large capitalization established companies using the value-oriented investment approach. Neuberger Berman Management Incorporated serves as the Funds investment advisor. Neuberger Berman, LLC serves as the Fund's investment sub-adviser.



T. Rowe Price International Stock Portfolio (International Stock
Subaccount)--Seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. T. Rowe Price International, Inc. is the investment manager of this portfolio.





Fidelity VIP--Money Market Portfolio (Pending Allocation Account)--Seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. For more information about the Portfolio into which initial contributions are invested pending Lincoln Life's receipt of a complete order, see "The contracts."


As compensation for their services to the fund, the investment advisers receive a fee from the fund, which is accrued daily and paid monthly or quarterly. This fee is based on the net assets of each fund, defined under Purchase and Redemption of Shares, in the Prospectus for the fund.


With respect to a fund including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may compensate Lincoln Life (or an affiliate) for administrative, distribution, or other services. We also may receive 12b-1 fees from the funds. Some funds may compensate us significantly more than other funds. It is anticipated that such compensation will be based on assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by Lincoln Life (or an affiliate).


Fund shares
We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem shares of the appropriate funds to pay annuity payouts, death benefits, surrender/ withdrawal proceeds or for other purposes described in the contract. If a participant wants to transfer all or part of his or her account balance from one subaccount to another, we redeem shares held in the first and purchase shares of the other. The shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to Lincoln Life and may be sold to other insurance companies for investment of assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells shares both to variable annuity and to variable life insurance separate accounts, it is engaging in mixed funding. When a fund sells shares to separate accounts of unaffiliated life insurance companies, it is engaging in shared funding.

The funds may engage in mixed and shared funding. Due to differences in redemption rates or tax treatment, or other considerations, the interests of various contractowners participating in a fund could conflict. The funds' Directors or Trustees will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the Prospectuses of the funds.

Reinvestment of dividends and capital gain distributions
All dividend and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.

Addition, deletion or substitution of investments
We reserve the right, within the law, to add, delete and substitute funds within the VAA. We may also add, delete, or substitute funds only for certain classes of contractowners or participants. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners and participants.

Substitutions may be made with respect to existing investments or the investments of future contributions, or both. We may close subaccounts to allocations of contributions or account value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion. We will not substitute shares of one fund for another without any necessary approval by the SEC. We will also provide you advance written notice.

Charges and other deductions

We will deduct the charges described below to cover our costs and expenses, services provided, and risks assumed under the contracts. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing distribution of the contracts.

Deductions from contributions
There are no front-end deductions for sales charges made from contributions. However, we will deduct premium taxes, when applicable.

Annual contract fee
During the accumulation period, we currently deduct $25 (or the balance of the participant's account, if less) per year from each participant's account value on the last business day of the month in which a participant anniversary occurs, to compensate us for administrative services provided. We also deduct the charge from a participant's account value if the participant's account is totally withdrawn. The charge may be increased or decreased. Administrative services include processing applications; issuing contracts and certificates; processing purchase and redemptions of fund shares; maintaining records; administering annuity payouts; reconciling and depositing cash receipts; providing contract confirmations; providing toll-free inquiry services and furnishing fund transfer services; providing accounting, valuation, regulatory and reporting services.

Surrender charge for GVA I and GVA II*
Under GVA I and GVA II, a surrender charge applies (except as described below) to total or partial with-drawals of a participant's account balance during the accumulation period as follows:

During Participation
        Year         GVA I GVA II
-------------------- ----- ------
    1-5                5%    6%
    6                  5%    3%
    7                  4%    3%
    8                  3%    3%
    9                  2%    3%
    10                 1%    3%
    11-15              0%    1%
    16 and later       0%    0%

* There is no surrender charge taken on withdrawals from GVA III.

The surrender charge is imposed on the gross withdrawal amount, and is deducted from the subaccounts and the fixed account in proportion to the amount withdrawn from each. We do not impose a surrender charge on death benefits, or on account balances converted to an annuity payout option. For any participant, the surrender charge will never exceed 8.5% of the cumulative contributions to the participant's account.

We impose the surrender charge on GVA I and GVA II to compensate us for the loss we experience on our distribution costs when a participant withdraws account value before distribution costs have been recovered. We may also recover distribution costs from other contract charges, including the mortality and expense risk charge.

Fixed account withdrawal/transfer limits for GVA III
GVA III has no surrender charges, but under GVA III, special limits apply to withdrawals and transfers from the fixed account. During any one calendar year a participant may make one withdrawal from the fixed account, OR one transfer to the VAA from the fixed account, of up to 20% of their fixed account balance.

Participants who want to liquidate their entire fixed account balance or transfer it to the VAA, however, may make one withdrawal or transfer request from their fixed account in each of five consecutive calendar years, according to the following percentages:

               Year Request Received Percentage of Fixed Account
                  By Lincoln Life      Available Under GVA III
               --------------------- ---------------------------
                         1                         20%
                         2                         25%
                         3                      33.33%
                         4                         50%
                         5                        100%

Each consecutive withdrawal or transfer may not be made more frequently than twelve months apart. This liquidation schedule is also subject to the same conditions as other withdrawals and transfers. We reserve the right to prohibit any additional contributions by a participant that notifies us their intention to liquidate their fixed account balance and stop contributions to the contract.

In addition, at contract termination certain 403(b) GVA III contracts offer lump sum payouts from the fixed account which may have a market value adjustment. Lump sum payouts will never be less than net contributions accumulated at an annual effective rate of 3%.

Waiver of surrender charges and fixed account withdrawal/transfer limits
Under certain conditions, a participant may withdraw part or all of his or her account balance without incurring a surrender charge under GVA I or GVA II, or without being subject to the fixed account withdrawal/transfer limits under GVA
III. We must receive reasonable proof of the condition with the withdrawal request. The chart below shows the standard conditions provided by GVA I, GVA II, and GVA III, as well as optional conditions the contractowner may or may not make available under the contracts:

                       Standard conditions  Optional conditions
                       -------------------- --------------------
               GVA I   .the participant has .the participant has
                        attained age 59 1/2  separated from
                       .the participant has  service with their
                        died                 employer and is at
                       .the participant has  least 55 years of
                        incurred a           age
                        disability (as      .the participant is
                        defined under the    experiencing
                        contract)            financial hardship
                       .the participant has
                        separated from
                        service with their
                        employer
               GVA II  .the participant has .the participant is
                        attained age 59 1/2  separated from
                       .the participant has  service with their
                        died                 employer
                       .the participant has .the participant is
                        incurred a           experiencing
                        disability (as       financial hardship
                        defined under the
                        contract)
                       .the participant has
                        separated from
                        service with their
                        employer and is at
                        least 55 years of
                        age
               GVA III .the participant has .the participant has
                        attained age 59 1/2  separated from
                       .the participant has  service with their
                        died                 employer and is at
                       .the participant has  least 55 years of
                        incurred a           age
                        disability (as
                        defined under the
                        contract)
                       .the participant is
                        separated from
                        service with their
                        employer
                       .the participant is
                        experiencing
                        financial hardship*

*A GVA III contractowner has the option not to include the financial hardship condition.

Under GVA I and GVA II, a contractowner may also elect an optional contract provision that permits participants to make a withdrawal once each contract year of up to 20% of the participant's account balance without a surrender charge.

A contractowner choosing one or more of the optional provisions may receive a different declared interest rate on the fixed account than will holders of contracts without these provisions.

Deductions from the VAA for GVA I, II, & III for assumption of mortality and expense risks
We deduct from the VAA an amount, computed daily, which is no higher than an effective annual rate of 1.00% or .75% of the daily net asset value, to compensate us for our assumption of certain risks described below. This maximum level of mortality and expense risk charge is guaranteed not to increase.


Contracts eligible for the lower, or "breakpoint", mortality and expense risk charge are those contracts which, either individually or in combination with other contracts under the same employer group or association, either at issue or after issue and at the end of a calendar quarter, satisfy eligibility criteria anticipated to result in lower issue and administrative costs for us over time. Such criteria include, for example, expected size of account value and contributions, administrative simplicity, and/or limited competition. For cases not eligible for the lower mortality and risk expense charge at issue, the lower charge will be implemented on the calendar quarter-end valuation date following the end of the calendar quarter in which the contract becomes eligible for the lower charge. We periodically modify the criteria for eligibility. Modifications will not be unfairly discriminatory against any person. Contact your agent for our current eligibility criteria.



Our assumption of mortality risks guarantees that the annuity payouts made will not be affected by annuitants receiving annuity payouts that live longer than we assumed when we calculated our guaranteed rates. We assume this mortality risk through guaranteed annuity rates incorporated into the contract which we cannot change. We also assume the risk that the charges for administrative expenses, which we cannot change, will be insufficient to cover actual administrative costs.


If the mortality and expense risk charge proves insufficient to cover underwriting and administrative costs in excess of the charges made for the administrative expenses, we will absorb the loss. However, if the amount deducted proves more than sufficient, we will keep the profit.


Special arrangements

The surrender and account charges, described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and/or the interest rate declared on the fixed account may be enhanced for certain contracts. Such reductions, eliminations or enhancements may be available where Lincoln Life's administrative and/or distribution costs or expenses are anticipated to be lower due to, for example, the terms of the contract, the duration or stability of the plan or contract; economies due to the size of the plan, the number or certain characteristics of participants, or the amount or frequency of contributions anticipated; or other support provided by the contractowner or the plan. In addition, the group contractowner or the plan may pay the annual administration charge on behalf of the participants under a contract or by election impose this charge only on participants with account balances in the VAA. Lincoln Life will enhance the fixed interest crediting rate and reduce or eliminate fees, charges, or rates in accordance with Lincoln Life's eligibility criteria in effect at the time a contract is issued, or in certain cases, after a contract has been held for a period of time. Lincoln Life may from time to time modify both the amounts of reductions or enhancements and the criteria for qualification. Reductions, enhancements, or waivers will not be unfairly discriminatory against any person, including participants under other contracts issued through the VAA.

Fees, charges and rates under the contracts, including charges for premium taxes; loan rates of interest; and the availability of certain free withdrawals, may be subject to variation based on state insurance regulation.

The contractowner and participant should read the contract carefully to determine whether any variations apply in the state in which the contract is issued. The exact amount for all fees, charges and rates applicable to a particular contract will be stated in that contract.

Deductions for premium taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from account value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation, or by judicial action. These premium taxes will generally depend upon the law of your state of residence. The tax ranges from 0.0% to 5.0% in those states where the tax is imposed.

Other charges and deductions
There are deductions from and expenses paid out of the assets of the funds that are described elsewhere in this booklet and in the funds' Prospectuses. Among these deductions and expenses are 12b-1 fees which reimburse Lincoln Life for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

The contracts

Purchase of the contracts
A prospective contractowner wishing to purchase a contract must apply for it through one of our authorized sales representatives. The completed application is sent to us and we decide whether we can accept it based on our underwriting guidelines. Once the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to the contractowner through its sales representative. For plans that have allocated rights to the participant, we will issue to each participant a separate active life certificate that describes the basic provisions of the contract to each participant.


Initial contributions

When we receive a completed enrollment form and all other information necessary for processing a contribution, we will price the initial contribution for a participant to his or her account no later than two business days after we receive the contribution.

If we receive contribution amounts with incomplete or no allocation instructions, we will notify the contractowner and direct contribution amounts to the pending allocation account. The pending allocation account invests in Fidelity VIP--Money Market Portfolio, which is not available as an investment option under the contract. We do not impose the mortality and expense risk charge or the annual administration charge on the pending allocation account. The participant's participation date will be the date we deposited the participant's contribution into the pending allocation account.

We will transfer account value from the pending allocation account in accordance with allocation percentages elected on properly completed allocation instructions within two valuation dates of receipt of such instructions, and allocate all future contributions in accordance with these percentages until such time as we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund account value in the pending allocation account within 105 days of the initial contribution.

Participants may not allocate contributions to, make transfers to or from, take loans from, or make withdrawals from the pending allocation account, except as set forth in the contract.

Contributions
Contractowners generally forward contributions to us for investment. Depending on the plan, the contributions may consist of salary reduction contributions, employer contributions or post-tax contributions.

Contributions may accumulate on either a guaranteed or variable basis selected from those subaccounts made available by the contractowner.

Contributions made on behalf of participants may be in any amount unless there is a minimum amount set by the contractowner or plan. A contract may require the contractowner to contribute a minimum annual amount on behalf of all participants. Annual contributions under qualified plans may be subject to maximum limits imposed by the tax code. Annual contributions under non-qualified plans may be limited by the terms of the contract.

Subject to any restrictions imposed by the plan or the tax code, we will accept transfers from other contracts and qualified rollover contributions.

Section 830.205 of the Texas Education Code provides that employer or state contributions (other than salary reduction contributions) on behalf of participants in the Texas Optional Retirement Program ("ORP") vest after one year of participation in the program. We will return employer contributions to the contractowner for those employees who terminate employment in all Texas institutions of higher education before becoming vested. During this first participation year in the ORP, ORP Participants may only direct employer and state contributions to the fixed account.

Contributions must be in U.S. funds, and all withdrawals and distributions under the contract will be in U.S. funds. If a bank or other financial institution does not honor the check or other payment method used for a contribution, we will treat the contribution as invalid. All allocation and subsequent transfers resulting from the invalid contributions will be reversed and the party responsible for the invalid contribution must reimburse us for any losses or expenses resulting from the invalid contribution.


Replacement of existing insurance


Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this Prospectus. Participant surrender changes may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of or transfer into this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax.


Valuation date
Accumulation units and annuity units will be valued once daily at the close of trading (currently normally 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of contributions

The contractowner forwards contributions to us, specifying the amount being contributed on behalf of each participant and allocation information in accordance with our procedures. Contributions are placed into the VAA'S subaccounts, each of which invests in shares of a fund, and/or the fixed account, according to written participant instructions and subject to the plan. The contribution allocation percentage to the subaccounts or the fixed account must be in any whole percent.


Upon allocation to the appropriate subaccount, contributions are converted to accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the contribution is received by us if received before the end of the valuation date (normally 4:00 p.m., New York time). If the contribution is received at or after the end of the valuation date, we will use the accumulation unit value computed on the next valuation date. The number of accumulation units determined in this way is not changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.

Subject to the terms of the plan, a participant may change the allocation of contributions by notifying us in writing or by telephone in accordance with our published procedures. The change is effective for all contributions received concurrently with the allocation change form and for all future contributions, unless the participant specifies a later date. Changes in the allocation of future contributions have no effect on amounts a participant may have already contributed. Such amounts, however, may be transferred between subaccounts and the fixed account pursuant to the requirements described in "Transfers on or before the annuity commencement date." Allocations of employer contributions may be restricted by the applicable plan.

Valuation of accumulation units

Contributions allocated to the VAA are converted into accumulation units. This is done by dividing each con- tribution by the value of an accumulation unit for the valuation period during which the contribution is allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, expenses, and the deduction of contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:


1.The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2.The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3.The result of (2) is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

Transfers on or before the annuity commencement date
Subject to the terms of a plan, a participant may transfer all or a portion of the participant's account balance from one subaccount to another, and between the VAA and the fixed account.

Under GVA III transfers from the fixed account are subject to special limits. See "Fixed account withdrawals/ transfer limits for GVA III."

A transfer from a subaccount involves the surrender of accumulation units in that subaccount, and a transfer to a subaccount involves the purchase of accumulation units in that subaccount. Subaccount transfers will be done using accumulation unit values determined at the end of the valuation date on which we receive the transfer request. There is no charge for a transfer. We do not limit the number of transfers except as described under "Charges and other deductions--Fixed account withdrawal/transfer limits for GVA III."


A transfer request may be made to us using written, telephone or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of the prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign, the participant a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the participant on the next valuation date. If the participant determines that a transfer was made in error, the participant must notify us within 30 days of the confirmation date.


Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems at Lincoln Life, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our servicing office.

Requests for transfers will be processed on the valuation date that they are received when they are received in our customer service center before the end of the valuation date (normally 4:00 p.m. New York time).

When thinking about a transfer of account value, the participant should consider the inherent risk involved.

Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.

This contract is not designed for professional market timing organizations or other entities using programmed and frequent transfers. Repeated patterns of frequent transfers are disruptive to the operation of the subaccounts and should Lincoln Life become aware of such disruptive practices, Lincoln Life may refuse to permit such transfers.

Transfers after the annuity commencement date
We do not permit transfers of a participant's account balance after the annuity commencement date.

Additional services
There are four additional services available to you: dollar-cost averaging, systematic transfer (GVAIII only), account sweep and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the applicable election form.

Dollar-cost averaging allows you to transfer a designated amount from the fixed account into one or more subaccounts on a monthly basis for 1, 2 or 3 years.

The systematic transfer service allows you to fully liquidate your fixed account balance over four years and transfer the amounts into one or more of the subaccounts. This service is only available for GVA III participants.



The account sweep service allows you to keep a designated amount in one subaccount or the fixed account, and automatically transfer the excess to other subaccounts of your choice.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of account value allocated to each subaccount or the fixed account. The rebalancing may take place quarterly, semi-annually or annually.

Death benefit before the annuity commencement date
The payment of death benefits is governed by the applicable plan and the tax code. In addition, no payment of death benefits provided upon the death of the participant will be allowed that does not satisfy the requirements of code section 72(s) or section 401(a)(9) of the tax code. The participant may designate a beneficiary during the participant's lifetime and change the beneficiary by filing a written request with us. Each change of beneficiary revokes any previous designation.

If the participant dies before the annuity commencement date, the death benefit paid to the participant's designated beneficiary will be the greater of: (1) the net contributions; or (2) the participant's account balance less any outstanding loan (including principal due and accrued interest), provided that, if we are not notified of the participant's death within six months of such death, we pay the beneficiary the amount in (2).

We determine the value of the death benefit as of the date on which the death claim is approved for payment. This payment will occur when we receive (1) proof, satisfactory to us, of the death of the participant; (2) written authorization for payment; and (3) all required claim forms, fully completed.

If a death benefit is payable, the beneficiary may elect to receive payment of the death benefit either in the form of a lump sum settlement or an annuity payout, or as a combination of these two. If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regulations governing payment of death benefits. If no election is made within 60 days after we receive satisfactory notice of the participant's death, we will pay a lump sum settlement to the beneficiary at that time. This payment may be postponed as permitted by the 1940 Act.

Payment will be made in accordance with applicable laws and regulations governing payment of death benefits.

Under qualified contracts, if the beneficiary is someone other than the spouse of the deceased participant, the tax code provides that the beneficiary may not elect an annuity which would commence later than December 31st of the calendar year following the calendar year of the participant's death. If a non-spousal beneficiary elects to receive payment in a single lump sum, the tax code provides that such payment must be received no later than December 31st of the fourth calendar year following the calendar year of the participant's death.

If the beneficiary is the surviving spouse of the deceased participant, distributions generally are not required under the tax code to begin earlier than December 31st of the calendar year in which the participant would have attained age 70. If the surviving spouse dies before the date distributions commence, then, for purposes of determining the date distributions to the beneficiary must commence, the date of death of the surviving spouse is substituted for the date of death of the participant.

Other rules apply to non-qualified annuities. See "Federal tax matters."

If there is no living named beneficiary on file with us at the time of a participant's death and unless the plan directs otherwise, we will pay the death benefit to the participant's estate in the form of a lump sum payment, upon receipt of satisfactory proof of the participant's death, but only if we receive proof of death no later than the end of the fourth calendar year following the year of the participant's death. In such case, the value of the death benefit will be determined as of the end of the valuation period during which we receive due proof of death, and the lump sum death benefit generally will be paid within seven days of that date.

Withdrawals
Before the annuity commencement date and subject to the terms of the plan, withdrawals may be made from the subaccounts or the fixed account of all or part of the participant's account balance remaining after deductions for any applicable (1) surrender charge; (2) annual administration charge (imposed on total withdrawals), (3) premium taxes, and (4) outstanding loan.

Converting all or part of the account balance or death benefit to an annuity payout is not considered a withdrawal.

Under GVA III, special limits apply to withdrawals from the fixed account. See "Charges and other deductions--Fixed account withdrawal/transfer limits for GVA III."

The account balance available for withdrawal is determined at the end of the valuation period during which we receive the written withdrawal request. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total participant account balance. Unless prohibited, withdrawal payments will be mailed within seven days after we receive a valid written request. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with withdrawals of account value. See "Charges and other deductions."

The tax consequences of a withdrawal are discussed later in this booklet. See "Federal tax matters."

Total withdrawals. Only participants with no outstanding loans can make a total withdrawal. A total withdrawal of a participant's account will occur when (a) the participant or contractowner requests the liquidation of the participant's entire account balance, or (b) the amount requested plus any surrender charge results in a remaining participant account balance of an amount less than or equal to the annual administration charge, in which case we treat the request as a request for liquidation of the participant's entire account balance.

Any active life certificate must be surrendered to us when a total withdrawal occurs. If the contractowner resumes contributions on behalf of a participant after a total withdrawal, the participant will receive a new participation date and active life certificate.

Partial withdrawals. A partial withdrawal of a participant's account balance will occur when less than a total withdrawal is made from a participant's account.

Systematic withdrawal option. Participants who are at least age 59 1/2, are separated from service from their employer, or are disabled, and certain spousal beneficiaries and alternate payees who are former spouses, may be eligible for a Systematic Withdrawal Option ("SWO") under the contract. Payments are made only from the fixed account. Under the SWO a participant may elect to withdraw either a monthly amount which is an approximation of the interest earned between each payment period based upon the interest rate in effect at the beginning of each respective payment period, or a flat dollar amount withdrawn on a periodic basis. A participant must have a vested pre-tax account balance of at least $10,000 in the fixed account in order to select the SWO. A participant may transfer amounts from the VAA to the fixed account in order to support SWO payments. These transfers, however, are subject to the transfer restrictions imposed by any applicable plan. A one-time fee of up to $30 will be charged to set up the SWO. This charge is waived for total vested pre-tax account balances of $25,000 or more. More information about SWO, including applicable fees and charges, is available in the contracts and active life certificates and from us.

Required minimum distribution program (formerly known as maximum conservation option). Under certain contracts participants who are at least age 70 1/2 may ask us to calculate and pay to them the minimum annual distribution required by Sections 401(a)(9), 403(b)(10) or 408 of the tax code. The participant must complete the forms we require to elect this option. We will base our calculation solely on the participant's account value with us. Participants who select this option are responsible for determining the minimum distributions amount applicable to their non-Lincoln Life contracts.


Withdrawal restrictions. Withdrawals under Section 403(b) contracts are subject to the limitations under Section 403(b)(11) of the tax code and regulations thereof and in any applicable plan document. That section provides that withdrawals of salary reduction contributions deposited and earnings credited on any salary reduction contributions after December 31, 1988, can only be made if the participant has (1) died; (2) become disabled; (3) attained age 59 1/2;
(4) separated from service; or (5) incurred a hardship. If amounts accumulated in a Section 403(b)(7) custodial account are deposited in a contract, these amounts will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction contributions under the contracts. For more information on these provisions see "Federal tax matters."


Withdrawal requests for a participant under Section 401(a) plans and plans subject to Title I of ERISA must be authorized by the contractowner on behalf of a participant. All withdrawal requests will require the contractowner's written authorization and written documentation specifying the portion of the participant's account balance which is available for distribution to the participant.

As required by Section 830.105 of the Texas Education Code, withdrawal requests by participants in the Texas Optional Retirement Program ("ORP") are only permitted in the event of (1) death; (2) retirement; (3) termination of employment in all Texas institutions of higher education; or (4) attainment of age 70 1/2. A participant in an ORP contract is required to obtain a certificate of termination from the participant's employer before a withdrawal request can be granted.

For withdrawal requests (other than transfers to other investment vehicles) by participants under plans not sub-ject to Title I of ERISA and non-401(a) plans, the participant must certify to us that one of the permitted distribution events listed in the tax code has occurred (and provide supporting information, if requested) and that we may rely on this representation in granting the withdrawal request. See "Federal tax matters." A participant should consult his or her tax adviser as well as review the provisions of their plan before requesting a withdrawal.

A plan and applicable law may contain additional withdrawal or transfer restrictions.

Withdrawals may have Federal tax consequences. In addition, early withdrawals, as defined under Section 72(q) and 72(t) of the tax code, may be subject to a 10% excise tax.

Loans
If the plan permits loans, then during the participant's accumulation period, the participant may apply for a loan by completing a loan application that we provide. The participant's account balance in the fixed account secures the loan. Loans are subject to restrictions imposed by the IRC, Title I of the Employee Retirement Income Security Act of 1974 (ERISA), and the participant's plan. For plans subject to Title I of ERISA, the initial amount of a participant loan cannot exceed the lesser of 50% of the participant's vested account balance in the fixed account or $50,000 and must be at least $1,000. For plans not subject to Title I of ERISA, a participant may borrow up to $10,000 of his or her vested account balance. A participant may have only one loan outstanding at a time and may not take more than one loan in any six-month period. Amounts serving as collateral for the loan are not subject to the minimum interest rate under the contract and will accrue interest at a rate below the loan interest rate provided in the contract. Under certain contracts, a fee of up to $50 may be charged for a loan. More information about loans and loan interest rates is in the contract, the active life certificates, the annuity loan agreement and is available from us.

Delay in payments
We may delay payments from the fixed account for up to six months. During this period, we will continue to credit the current declared interest rate to a participant's account in the fixed account. Contract proceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (except weekends and holidays); (ii) times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
(iii) when the SEC so orders to protect contractowners and participants.


We may defer payments from the fixed side of the contract for up to six months.



Due to Federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a contribution. We may be required to provide additional information about a contractowner or participant's account to government regulators. We may also be required to block a contractowner's or participant's account and thereby refuse any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulator.


Amendment of the contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. The contractowner will be notified in writing of any changes, modifications or waivers.

Commissions

Lincoln Life offers the contracts through the registered representatives of its affiliated broker dealer, Lincoln Financial Advisors Corporation (LFA), who are registered with the NASD and are licensed to offer insurance in the states in which they do business. In addition to commissions, these representatives may be eligible for various benefits, such as bonuses, insurance benefits and subsidies. Payments may also be made for other services that do not directly involve the sale of the contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.



Lincoln Life, using LFA as a principal underwriter, also may offer the contracts through registered representatives of broker-dealers it maintains selling agreements with. These broker dealers and their registered representatives are also members of, and registered with, the NASD and are state insurance licensed. Commissions payable to registered representatives of a broker-dealer having a selling agreement with LFA will be paid to their respective broker-dealers. These broker-dealers may in turn pay a portion of the commissions to their registered representatives.



Registered representatives may be eligible for certain non-cash compensation programs, such as conferences or trips.



Lincoln Life offers the contracts to the public on a continuous basis and anticipates continuing to offer the contract but reserves the right to discontinue the offering.




We pay commissions of up to 3.5% of contributions to dealers. In some instances, we may lower commissions on contributions by as much as 3.5% and include a commission of up to .50% of annual contract values (or an equivalent schedule). These commissions are not deducted from contributions or account value; they are paid by us.

Ownership
Contractowners have all rights under the contract except those allocated to participants. According to Indiana law, the assets of the VAA are held for the ex-clusive benefit of all contractowners, participants, and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts and active life certificates may not be assigned or transferred except as permitted by ERISA and on written notification to us. In addition, a participant, beneficiary, or annuitant may not, unless permitted by law, assign or encumber any payment due under the contract.

Contractowner questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the contract. Charges and available features may vary in certain states. Questions about the contract should be directed to us at 1-800-341-0441 or visit www.LincolnRetirement.com.

Annuity payouts

As permitted by the plan, the participant, or the beneficiary of a deceased participant, may elect to convert all or part of the participant's account balance or the death benefit to an annuity payout. The contract provides optional forms of annuity payouts (annuity payout options), each of which is payable on a variable basis, a fixed basis or a combination of both as specified.

If the participant's account balance or the beneficiary's death benefit is less than $2,000 or if the amount of the first payout is less than $20, we have the right to cancel the annuity and pay the participant or beneficiary the entire amount in a lump sum.

We may maintain variable annuity payouts in the VAA, or in another separate account of Lincoln Life (variable payout division). We do not impose a charge when the annuity conversion amount is applied to a variable payout division to provide an annuity payout option. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as described in this Prospectus. The selection of funds available through a variable payout division may be different from the funds available through the VAA. If we will maintain a participant's variable annuity payout in a variable payout division, we will provide a Prospectus for the variable payout division before the annuity commencement date.

Annuity payout options
Note carefully: Under the Life Annuity and Joint Life Annuity options it would be possible for only one annuity payout to be made if the annuitant(s) were to die before the due date of the second annuity payout; only two annuity payouts if the annuitant(s) were to die before the due date of the third annuity payout; and so forth.

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the participant in an allocated contract.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor.

Non-Life Annuities. Annuity payouts are guaranteed monthly for the selected number of years. While there is no right to make any total or partial withdrawals during the annuity period, an annuitant or beneficiary who has selected this annuity option as a variable annuity may request at any time during the payout period that the present value of any remaining installments be paid in one lump sum. This lump sum payout will be treated as a total withdrawal during the accumulation period and may be subject to a surrender charge. See "Charges and other deductions" and "Federal tax matters."

General information
Under the options listed above, you may not make withdrawals. Other options may be made available by us. Annuity payout options are only available if consistent with the contract, the plan, the tax code, and ERISA. The mortality and expense risk charge will be assessed on all variable annuity payments, including options that do not have a life contingency and therefore no mortality risk.

Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to be beneficiary as payouts become due.

Annuity payout calculation
Fixed annuity payouts are determined by dividing the participant's annuity conversion amount in the fixed account as of the initial annuity payout calculation date by the applicable annuity conversion factor (in the contract) for the annuity payout option selected.

Variable annuity payouts will be determined using:

1.The participant's annuity conversion amount in the VAA as of the initial annuity payout calculation date;

2.The annuity conversion factor in the contract;

3.The annuity payout option selected; and

4.The investment performance of the funds selected.

To determine the amount of annuity payouts, we make this calculation:

1.Determine the dollar amount of the first payout; then

2.Credit the retired life certificate with a specific number of annuity units equal to the first payout divided by the annuity unit value; and

3.Calculate the value of the annuity units each period thereafter.

We assume an investment return of a specified percentage per year, as applied to the applicable mortality table. The amount of each annuity payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a proportional rate to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payouts will decrease. There is a more complete explanation of this calculation in the SAI.

Federal tax matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Qualified retirement plans
We designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of qualified contracts and terms of contracts
Currently, we issue contracts in connection with the following types of qualified plans:

.. Individual Retirement Accounts and Annuities ("Traditional IRAs")

.. Roth IRAs

.. Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")

.. SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)

.. 403(b) plans (public school system and tax-exempt organization annuity plans)

.. 401(a) plans (qualified corporate employee pension and profit-sharing plans)

.. 403(a) plans (qualified annuity plans)

.. H.R. 10 or Keogh Plans (self-employed individual plans)

.. 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

We may issue a contract for use with other types of qualified plans in the future. We may not offer certain types of qualified plans for all of our annuity products.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Economic Growth and Tax Relief Reconciliation Act of 2001

The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") made a number of changes to the rules pertaining to qualified plans. These changes became effective January 1, 2002. Some changes that EGTRRA introduced are the ability to move money from traditional IRAs to other qualified plans (and from qualified plans to traditional IRAs), increased contribution amounts to qualified plans and catch-up contributions to IRAs. It is important to note that while the contribution limits for federal tax purposes have increased, applicable state law may not permit increased contributions to your IRAs or other qualified plans. Applicable state law may also limit your ability to move your funds among your various qualified plans.


Tax deferral on earnings
The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

.. An individual must own the contract (or the tax law must treat the contract as owned by an individual).

.. The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

.. Your right to choose particular investments for a contract must be limited.

.. The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Investments in the VAA must be diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified." Such diversification requirements generally do not apply to 401(a) plans.

Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS. in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Tax treatment of qualified contracts
The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,

.. Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.


.. Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 1/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 70 1/2 or retirement.


.. Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax treatment of payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required minimum distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 70 1/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.


Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Please contact your tax adviser regarding any tax ramifications.


Federal penalty taxes payable on distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:

.. received on or after the annuitant reaches age 59 1/2,

.. received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),


.. received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or


.. received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Taxation of death benefits
We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your beneficiaries. If your spouse is your beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions.

Transfers and direct rollovers
As a result of EGTRRA, you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) nongovernmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.



Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.

Nonqualified annuity contracts
A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code, such as an IRA or 403(b) plan. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a competent tax advisor.


Our Tax status


Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the law
The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Voting rights

As required by law, we will vote the fund shares held in the VAA at meetings of shareholders of the funds. The voting will be done according to the instructions of participants that have interests in any subaccounts which invest in the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which the participant has the right to cast will be determined by applying the participant's percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Shares held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will furnish participants with a voting interest in a subaccount with proxy voting materials, reports, and voting instruction forms. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See "Investments of the VAA--Fundshares."

Distribution of the contracts


Lincoln Financial Advisors Corporation (LFA), 1300 South Clinton Street, Fort Wayne, Indiana 46802, is the distributor and principal underwriter of the contracts. The contracts will be sold by properly licensed registered representatives of independent broker-dealers which in turn have selling agreements with LFA and have been licensed by state insurance departments to represent us. LFA is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the NASD. Lincoln Life will offer contracts in all states where it is licensed to do business.


Return privilege

Participants under Sections 403(b), 408 and certain non-qualified plans will receive an active life certificate. Within the free-look period (ten days) after the participant receives the active life certificate, the participant may cancel it for any reason by giving us written notice. The postmark date of the notice is the date of notice for these purposes. An active life certificate canceled under this provision will be void. With respect to the fixed side of the contract, we will return the participant's contributions less withdrawals made on behalf of the participant. With respect to the VAA, we will return the greater of the participant's contributions less withdrawals made on behalf of the participant, or the participant's account balance in the VAA on the date we receive the written notice. No surrender charge applies.

State regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that department at least every five years.

Records and reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to the contractowner, at its last known address of record at our offices, at least semiannually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.

Other information

Contract deactivation. Under certain contracts, we may deactivate a contract by prohibiting new contributions and/or new participants after the date of deactivation. We will give the contractowner and participants at least ninety days notice of the deactivation date.

IMSA. We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.



Legal proceedings




Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.



After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, arising out of the proceedings described above will not have a material adverse effect on the financial position of Lincoln Life, the VAA or the Principal Underwriter.

Group Variable Annuity
Contracts I, II, & III

Statement of Additional Information
Table of contents

                                                           Page
                 ----------------------------------------------
                 General Information and History of The
                   Lincoln National Life Insurance Company
                   (Lincoln Life)                           B-2
                 ----------------------------------------------
                 Underwriters/Distribution of Contracts     B-2
                 ----------------------------------------------
                 Definitions                                B-2
                 ----------------------------------------------
                 Determination of Variable Annuity Payouts  B-2
                 ----------------------------------------------
                 Calculation of Investment Results          B-3
                 ----------------------------------------------

                                                      Page
                     -------------------------------------
                     Services                          B-9
                     -------------------------------------
                     Advertising and Sales Literature  B-9
                     -------------------------------------
                     Other Information/Services       B-11
                     -------------------------------------
                     Financial Statements             B-11
                     -------------------------------------


...............................................................................
Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account L (Group Variable Annuity Contracts I, II, & III).

                                (Please Print)

Name: ___________________________________ Social Security No.: _________________

Address: _______________________________________________________________________

City _____________________________________________________________ State _ Zip _

Mail to Lincoln National Life Insurance Co., P.O. Box 9740, Portland, Maine 04104-5001

                     [This page intentionally left blank]

Appendix A -- Condensed financial information


Accumulation unit values


The following information relating to accumulation unit values and number of accumulation units for the period ended December 31, 2002 comes from the VAA's financial statements. It should be read in conjunction with the VAA's financial statements and notes which are all included in the SAI.



                                                                         1999                 2000                 2001
                                                                 -------------------- -------------------- --------------------
                                            1996    1997    1998 Standard Breakpoint+ Standard Breakpoint+ Standard Breakpoint+
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth Portfolio*** Accumulation unit value
.. Beginning of period...................                                              $10.000    $10.000   $ 8.743    $ 8.748
.. End of period.........................                                                8.743      8.748     6.609      6.629
Number of Accumulation Units
.. End of period (000's omitted).........                                                    8          1        28          2
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Technology Portfolio*** Accumulation unit value
.. Beginning of period...................                                              $10.000    $10.000   $ 7.094    $ 7.098
.. End of period.........................                                                7.094      7.098     5.235      5.252
Number of Accumulation Units
.. End of period (000's omitted).........                                                   58          1       222          6
--------------------------------------------------------------------------------------------------------------------------------
American Century VP Balanced Fund* Accumulation unit value
.. Beginning of period................... $15.698 $16.213 $18.550 $21.263    $21.702   $23.168    $23.198   $22.330    $22.414
.. End of period.........................  16.213  18.550  21.263  23.168     23.198    22.330     22.414    21.327     21.460
Number of Accumulation Units
.. End of period (000's omitted).........       2   1,267   1,269   1,099         94     1,000         98     1,015         92
--------------------------------------------------------------------------------------------------------------------------------
American Funds Growth Fund*** Accumulation unit value
.. Beginning of period...................                                              $10.000    $10.000   $ 8.991    $ 8.997
.. End of period.........................                                                8.991      8.997     7.285      7.309
Number of Accumulation Units
.. End of period (000's omitted).........                                                   88          1       510         11
--------------------------------------------------------------------------------------------------------------------------------
American Funds International Fund*** Accumulation unit value
.. Beginning of period...................                                              $10.000    $10.000   $ 8.582    $ 8.587
.. End of period.........................                                                8.582      8.587     6.807      6.828
Number of Accumulation Units
.. End of period (000's omitted).........                                                   17          1        53          3
--------------------------------------------------------------------------------------------------------------------------------
Baron Capital Asset Fund** Accumulation unit value
.. Beginning of period...................                 $10.000 $13.218    $15.583   $17.775    $17.800   $17.132    $17.198
.. End of period.........................                  13.218  17.775     17.800    17.132     17.198    19.054     19.176
Number of Accumulation Units
.. End of period (000's omitted).........                      27     460         23       635         32       740         30
--------------------------------------------------------------------------------------------------------------------------------
Delaware VIP REIT Series*** Accumulation unit value
.. Beginning of period...................                                              $10.000    $10.000   $10.569    $10.575
.. End of period.........................                                               10.569     10.575    11.371     11.406
Number of Accumulation Units
.. End of period (000's omitted).........                                                   56          1       179          1
--------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Trend Series*** Accumulation unit value
.. Beginning of period...................                                              $10.000    $10.000   $ 7.781    $ 7.786
.. End of period.........................                                                7.781      7.786     6.513      6.533
Number of Accumulation Units
.. End of period (000's omitted).........                                                   45          1        67          5
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund* Accumulation unit value
.. Beginning of period................... $21.013 $22.705 $29.827 $37.861    $41.583   $45.208    $45.265   $40.604    $40.757
.. End of period.........................  22.705  29.827  37.861  45.208     45.265    40.604     40.757    35.304     35.525
Number of Accumulation Units
.. End of period (000's omitted).........       3   3,317   3,913   3,815        352     3,325        282     3,209        205
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus VIP Developing Leaders Portfolio* Accumulation unit value
.. Beginning of period................... $14.854 $15.286 $17.632 $16.856    $18.723   $20.552    $20.578   $23.056    $23.142
.. End of period.........................  15.286  17.632  16.856  20.552     20.578    23.056     23.142    21.430     21.564
Number of Accumulation Units
.. End of period (000's omitted).........      12   3,524   3,954   3,430        192     3,368        159     3,319        119
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Asset Manager Portfolio* Accumulation unit value
.. Beginning of period................... $16.309 $17.267 $20.583 $23.445    $24.279   $25.787    $25.819   $24.527    $24.619
.. End of period.........................  17.267  20.583   3.445  25.787     25.819    24.527     24.619    23.290     23.436
Number of Accumulation Units
.. End of period (000's omitted).........      25   4,471   4,638   4,152        251     3,547        200     3,360        102
--------------------------------------------------------------------------------------------------------------------------------


                                                 2002
                                         --------------------
                                         Standard Breakpoint+
-------------------------------------------------------------
AllianceBernstein Growth Portfolio*** Accumulation unit value
.. Beginning of period................... $ 6.609    $ 6.629
.. End of period.........................   4.693      4.720
Number of Accumulation Units
.. End of period (000's omitted).........      70          7
-------------------------------------------------------------
AllianceBernstein Technology Portfolio*** Accumulation unit value
.. Beginning of period................... $ 5.235    $ 5.252
.. End of period.........................   3.016      3.033
Number of Accumulation Units
.. End of period (000's omitted).........     345         11
-------------------------------------------------------------
American Century VP Balanced Fund* Accumulation unit value
.. Beginning of period................... $21.327    $21.460
.. End of period.........................  19.096     19.263
Number of Accumulation Units
.. End of period (000's omitted).........   1,006         80
-------------------------------------------------------------
American Funds Growth Fund*** Accumulation unit value
.. Beginning of period................... $ 7.285    $ 7.309
.. End of period.........................   5.449      5.480
Number of Accumulation Units
.. End of period (000's omitted).........     900         21
-------------------------------------------------------------
American Funds International Fund*** Accumulation unit value
.. Beginning of period................... $ 6.807    $ 6.828
.. End of period.........................   5.739      5.771
Number of Accumulation Units
.. End of period (000's omitted).........     163          8
-------------------------------------------------------------
Baron Capital Asset Fund** Accumulation unit value
.. Beginning of period................... $19.054    $19.176
.. End of period.........................  16.186     16.330
Number of Accumulation Units
.. End of period (000's omitted).........     911         28
-------------------------------------------------------------
Delaware VIP REIT Series*** Accumulation unit value
.. Beginning of period................... $11.371    $11.406
.. End of period.........................  11.751     11.817
Number of Accumulation Units
.. End of period (000's omitted).........     495         17
-------------------------------------------------------------
Delaware VIP Trend Series*** Accumulation unit value
.. Beginning of period................... $ 6.513    $ 6.533
.. End of period.........................   5.155      5.183
Number of Accumulation Units
.. End of period (000's omitted).........     123          7
-------------------------------------------------------------
Dreyfus Stock Index Fund* Accumulation unit value
.. Beginning of period................... $35.304    $35.525
.. End of period.........................  27.136     27.375
Number of Accumulation Units
.. End of period (000's omitted).........   2,922        161
-------------------------------------------------------------
Dreyfus VIP Developing Leaders Portfolio* Accumulation unit value
.. Beginning of period................... $21.430    $21.564
.. End of period.........................  17.159     17.310
Number of Accumulation Units
.. End of period (000's omitted).........   3,153         91
-------------------------------------------------------------
Fidelity(R) VIP Asset Manager Portfolio* Accumulation unit value
.. Beginning of period................... $23.290    $23.436
.. End of period.........................  21.046     21.231
Number of Accumulation Units
.. End of period (000's omitted).........   3,052         80
-------------------------------------------------------------

                                                                         1999                 2000                 2001
                                                                 -------------------- -------------------- --------------------
                                            1996    1997    1998 Standard Breakpoint+ Standard Breakpoint+ Standard Breakpoint+
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio*** Accumulation unit value
.. Beginning of period...................                                              $10.000    $10.000   $ 9.412    $ 9.419
.. End of period.........................                                                9.412      9.419     8.157      8.183
Number of Accumulation Units
.. End of period (000's omitted).........                                                    2          1        62          2
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Equity-Income Portfolio* Accumulation unit value
.. Beginning of period................... $14.763 $15.790 $19.985 $22.087    $24.433   $23.252    $23.281   $24.959    $25.052
.. End of period.........................  15.790  19.985  22.087  23.252     23.281    24.959     25.052    23.486     23.633
Number of Accumulation Units
.. End of period (000's omitted).........      10   3,608   4,155   3,856        182     3,030        155     3,059        132
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio* Accumulation unit value
.. Beginning of period................... $22.793 $23.220 $28.328 $39.122    $44.085   $53.234    $53.301   $46.917    $47.094
.. End of period.........................  23.220  28.328  39.122  53.234     53.301    46,917     47,904    38.252     38.492
Number of Accumulation Units
.. End of period (000's omitted).........       8   4,982   5,291   5,554        151     5,136        184     4,883        144
--------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Money Market Portfolio* (Pending Allocation Account) Accumulation unit value
.. Beginning of period................... $11.123 $11.277 $11.894 $12.544    $12.843   $13.192    $13.195   $14.024    $14.054
.. End of period.........................  11.277  11.894  12.544  13.192     13.195    14.024     14.054    14.610     14.633
Number of Accumulation Units
.. End of period (000's omitted).........       1      30      17      12          1         7          1         7          1
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio** Accumulation unit value
.. Beginning of period...................                 $10.000 $12.520    $13.979   $20.385    $20.410   $17.019    $17.083
.. End of period.........................                  12.520  20.385     20.410    17.019     17.083    13.069     13.152
Number of Accumulation Units
.. End of period (000's omitted).........                      75   1,054         74     2,225        150     2,218        139
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Aggressive Growth Fund** Accumulation unit value
.. Beginning of period...................                 $10.000 $12.454    $12.865   $17.563    $17.585   $16.920    $16.984
.. End of period.........................                  12.454  17.563     17.585    16.920     16.984    11.175     11.246
Number of Accumulation Units
.. End of period (000's omitted).........                      19   1,486        202     2,416        156     2,306        137
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Capital Appreciation Fund*** Accumulation unit value
.. Beginning of period...................                                              $10.000    $10.000   $ 8.243    $ 8.249
.. End of period.........................                                                8.243      8.249     6.048      6.068
Number of Accumulation Units
.. End of period (000's omitted).........                                                   25          3       110          7
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Growth and Income Fund*** Accumulation unit value
.. Beginning of period...................                                              $10.000    $10.000   $ 9.051    $ 9.057
.. End of period.........................                                                9.051      9.057     7.954      7.980
Number of Accumulation Units
.. End of period (000's omitted).........                                                    9          1        81          4
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Social Awareness Fund** Accumulation unit value
.. Beginning of period...................                 $10.000 $12.791    $13.358   $14.619    $14.637   $13.268    $13.318
.. End of period.........................                  12.791  14.619     14.637    13.268     13.318    11.885     11.959
Number of Accumulation Units
.. End of period (000's omitted).........                      33   1,107         88     1,127        116     1,173        115
--------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Mid-Cap Growth Portfolio*** Accumulation unit value
.. Beginning of period...................                                              $10.000    $10.000   $ 7.673    $ 7.678
.. End of period.........................                                                7.673      7.678     5.725      5.743
Number of Accumulation Units
.. End of period (000's omitted).........                                                   59          1       115          2
--------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Partners Portfolio** Accumulation unit value
.. Beginning of period...................                 $10.000 $11.861    $13.254   $12.609    $12.625   $12.571    $12.619
.. End of period.........................                  11.861  12.609     12.625    12.571     12.619    12.094     12.170
Number of Accumulation Units
.. End of period (000's omitted).........                      27     150         21       212         32       323         39
--------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock Portfolio* Accumulation unit value
.. Beginning of period................... $11.687 $12.276 $12.503 $14.342    $14.861   $18.931    $18.955   $15.400    $15.457
.. End of period.........................  12.276  12.503  14.342  18.931     18.955    15.400     15.457    11.859     11.934
Number of Accumulation Units
.. End of period (000's omitted).........       5   1,837   2,049   1,818        122     1,634         80     1,544         62
--------------------------------------------------------------------------------------------------------------------------------


                                                 2002
                                         --------------------
                                         Standard Breakpoint+
-------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio*** Accumulation unit value
.. Beginning of period................... $ 8.157    $ 8.183
.. End of period.........................   7.300      7.342
Number of Accumulation Units
.. End of period (000's omitted).........     167          7
-------------------------------------------------------------
Fidelity(R) VIP Equity-Income Portfolio* Accumulation unit value
.. Beginning of period................... $23.486    $23.633
.. End of period.........................  19.312     19.481
Number of Accumulation Units
.. End of period (000's omitted).........   2,830         70
-------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio* Accumulation unit value
.. Beginning of period................... $38.252    $38.492
.. End of period.........................  26.469     26.703
Number of Accumulation Units
.. End of period (000's omitted).........   4,445         99
-------------------------------------------------------------
Fidelity VIP Money Market Portfolio* (Pending Allocation Account) Accumulation unit value
.. Beginning of period................... $14.610    $14.633
.. End of period.........................  14.859     14.799
Number of Accumulation Units
.. End of period (000's omitted).........       5          1
-------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio** Accumulation unit value
.. Beginning of period................... $13.069    $13.152
.. End of period.........................   9.639      9.724
Number of Accumulation Units
.. End of period (000's omitted).........   2,090        112
-------------------------------------------------------------
Lincoln VIP Aggressive Growth Fund** Accumulation unit value
.. Beginning of period................... $11.175    $11.246
.. End of period.........................   7.720      7.788
Number of Accumulation Units
.. End of period (000's omitted).........   2,202        118
-------------------------------------------------------------
Lincoln VIP Capital Appreciation Fund*** Accumulation unit value
.. Beginning of period................... $ 6.048    $ 6.068
.. End of period.........................   4.374      4.399
Number of Accumulation Units
.. End of period (000's omitted).........     165         13
-------------------------------------------------------------
Lincoln VIP Growth and Income Fund*** Accumulation unit value
.. Beginning of period................... $ 7.954    $ 7.980
.. End of period.........................   6.139      6.174
Number of Accumulation Units
.. End of period (000's omitted).........     193         26
-------------------------------------------------------------
Lincoln VIP Social Awareness Fund** Accumulation unit value
.. Beginning of period................... $11.885    $11.959
.. End of period.........................   9.164      9.244
Number of Accumulation Units
.. End of period (000's omitted).........   1,213         96
-------------------------------------------------------------
Neuberger Berman AMT Mid-Cap Growth Portfolio*** Accumulation unit value
.. Beginning of period................... $ 5.725    $ 5.743
.. End of period.........................   4.005      4.027
Number of Accumulation Units
.. End of period (000's omitted).........     154          6
-------------------------------------------------------------
Neuberger Berman AMT Partners Portfolio** Accumulation unit value
.. Beginning of period................... $12.094    $12.170
.. End of period.........................   9.083      9.163
Number of Accumulation Units
.. End of period (000's omitted).........     405         46
-------------------------------------------------------------
T. Rowe Price International Stock Portfolio* Accumulation unit value
.. Beginning of period................... $11.859    $11.934
.. End of period.........................   9.593      9.678
Number of Accumulation Units
.. End of period (000's omitted).........   1,438         53
-------------------------------------------------------------


+Breakpoint unit values commenced on June 29, 1999.


*The Subaccount indicated commenced operations on September 26, 1996.



**The Subaccount indicated commenced operation on October 1, 1998.



***The Subaccount indicated commenced operation on September 27, 2000.

Group Variable Annuity Contracts I, II, & III


Funded Through the SubAccounts of Lincoln National Variable Annuity

Account L of The Lincoln National Life Insurance Company

Statement of Additional Information

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the Group Variable Annuity Contracts (the "Contracts"), dated May 1, 2003.


A copy of the prospectus to which this SAI relates is available at no charge by writing to Lincoln Life at
Lincoln National Life Insurance Company, P.O. Box 9740, Portland, Maine 04104, by calling Lincoln Life at
1-800-341-0441 or by visiting www.LincolnRetirement.com.

Table of Contents

                                        Page
--------------------------------------------
General Information and History of The
Lincoln National Life Insurance Company
(Lincoln Life)                           B-2
--------------------------------------------
Underwriters/Distribution of Contracts   B-2
--------------------------------------------
Definitions                              B-2
--------------------------------------------
Determination of Variable Annuity
Payments                                 B-2
--------------------------------------------
Calculation of Investment Results        B-3
--------------------------------------------





The date of this SAI is May 1, 2003.


                                 Page
-------------------------------------
Services                          B-9
-------------------------------------
Advertising and Sales Literature  B-9
-------------------------------------
Other Information/Services       B-11
-------------------------------------
Financial Statements             B-11
-------------------------------------

General Information and History of The
Lincoln National Life Insurance Company
(Lincoln Life)


The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana.


Underwriters/distribution of contracts


Lincoln Financial Advisors Corporation (LFA), 1300 South Clinton Street, Suite 150, Fort Wayne, IN 46802, is the principal underwriter for the contracts, which are offered continuously. Lincoln Financial Distributors, Inc. will perform certain marketing and other ancillary functions as described in the Prospectus.



LFA received $2,941,331 in 2002 for the sale of contracts offered through the VAA. LFA retained no underwriting commissions in 2002 from the sale of the variable annuity contracts.


There are exchange privileges between subaccounts, and between the VAA and Lincoln Life's General Account (See "The Contracts.") No exchanges are permitted between the VAA and other separate accounts.

Definitions

Annuity Conversion Factor:

The factor applied to the Annuity Conversion Amount in determining the dollar amount of an annuitant's annuity payments for Guaranteed Annuities or the initial payment for Variable Annuities.

Annuity Payment Calculation Date:

For Guaranteed Annuities, this is the first day of a calendar month. For Variable Annuities, this is the Valuation Date ten (10) business days prior to the first day of a calendar month.

Annuity Unit:


An accounting unit of measure that is used in calculating the amounts of annuity payments to be made from a Subaccount during the Annuity Period.


Annuity Unit Value:


The dollar value of an Annuity Unit in a Subaccount on any Valuation Date.


Code:

The Internal Revenue Code of 1986, as amended.

Determination of variable annuity payments

As stated in the prospectus, the amount of each Variable Annuity payment will vary depending on investment experience.


The initial payment amount of the Annuitant's Variable Annuity for each Subaccount is determined by dividing his Annuity Conversion Amount in each Sub-Account as of the initial Annuity Payment Calculation Date ("APCD") by the Applicable Annuity Conversion Factor defined as follows:


   The Annuity Conversion Factors which are used to determine the initial payments are based on the 1983 Individual Annuity Mortality Table and an interest rate in an integral percentage ranging from zero to six percent (0 to 6.00%) as selected by the Annuitant.


The amount of the Annuitant's subsequent Variable Annuity payment for each Subaccount is determined by:



a.Dividing the Annuitant's initial Variable Annuity payment amount by the Annuity Unit Value for that Subaccount selected for his interest rate option as described above as of his initial APCD; and



b.Multiplying the resultant number of annuity units by the Annuity Unit Values for the Subaccount selected for his interest rate option for his respective subsequent APCDs.



Each subsequent Annuity Unit Value for a Subaccount for an interest rate option is determined by:



   Dividing the Accumulation Unit Value for the Sub-account as of subsequent APCD by the Accumulation Unit Value for the Subaccount as of the immediately preceding APCD;


   Dividing the resultant factor by one (1.00) plus the interest rate option to the n/365 power where n is the number of days from the immediately preceding APCD to the subsequent APCD; and

   Multiplying this factor times the Annuity Unit Value as of the immediately preceding APCD.

Illustration of calculation of annuity unit value

1.  Annuity Unit Value as of immediately
    preceding Annuity Payment Calculation
    Date                                  $11.0000
2.  Accumulation Unit Value as of Annuity
    Payment Calculation Date              $20.0000
3.  Accumulation Unit Value as of
    immediately preceding Annuity
    Payment Calculation Date              $19.0000
4.  Interest Rate                            6.00%
5.  Interest Rate Factor (30 days)          1.0048
6.  Annuity Unit Value as of Annuity
    Payment Calculation Date = 1 times 2
    divided by 3 divided by 5             $11.5236

Illustration of annuity payments

1.  Annuity Conversion Amount as of
    Participant's initial Annuity Payment
    Calculation Date                      $100,000.00
2.  Assumed Annuity Conversion Factor
    per $1 of Monthly Income for an
    individual age 65 selecting a Single
    Life Annuity with Assumed Interest
    Rate of 6%                            $    138.63
3.  Participant's initial Annuity
    Payment = 1 divided by 2              $    721.34
4.  Assumed Annuity Unit Value as of
    Participant's initial Annuity Payment
    Calculation Date                      $   11.5236
5.  Number of Annuity Units = 3 divided
    by 4                                      62.5968
6.  Assumed Annuity Unit Value as of
    Participant's second Annuity
    Payment Calculation Date              $   11.9000
7.  Participant's second Annuity
    Payment = 5 times 6                   $    744.90

Calculation of investment results

Total Returns

Standard Investment Results:

Standard performance is based on a formula to calculate performance that is prescribed by the SEC. Under rules issued by the SEC, standard performance must be included in any marketing material that discusses the performance of the VAA and the subaccounts. This information represents past performance and does not indicate or represent future performance.

Average annual return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

                                P(1+T)(n) = ERV

Where:   P =   a hypothetical initial purchase
               payment of $1,000
         T =   average annual total return for the
               period in question
         N =   number of years
       ERV =   ending redeemable value (as of the
               end of the period in question) of a
               hypothetical $1,000 purchase payment
               made at the beginning of the 1-year,
               5-year, or 10-year period in question
               (or fractional period thereof)

The formula assumes that: (1) all recurring fees have been charged to the contractowner accounts; (2) all applicable non-recurring charges (including any surrender charges) are deducted at the end of the period in question; and (3) there will be a complete redemption upon the anniversary of the 1-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we will report standard performance back to the first date that the Fund became available in the VAA. Because standard performance reporting periods of less than one year could be misleading, we may report "N/A's" for standard performance until one year after the option became available in the Separate Account.

Standard Performance Data for GVA II Standard and Breakpoint
Mortality and Risk Expense Charge:


Period Ending December 31, 2002:



                                                                                                           10-Years/
                                              Sub-Account           1-Year              5-Year        Since Inception Date
Subaccounts                                   Inception Date Standard  Breakpoint Standard Breakpoint Standard  Breakpoint
--------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Growth Portfolio (2)
(AVP Growth Subaccount)                          09/27/00     (33.27)%   (33.10)%    N/A       N/A     (30.40)%     5.15%
AllianceBernstein VP Technology Portfolio
(2) (AVP Technology Subaccount)                  09/27/00     (45.87)    (45.74)     N/A       N/A     (42.77)    (42.62)
American Century VP Balanced Fund (1)
(Balanced Subaccount)                            05/01/91     (15.86)    (15.65)   (0.69)%   (0.44)%    11.45     (30.22)
American Funds Growth Fund (2)
(Growth Subaccount)                              09/27/00     (29.72)    (29.55)     N/A       N/A     (25.64)    (25.46)
American Funds International Fund (2)
(International Subaccount)                       09/27/00     (20.78)    (20.58)     N/A       N/A     (23.92)    (23.73)
Baron Capital Asset Fund (2)
(Small Cap Growth Subaccount)                    10/01/98     (20.18)    (19.98)     N/A       N/A      10.34      10.62
Delaware VIP REIT Series (2)
(Real Estate Subaccount)                         09/27/00      (2.90)     (2.65)     N/A       N/A       4.47       4.73
Delaware VIP Trend Series (2)
(Trend Subaccount)                               09/27/00     (25.64)    (25.45)     N/A       N/A     (27.45)    (27.27)
Dreyfus Stock Index Fund (1)
(Index Subaccount)                               12/12/89     (27.78)    (27.60)   (3.11)    (2.87)     11.22       7.73
Dreyfus VIF Developing Leaders Portfolio (1)
(Small Cap Subaccount)                           05/02/94     (24.76)    (24.57)   (1.80)    (1.55)     10.72       6.37
Fidelity(R) VIP Asset Manager Portfolio (1)
(Asset Manager Portfolio)                        05/01/91     (15.09)    (14.88)   (0.82)    (0.57)      9.02       5.90
Fidelity(R) VIP Contrafund(R) Portfolio (2)
(VIP II Contrafund(R) Subaccount)                09/27/00     (15.91)    (15.69)     N/A       N/A     (15.37)    (15.16)
Fidelity(R) VIP Equity-Income Portfolio (1)
(Equity-Income Subaccount)                       05/02/94     (22.74)    (22.54)   (1.94)    (1.69)      8.09       7.83
Fidelity(R) VIP Growth Portfolio (1)
(Growth I Subaccount)                            05/01/91     (34.98)    (34.82)   (2.59)    (2.35)      8.59       7.25
Janus Aspen Worldwide Growth Portfolio (2)
(Global Growth Subaccount)                       10/01/98     (30.70)    (30.52)     N/A       N/A      (2.32)     (2.08)
Lincoln VIP Aggressive Growth Fund (2)
(Mid Cap Growth I Subaccount)                    10/01/98     (35.09)    (34.93)     N/A       N/A      (7.30)     (7.06)
Lincoln VIP Capital Appreciation Fund (2)
(Capital Appreciation Subaccount)                09/27/00     (32.06)    (31.89)     N/A       N/A     (32.54)    (32.37)
Lincoln VIP Growth and Income Fund (2)
(Growth and Income Subaccount)                   09/27/00     (27.49)    (27.30)     N/A       N/A     (21.62)    (21.42)
Lincoln VIP Social Awareness Fund (2)
(Social Awareness Subaccount)                    10/01/98     (27.55)    (27.37)     N/A       N/A      (3.48)     (3.24)
Neuberger Berman AMT Mid-Cap Growth
Portfolio (2) (AMT Mid-Cap Growth Subaccount)    09/27/00     (34.27)    (34.11)     N/A       N/A     (35.12)    (34.95)
Neuberger Berman AMT Partners Portfolio (2)
(AMT Mid-Cap Value Subaccount)                   10/01/98     (29.43)    (29.26)     N/A       N/A      (3.68)     (3.44)
T. Rowe Price International Stock Portfolio
(1) (International Stock Subaccount)             05/02/94     (23.99)    (23.80)   (6.36)    (6.12)      3.18      (0.53)



/(1)/Subaccount inception dates which reflect inception dates of the subaccounts of the UNUM Variable Annuity-II Separate Account.



/(2)/Subaccount inception dates which reflect inception dates of the subaccounts of the Lincoln Variable Annuity-II Separate Account.


The table provides performance information for GVA II "standard" and "breakpoint." Performance information for GVA I and GVA III "standard" and "breakpoint" is not shown.

Non-standard investment results:


The VAA may report its results over various periods--daily, monthly, three-month, six-month, year-to-date, yearly (fiscal year), three, five, ten years or more and lifetime--and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and reports. Performance information is for the periods prior to the date that a Fund became available in the VAA. This performance will be calculated based on
(1) the performance of the Fund adjusted for Contract charges (ie: mortality and expense risk fees, any applicable administrative charges, surrender charges, the account fee) and the management and other expenses of the fund and
(2) the assumption that the subaccounts were in existence for the same periods as indicated for the Fund. It may or may not reflect charges for any Riders that were in effect during the time periods shown and may not reflect surrender charges. This performance is referred to as non-standardized performance data and is hypothetical. Such results may be computed on a cumulative and/or annualized basis. We may also report performance assuming that you deposited $10,000 into a subaccount at inception of the underlying fund or 10 years ago (whichever is less). This non-standard performance may be shown as a graph illustrating how that deposit would have increased or decreased in value over time based on the performance of the underlying fund adjusted for Contract charges. This information represents past performance and does not indicate or represent future performance. The investment return and value of a Contract will fluctuate so that contractowner's investment may be worth more or less than the original investment.


Cumulative quotations are arrived at by calculating the change in Accumulation Unit Value between the first and last day of the base period being measured, and expressing the difference as a percentage of the unit value at the beginning of the base period. Annualized quotations are arrived at by applying a formula which reflects the level rate of return, which if earned over the entire base period, would produce the cumulative return.


The performance in tables A and B do not reflect surrender charges. Performance numbers are for the periods prior to the date that a fund became available in the VAA.



A. Non-Standard Performance Data for GVA II, Standard Mortality and


Risk Expense Charge for the Period Ending December 31, 2002



                                              Fund
                                              Inception                                             Since
Subaccounts                                   Date      YTD      1-year   3-year   5-year   10-year Inception
--------------------------------------------  --------- ------   ------   ------   ------   ------- ---------
AllianceBernstein VP Growth Portfolio (2)
(AVP Growth Subaccount)                       09/15/94  (28.98)% (28.98)% (24.11)%  (5.89)%    N/A     6.41%
AllianceBernstein VP Technology Portfolio
(2) (AVP Technology Subaccount)               01/11/96  (42.39)  (42.39)  (30.92)   (1.52)     N/A     0.81
American Century VP Balanced Fund (1)
(Balanced Subaccount)                         05/01/91  (10.46)  (10.46)   (6.24)    0.58    11.83%   11.42
American Funds Growth Fund (2)
(Growth Subaccount)                           02/08/84  (25.21)  (25.21)  (14.42)    5.50    10.81    12.31
American Funds International Fund (2)
(International Subaccount)                    05/01/90  (15.69)  (15.69)  (19.79)    1.48     7.06     5.68
Baron Capital Asset Fund (2)
(Small Cap Growth Subaccount)                 10/01/98  (15.05)  (15.05)   (3.07)     N/A      N/A    11.99
Delaware VIP REIT Series (2)
(Real Estate Subaccount)                      05/04/98    3.34     3.34    13.05      N/A      N/A     5.02
Delaware VIP Trend Series (2)
(Trend Subaccount)                            12/27/93  (20.86)  (20.86)  (15.20)    3.34      N/A     8.73
Dreyfus Stock Index Fund (1)
(Index Subaccount)                            09/29/89  (23.14)  (23.14)  (15.65)   (1.87)   11.60    10.92
Dreyfus VIF Developing Leaders Portfolio (1)
(Small Cap Subaccount)                        08/31/90  (19.93)  (19.93)   (5.84)   (0.54)   15.60    26.85
Fidelity(R) VIP Asset Manager Portfolio (1)
(Asset Manager Portfolio)                     09/06/89   (9.64)   (9.64)   (6.55)    0.45     9.40     9.81
Fidelity(R) VIP Contrafund(R) Portfolio (2)
(VIP II Contrafund(R) Subaccount)             01/03/95  (10.50)  (10.50)  (10.59)    2.42      N/A    10.78
Fidelity(R) VIP Equity-Income Portfolio (1)
(Equity-Income Subaccount)                    10/09/86  (17.77)  (17.77)   (6.00)   (0.68)    9.13     9.12
Fidelity(R) VIP Growth Portfolio (1)
(Growth I Subaccount)                         10/09/86  (30.80)  (30.80)  (20.78)   (1.35)    8.96    10.22
Janus Aspen Worldwide Growth Portfolio (2)
(Global Growth Subaccount)                    09/13/93  (26.24)  (26.24)  (22.09)   (0.35)     N/A     9.19
Lincoln VIP Aggressive Growth Fund (2)
(Mid Cap Growth I Subaccount)                 02/03/94  (30.92)  (30.92)  (23.97)  (10.46)     N/A    -0.73
Lincoln VIP Capital Appreciation Fund (2)
(Capital Appreciation Subaccount)             02/03/94  (27.69)  (27.69)  (23.83)   (2.76)     N/A     5.38



/(1)/Subaccount inception dates which reflect inception dates of the subaccounts of the UNUM Variable Annuity-II Separate Account.



/(2)/Subaccount inception dates which reflect inception dates of the subaccounts of the Lincoln Variable Annuity-II Separate Account.



The table provides performance information for GVA II "standard" and "breakpoint." Performance information for GVA I and GVA III "standard" and "breakpoint" is not shown.

                                              Fund
                                              Inception                                            Since
Subaccounts                                   Date      YTD      1-year   3-year   5-year  10-year Inception
------------------------------------------------------------------------------------------------------------
Lincoln VIP Growth and Income Fund (2)
(Growth and Income Subaccount)                12/28/81  (22.82)% (22.82)% (15.34)% (3.40)%  7.01%    10.31%
Lincoln VIP Social Awareness Fund (2)
(Social Awareness Subaccount)                 05/02/88  (22.90)  (22.90)  (14.42)  (3.19)   8.78     10.15
Neuberger Berman AMT Mid-Cap Growth
Portfolio (2) (AMT Mid-Cap Growth Subaccount) 11/03/97  (30.04)  (30.04)  (21.80)   0.09     N/A      3.18
Neuberger Berman AMT Partners Portfolio (2)
(AMT Mid-Cap Value Subaccount)                03/22/94  (24.90)  (24.90)  (10.36)  (4.60)    N/A      6.31
T. Rowe Price International Stock Portfolio
(1) (International Stock Subaccount)          03/31/94  (19.11)  (19.11)  (20.27)  (5.16)    N/A      3.82



/(1)/Subaccount inception dates which reflect inception dates of the subaccounts of the UNUM Variable Annuity-II Separate Account.



/(2)/Subaccount inception dates which reflect inception dates of the subaccounts of the Lincoln Variable Annuity-II Separate Account.



The table provides performance information for GVA II "standard" and "breakpoint." Performance information for GVA I and GVA III "standard" and "breakpoint" is not shown.


Performance information for GVA I and GVA III "standard" is not shown.


B. Non-Standard Performance Data for GVA II, Breakpoint Mortality and


Risk Expense Charge for the Period Ending December 31, 2002



                                                  Fund
                                                  Inception                                             Since
Subaccounts                                       Date      YTD      1-year   3-year   5-year   10-year Inception
------------------------------------------------- --------- ------   ------   ------   ------   ------- ---------
AllianceBernstein VP Growth Portfolio (2)
(AVP Growth Subaccount)                           09/15/94  (28.80)% (28.80)% (23.92)%  (5.66)%    N/A     6.76%
AllianceBernstein VP Technology Portfolio (2)
(AVP Technology Subaccount)                       01/11/96  (42.24)  (42.24)  (30.74)   (1.28)     N/A     1.12
American Century VP Balanced Fund (1)
(Balanced Subaccount)                             05/01/91  (10.23)  (10.23)   (6.01)    0.83     5.52%    6.08
American Funds Growth Fund (2)
(Growth Subaccount)                               02/08/84  (25.02)  (25.02)  (14.20)    5.77    11.20    12.75
American Funds International Fund (2)
(International Subaccount)                        05/01/90  (15.48)  (15.48)  (19.59)    1.73     7.44     6.07
Baron Capital Asset Fund (2)
(Small Cap Growth Subaccount)                     10/01/98  (14.84)  (14.84)   (2.83)     N/A      N/A    12.27
Delaware VIP REIT Series (2)
(Real Estate Subaccount)                          05/04/98    3.60     3.60    13.33      N/A      N/A     5.28
Delaware VIP Trend Series (2)
(Trend Subaccount)                                12/27/93  (20.66)  (20.66)  (14.99)    3.60      N/A     9.10
Dreyfus Stock Index Fund (1)
(Index Subaccount)                                09/29/89  (22.94)  (22.94)  (15.43)   (1.63)    8.11     8.40
Dreyfus VIF Developing Leaders Portfolio (1)
(Small Cap Subaccount)                            08/31/90  (19.73)  (19.73)   (5.60)   (0.29)   11.72    23.50
Fidelity(R) VIP Asset Manager Portfolio (1)
(Asset Manager Portfolio)                         09/06/89   (9.41)   (9.41)   (6.31)    0.70     6.26     7.55
Fidelity(R) VIP Contrafund(R) Portfolio (2)
(VIP II Contrafund(R) Subaccount)                 01/03/95  (10.28)  (10.28)  (10.36)    2.67      N/A    11.14
Fidelity(R) VIP Equity-Income Portfolio (1)
(Equity-Income Subaccount)                        10/09/86  (17.57)  (17.57)   (5.77)   (0.44)    8.97     9.21
Fidelity(R) VIP Growth Portfolio (1)
(Growth I Subaccount)                             10/09/86  (30.63)  (30.63)  (20.58)   (1.10)    7.62     9.57
Janus Aspen Worldwide Growth Portfolio (2)
(Global Growth Subaccount)                        09/13/93  (26.06)  (26.06)  (21.90)   (0.10)     N/A     9.56
Lincoln VIP Aggressive Growth Fund (2)
(Mid Cap Growth I Subaccount)                     02/03/94  (30.74)  (30.74)  (23.77)  (10.23)     N/A    (0.39)
Lincoln VIP Capital Appreciation Fund (2)
(Capital Appreciation Subaccount)                 02/03/94  (27.51)  (27.51)  (23.63)   (2.52)     N/A     5.74
Lincoln VIP Growth and Income Fund (2)
(Growth and Income Subaccount)                    12/28/81  (22.63)  (22.63)  (15.13)   (3.15)    7.38    10.75
Lincoln VIP Social Awareness Fund (2)
(Social Awareness Subaccount)                     05/02/88  (22.70)  (22.70)  (14.20)   (2.95)    9.17    10.57
Neuberger Berman AMT Mid-Cap Growth Portfolio (2)
(AMT Mid-Cap Growth Subaccount)                   11/03/97  (29.87)  (29.87)  (21.61)    0.34      N/A     3.44
Neuberger Berman AMT Partners Portfolio (2)
(AMT Mid-Cap Value Subaccount)                    03/22/94  (24.71)  (24.71)  (10.13)   (4.37)     N/A     6.67
T. Rowe Price International Stock Portfolio (1)
(International Stock Subaccount)                  03/31/94  (18.90)  (18.90)  (20.07)   (4.92)     N/A     0.12



/(1)/Subaccount inception dates which reflect inception dates of the subaccounts of the UNUM Variable Annuity-II Separate Account.



/(2)/Subaccount inception dates which reflect inception dates of the subaccounts of the Lincoln Variable Annuity-II Separate Account.



The table provides performance information for GVA II "standard" and "breakpoint." Performance information for GVA I and GVA III "standard" and "breakpoint" is not shown.


Performance information for GVA I and GVA III "breakpoint" is not shown.

C. Non-Standard Performance Data for GVA II, Standard Mortality and


Risk Expense Charge for the Period Ending December 31, 2002


(adjusted for surrender charges)



                                                  Fund
                                                  Inception                                             Since
Subaccounts                                       Date        YTD     1-year   3-year   5-year  10-year Inception
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Growth Portfolio (2)
(AVP Growth Subaccount)                           09/15/94  (33.27)% (33.27)% (25.68)%  (7.08)%    N/A     5.98%
AllianceBernstein VP Technology Portfolio (2)
(AVP Technology Subaccount)                       01/11/96  (45.87)  (45.87)  (32.35)   (2.77)     N/A     0.34
American Century VP Balanced Fund (1)
(Balanced Subaccount)                             05/01/91  (15.86)  (15.86)   (8.18)   (0.69)   11.45%   11.28
American Funds Growth Fund (2)
(Growth Subaccount)                               02/08/84  (29.72)  (29.72)  (16.19)    4.17    10.43    12.23
American Funds International Fund (2)
(International Subaccount)                        05/01/90  (20.78)  (20.78)  (21.46)    0.20     6.69     5.54
Baron Capital Asset Fund (2)
(Small Cap Growth Subaccount)                     10/01/98  (20.18)  (20.18)   (5.08)     N/A      N/A    10.35
Delaware VIP REIT Series (2)
(Real Estate Subaccount)                          05/04/98   (2.90)   (2.90)   10.71      N/A      N/A     3.60
Delaware VIP Trend Series (2)
(Trend Subaccount)                                12/27/93  (25.64)  (25.64)  (16.96)    2.04      N/A     8.32
Dreyfus Stock Index Fund (1)
(Index Subaccount)                                09/29/89  (27.78)  (27.78)  (17.40)   (3.11)   11.22    10.78
Dreyfus VIF Developing Leaders Portfolio (1)
(Small Cap Subaccount)                            08/31/90  (24.76)  (24.76)   (7.79)   (1.80)   15.20    26.70
Fidelity(R) VIP Asset Manager Portfolio (1)
(Asset Manager Portfolio)                         09/06/89  (15.09)  (15.09)   (8.48)   (0.82)    9.02     9.68
Fidelity(R) VIP Contrafund(R) Portfolio (2)
(VIP II Contrafund(R) Subaccount)                 01/03/95  (15.91)  (15.91)  (12.45)    1.12      N/A    10.32
Fidelity(R) VIP Equity-Income Portfolio (1)
(Equity-Income Subaccount)                        10/09/86  (22.74)  (22.74)   (7.95)   (1.94)    8.75     9.06
Fidelity(R) VIP Growth Portfolio (1)
(Growth I Subaccount)                             10/09/86  (34.98)  (34.98)  (22.42)   (2.59)    8.59    10.16
Janus Aspen Worldwide Growth Portfolio (2)
(Global Growth Subaccount)                        09/13/93  (30.70)  (30.70)  (23.71)   (1.60)     N/A     8.79
Lincoln VIP Aggressive Growth Fund (2)
(Mid Cap Growth I Subaccount)                     02/03/94  (35.09)  (35.09)  (25.54)  (11.59)     N/A    (1.10)
Lincoln VIP Capital Appreciation Fund (2)
(Capital Appreciation Subaccount)                 02/03/94  (32.06)  (32.06)  (25.41)   (3.99)     N/A     4.98
Lincoln VIP Growth and Income Fund (2)
(Growth and Income Subaccount)                    12/28/81  (27.49)  (27.49)  (17.10)   (4.62)    6.64    10.23
Lincoln VIP Social Awareness Fund (2)
(Social Awareness Subaccount)                     05/02/88  (27.55)  (27.55)  (16.19)   (4.41)    8.41    10.01
Neuberger Berman AMT Mid-Cap Growth Portfolio (2)
(AMT Mid-Cap Growth Subaccount)                   11/03/97  (34.27)  (34.27)  (23.43)   (1.17)     N/A     2.54
Neuberger Berman AMT Partners Portfolio (2)
(AMT Mid-Cap Value Subaccount)                    03/22/94  (29.43)  (29.43)  (12.22)   (5.81)     N/A     5.90
T. Rowe Price International Stock Portfolio (1)
(International Stock Subaccount)                  03/31/94  (23.99)  (23.99)  (21.93)   (6.36)     N/A     3.41



/(1)/Subaccount inception dates which reflect inception dates of the subaccounts of the UNUM Variable Annuity-II Separate Account.



/(2)/Subaccount inception dates which reflect inception dates of the subaccounts of the Lincoln Variable Annuity-II Separate Account.



The table provides performance information for GVA II "standard" and "breakpoint." Performance information for GVA I and GVA III "standard" and "breakpoint" is not shown.



Performance information for GVA I and GVA III "breakpoint" is not shown.

D. Non-Standard Performance Data for GVA II, Breakpoint Mortality and


Risk Expense Charge for the Period Ending December 31, 2002


(adjusted for surrender charges)



                                                  Fund
                                                  Inception                                             Since
Subaccounts                                       Date        YTD     1-year   3-year   5-year  10-year Inception
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Growth Portfolio (2)
(AVP Growth Subaccount)                           09/15/94  (33.10)% (33.10)% (25.50)%  (6.85)%    N/A     6.33%
AllianceBernstein VP Technology Portfolio (2)
(AVP Technology Subaccount)                       01/11/96  (45.74)  (45.74)  (32.18)   (2.52)     N/A     0.64
American Century VP Balanced Fund (1)
(Balanced Subaccount)                             05/01/91  (15.65)  (15.65)   (7.96)   (0.44)    5.15%    5.94
American Funds Growth Fund (2)
(Growth Subaccount)                               02/08/84  (29.55)  (29.55)  (15.98)    4.43    10.82    12.68
American Funds International Fund (2)
(International Subaccount)                        05/01/90  (20.58)  (20.58)  (21.26)    0.45     7.07     5.93
Baron Capital Asset Fund (2)
(Small Cap Growth Subaccount)                     10/01/98  (19.98)  (19.98)   (4.84)     N/A      N/A    10.62
Delaware VIP REIT Series (2)
(Real Estate Subaccount)                          05/04/98   (2.65)   (2.65)   10.99      N/A      N/A     3.86
Delaware VIP Trend Series (2)
(Trend Subaccount)                                12/27/93  (25.45)  (25.45)  (16.76)    2.29      N/A     8.69
Dreyfus Stock Index Fund (1)
(Index Subaccount)                                09/29/89  (27.60)  (27.60)  (17.19)   (2.87)    7.73     8.27
Dreyfus VIF Developing Leaders Portfolio (1)
(Small Cap Subaccount)                            08/31/90  (24.57)  (24.57)   (7.56)   (1.55)   11.33    23.34
Fidelity(R) VIP Asset Manager Portfolio (1)
(Asset Manager Portfolio)                         09/06/89  (14.88)  (14.88)   (8.26)   (0.57)    5.90     7.42
Fidelity(R) VIP Contrafund(R) Portfolio (2)
(VIP II Contrafund(R) Subaccount)                 01/03/95  (15.69)  (15.69)  (12.22)    1.38      N/A    10.68
Fidelity(R) VIP Equity-Income Portfolio (1)
(Equity-Income Subaccount)                        10/09/86  (22.54)  (22.54)   (7.72)   (1.69)    8.59     9.15
Fidelity(R) VIP Growth Portfolio (1)
(Growth I Subaccount)                             10/09/86  (34.82)  (34.82)  (22.23)   (2.35)    7.25     9.51
Janus Aspen Worldwide Growth Portfolio (2)
(Global Growth Subaccount)                        09/13/93  (30.52)  (30.52)  (23.52)   (1.36)     N/A     9.17
Lincoln VIP Aggressive Growth Fund (2)
(Mid Cap Growth I Subaccount)                     02/03/94  (34.93)  (34.93)  (25.36)  (11.37)     N/A    (0.77)
Lincoln VIP Capital Appreciation Fund (2)
(Capital Appreciation Subaccount)                 02/03/94  (31.89)  (31.89)  (25.22)   (3.75)     N/A     5.33
Lincoln VIP Growth and Income Fund (2)
(Growth and Income Subaccount)                    12/28/81  (27.30)  (27.30)  (16.89)   (4.38)    7.01    10.68
Lincoln VIP Social Awareness Fund (2)
(Social Awareness Subaccount)                     05/02/88  (27.37)  (27.37)  (15.98)   (4.17)    8.79    10.43
Neuberger Berman AMT Mid-Cap Growth Portfolio (2)
(AMT Mid-Cap Growth Subaccount)                   11/03/97  (34.11)  (34.11)  (23.24)   (0.92)     N/A     2.80
Neuberger Berman AMT Partners Portfolio (2)
(AMT Mid-Cap Value Subaccount)                    03/22/94  (29.26)  (29.26)  (12.00)   (5.57)     N/A     6.26
T. Rowe Price International Stock Portfolio (1)
(International Stock Subaccount)                  03/31/94  (23.80)  (23.80)  (21.73)   (6.12)     N/A    -0.27



/(1)/Subaccount inception dates which reflect inception dates of the subaccounts of the UNUM Variable Annuity-II Separate Account.



/(2)/Subaccount inception dates which reflect inception dates of the subaccounts of the Lincoln Variable Annuity-II Separate Account.



The table provides performance information for GVA II "standard" and "breakpoint." Performance information for GVA I and GVA III "standard" and "breakpoint" is not shown.



Performance information for GVA I and GVA III "breakpoint" is not shown.

Services

Independent Auditors



The financial statements of the VAA at December 31, 2002, and for each of the two years in the period ended December 31, 2002, and the consolidated financial statements of Lincoln Life at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports thereon, appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


Keeper of records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by Lincoln Life. No separate charge against the assets of the VAA is made by Lincoln Life for this service. We have entered into an agreement with Delaware Service Co., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA.

Advertising and sales literature




As set forth in the Prospectus, Lincoln Life may refer to the following organizations (and others) in its marketing materials:



A.M. Best's Rating System evaluates the overall performance of insurance companies to gauge their relative financial strength and ability to meet contractual obligations. A. M. Best performs a quantitative and qualitative review of each company. It also provides rankings, to which Lincoln Life intends to refer.



FITCH rates over 800 insurance companies in nearly 30 countries. Its Insurance Group maintains significant analytical centers in Chicago, London and New York, and coordinates local analytical resources in other locations worldwide on behalf of Fitch's global office network.



EAFE Index measures the performance of equities in Europe, Australia and the Far East. It reflects the movements of world stock markets via the evolution of an unmanaged portfolio. Prepared by Morgan Stanley Capital International, the index represents over 1,000 companies in 20 different countries.



Lipper Variable Insurance Products Performance Analysis Service publishes statistical data on investment companies in the U. S. and overseas. Lipper, recognized as the leading data source on open-end and closed-end funds, tracks the performance of over 5,000 investment firms. Reports, include performance and portfolio analysis, as well as fee and expense analysis.





Moody's rating is an evaluation of an insurance company's financial strength and ability to meet its financial obligations. The purpose of Moody's ratings is to provide investors with a simple system to grade the relative quality of insurance companies.



Morningstar is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities.



Standard & Poor's claims-paying ability rating measures an insurance company's financial capacity to meet obligations to policyholders. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.



Vards (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. It also provides a readily understandable analysis of the comparative characteristics and market performance of funds in variable contracts.



Standard & Poor's 500 Index--is a broad-based measurement of U.S. stock-market performance. The index, popularly known as the S&P 500, is based on the weighted average performance of the common stock of 500 leading company's in diverse industries. The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index are services of Standard & Poor's Corporation, a financial advisory, securities rating and publishing firm.



NASDAQ-OTC Price Index--is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents 3,500 domestic over-the-counter stocks. It is market value-weighted and heavily populated by high-tech firms.



Dow Jones Industrial Average (DJIA)--is a price-weighted average of 30 actively traded blue-chip stocks, primarily industrials. Prepared and published by Dow Jones & Company, "the Dow" is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.


Russell 1000 Index--Measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 that measurers 3,000 of the largest U.S. companies.

Russell 2000 Index--Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest U.S. companies.


Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total stock value and represents 98% of the U.S. equity market. As of June 2002, the average firm's stock value in the index was $4 billion; the median was $700 million. The range of stock value was from $309 billion to $128 million.


Lehman Brothers Aggregate Bond Index--Composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Indexes are rebalanced monthly by market capitalization.

Lehman Brothers Government/Corporate Bond Index--Composed of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity.

Lehman Brothers Government Intermediate Bond Index--Composed of all bonds covered by the Lehman Brothers Government Bond Index (all publicly issued, nonconvertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. government) with maturities between one and 9.99 years.

Merrill Lynch High Yield Master Index--This is an index of high yield debt securities. High yield securities are those below the top four quality rating categories and are considered more risky than investment grade. Issues must be rated by Standard & Poor's or by Moody's Investors Service as less than investment grade (i.e., BBB or Baa) but not in default (i.e. DDD1 or less). Issues must be in the form of publicly paced nonconvertible, coupon-bearing U.S. domestic debt and must carry a term to maturity of at least one year.

Morgan Stanley Emerging Markets Free Index--A market capitalization weighted index composed of companies representative of the market structure of 22 Emerging Market countries in Europe, Latin America, and the Pacific Basin. This index excludes closed markets and those shares in otherwise free markets, which are not purchasable by foreigners.

Morgan Stanley World Capital International World Index--A market capitalization weighted index composed of companies representative of the market structure of 22 Developed Market countries in North America, Europe and the Asia/Pacific Region.

Morgan Stanley Pacific Basin (Ex-Japan) Index--An arithmetic, market value-weighted average of the performance of securities listed on the stock exchanges of the following Pacific Basin Countries: Australia, Hong Kong, Malaysia, New Zealand and Singapore.

Nareit Equity Reit Index--All of the data is based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market weighted.

Salomon Brothers World Government Bond (Non US) Index--A market capitalization weighted index consisting of government bond markets of the following 13 countries: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, and The United Kingdom.

Salomon Brothers 90 Day Treasury-Bill Index--Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill.

Standard and Poor's Index (S&P 400)--Consists of 400 domestic stocks chosen for market size, liquidity, and industry group representations.

Standard and Poor's Utilities Index--The utility index is one of several industry groups within the broader S&P 500. Utility stocks include electric, natural gas, and telephone companies included in the S&P 500.




Internet is an electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.


In its advertisements and other sales literature for the VAA and the series funds, Lincoln Life intends to illustrate the advantages of the contracts in a number of ways:


Compound Interest Illustrations will emphasize several advantages of the variable annuity contract. For example--but not by way of illustration--the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect of regular deposits to a contract.





Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the annuitant, the contract value and the fixed and/or variable annuity payout option elected. In addition, variable annuity payout illustrations may show the historical results of a variable payout in a sub-account of the VAA.

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market price of the portfolio securities purchased for those subaccounts.


Lincoln Financial Group. Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of $93 billion at December 31, 2002 and had annual consolidated revenues of $4.6 billion in 2002. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment management and financial planning and advisory services.


Lincoln Life's Customers. Sales literature for the VAA and the series' funds may refer to the number of employers and the number of individual annuity clients which Lincoln life serves. As of the date of this SAI, Lincoln Life was serving over 17,000 employers and more than 1.5 million individuals.


Lincoln Life's Assets, Size. Lincoln Life may discuss its general financial condition (see, for example, the reference to A.M. Best Company, above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria (see reference to A.M. Best Company above). For example, at year-end 2002 Lincoln Life had total assets of over $84 billion.


Sales literature may reference the Group Variable Annuity newsletter which is a newsletter distributed quarterly to clients of the VAA. The contents of the newsletter will be a commentary on general economic conditions and, on some occasions, referencing matter in connection with the Group Variable Annuity.

Sales literature and advertisements may reference these and other similar reports from Best's or other similar publications which report on the insurance and financial services industries.


Other information/services


Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the Prospectus for each fund for more information about mixed funding.

Dollar-Cost Averaging. Dollar-cost averaging allows you to transfer a designated amount from the fixed account into one or more subaccounts on a monthly basis for 1, 2 or 3 years. The minimum amount to be dollar-cost averaged is $10,000 for 1 year, and $25,000 for 2 years or 3 years. You may change the receiving subaccount allocation at any time. The dollar-cost averaging program will continue for the specified duration unless you authorize us to end the program sooner. However, we will cancel the program prematurely if the value of the guaranteed account drops below the amount required for the transfer. GVAIII fixed account restrictions may apply.

Systematic Transfer. The systematic transfer is only available to GVAIII participants. This service allows you fully liquidate your fixed account balance over four years in five annual installments and transfer the amounts into one or more of the subaccounts. You may change the receiving subaccount allocation at any time. A distribution or a non-scheduled transfer from the fixed account may cancel the systematic transfer program prematurely. The program will also be cancelled prematurely if the fixed account balance falls to $0.

Account Sweep. The account sweep service allows you to keep a designated amount (the baseline amount) in one subaccount or the fixed account, and automatically transfer the excess to other subaccounts of your choice. The transfers may take place monthly, quarterly, semi-annually or annually. A $10,000 minimum balance in the holding account is required in order to begin this service. For account sweep to occur, the holding account balance must exceed the designated baseline amount by at least $50. You may change the receiving subaccount allocation at any time. Deposits to or distributions from the holding account will not adjust your baseline amount, buy may affect the amount of money available to be transferred. A new account sweep program is required to change the designated baseline amount. GVAIII fixed account restrictions may apply.

Portfolio Rebalancing. Portfolio rebalancing is an option that restores to a pre-determined level the percentage of account value allocated to each subaccount or the fixed account. The rebalancing may take place quarterly, semi-annually or annually. You may choose to either rebalance within your designated investment accounts, or to rebalance your designated investment account based on your total account value within the group annuity contract. This second selection will move 100% of your balance based on your allocated percentages. For portfolio rebalancing to occur, the total transfer amount must be $50 or more. If this minimum transfer amount is not available, the transfer will not occur. You may change the designated investment accounts' allocations or percentages at any time. The portfolio rebalancing program will be cancelled prematurely if the selected rebalancing account balance falls to $0. GVAIII fixed account restrictions may apply.


Financial statements



Financial statements of the VAA and the financial statements of Lincoln Life appear on the following pages.

Lincoln National Variable Annuity Account L

Statement of assets and liabilities

December 31, 2002

                                                                       Mortality &
                                            Contract                   Expense       Contract
                                            Purchases                  Charges       Purchases
                                            Due From                   Payable To    Due To
                                            The Lincoln                The Lincoln   The Lincoln
                                            National Life              National Life National Life
                                            Insurance                  Insurance     Insurance
                               Investments  Company       Total Assets Company       Company       Net Assets
---------------------------------------------------------------------------------------------------------------
AFIS Growth Class 2 Subaccount $  5,010,355    $ 5,430    $  5,015,785    $  136       $     --    $  5,015,649
AFIS International Class 2
 Subaccount                         982,452        628         983,080        26             --         983,054
American Century VP Balanced
 Subaccount                      20,760,769         --      20,760,769       559          8,012      20,752,198
AVPSF Growth Class B
 Subaccount                         363,239        137         363,376        10             --         363,366
AVPSF Technology Class B
 Subaccount                       1,056,620     17,711       1,074,331        29             --       1,074,302
Baron Capital Asset Subaccount   15,201,350         --      15,201,350       411          1,274      15,199,665
Delaware VIP REIT Service
 Class Subaccount                 6,019,671        649       6,020,320       163             --       6,020,157
Delaware VIP Trend Service
 Class Subaccount                   664,750        593         665,343        18             --         665,325
Dreyfus Small Cap Subaccount     55,635,291     32,267      55,667,558     1,509             --      55,666,049
Dreyfus Stock Index Subaccount   83,803,858         --      83,803,858     2,265        124,898      83,676,695
Fidelity VIP Asset Manager
 Subaccount                      65,927,736      6,115      65,933,851     1,792             --      65,932,059
Fidelity VIP Contrafund
 Service Class 2 Subaccount       1,269,719         --       1,269,719        34          2,273       1,267,412
Fidelity VIP Equity-Income
 Subaccount                      56,002,082     24,547      56,026,629     1,520             --      56,025,109
Fidelity VIP Growth Subaccount  120,304,570         69     120,304,639     3,268             --     120,301,371
Fidelity VIP Money Market
 Subaccount                          76,982         72          77,054        --             --          77,054
Janus Aspen Series Worldwide
 Growth Subaccount               21,262,149         --      21,262,149       571         23,502      21,238,076
LN Aggressive Growth
 Subaccount                      17,914,412      9,127      17,923,539       483             --      17,923,056
LN Capital Appreciation
 Subaccount                         778,024      1,518         779,542        21             --         779,521
LN Growth & Income Subaccount     1,338,878      4,949       1,343,827        36             --       1,343,791
LN Social Awareness Subaccount   12,000,331      4,390      12,004,721       322             --      12,004,399
NB AMT Mid-Cap Growth
 Subaccount                         639,178        973         640,151        17             --         640,134
NB AMT Partners Subaccount        4,098,126      2,288       4,100,414       109             --       4,100,305
T. Rowe Price International
 Stock Subaccount                14,296,471      6,883      14,303,354       385             --      14,302,969


See accompanying notes.

Lincoln National Variable Annuity Account L

Statement of operations

Year Ended December 31, 2002

                                                                AFIS         AFIS          American     AVPSF
                                                                Growth       International Century      Growth
                                                                Class 2      Class 2       VP Balanced  Class B
                                                                Subaccount   Subaccount    Subaccount   Subaccount
------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss):
  Dividends from investment income                              $     1,622    $  12,957   $   591,177  $      --
  Mortality and expense guarantees                                  (44,212)      (7,739)     (212,827)    (3,037)
                                                                -----------    ---------   -----------  ---------
NET INVESTMENT INCOME (LOSS)                                        (42,590)       5,218       378,350     (3,037)

Net Realized Gain (Loss) on Investments:
  Net realized gain (loss) on investments                          (151,207)     (63,720)     (487,316)   (17,126)
  Dividends from net realized gains on investments                       --           --            --         --
                                                                -----------    ---------   -----------  ---------
NET REALIZED GAIN (LOSS) ON INVESTMENTS                            (151,207)     (63,720)     (487,316)   (17,126)
Net change in unrealized depreciation on investments             (1,056,679)     (62,679)   (2,355,920)   (81,564)
                                                                -----------    ---------   -----------  ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $(1,250,476)   $(121,181)  $(2,464,886) $(101,727)
                                                                ===========    =========   ===========  =========

                                                                                        Delaware      Delaware
                                                                AVPSF      Baron        VIP           VIP
                                                                Technology Capital      REIT          Trend
                                                                Class B    Asset        Service Class Service Class
                                                                Subaccount Subaccount   Subaccount    Subaccount
-------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss):
  Dividends from investment income                              $      --  $        --    $  58,598     $      --
  Mortality and expense guarantees                                (10,363)    (160,408)     (43,078)       (6,305)
                                                                ---------  -----------    ---------     ---------
NET INVESTMENT INCOME (LOSS)                                      (10,363)    (160,408)      15,520        (6,305)

Net Realized Gain (Loss) on Investments:
  Net realized gain (loss) on investments                        (452,916)     100,718       (9,245)      (55,817)
  Dividends from net realized gains on investments                     --           --       38,479            --
                                                                ---------  -----------    ---------     ---------
NET REALIZED GAIN (LOSS) ON INVESTMENTS                          (452,916)     100,718       29,234       (55,817)
Net change in unrealized depreciation on investments             (106,536)  (2,774,094)    (163,874)      (82,534)
                                                                ---------  -----------    ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $(569,815) $(2,833,784)   $(119,120)    $(144,656)
                                                                =========  ===========    =========     =========



See accompanying notes.

                            Fidelity     Fidelity                                    Fidelity      Janus Aspen
                            VIP          VIP             Fidelity      Fidelity      VIP           Series
Dreyfus       Dreyfus       Asset        Contrafund      VIP           VIP           Money         Worldwide
Small Cap     Stock Index   Manager      Service Class 2 Equity-Income Growth        Market        Growth
Subaccount    Subaccount    Subaccount   Subaccount      Subaccount    Subaccount    Subaccount    Subaccount
---------------------------------------------------------------------------------------------------------------
$     29,537  $  1,329,581  $ 2,921,509    $     3,836   $  1,172,783  $    396,329   $       984  $   229,476
    (653,457)     (983,905)    (710,098)        (8,142)      (645,564)   (1,506,779)           --     (251,709)
------------  ------------  -----------    -----------   ------------  ------------   -----------  -----------
    (623,920)      345,676    2,211,411         (4,306)       527,219    (1,110,450)          984      (22,233)

  (3,214,417)     (481,276)  (2,412,925)        (4,988)    (1,083,192)   (7,197,423)           --   (2,545,454)
          --            --           --             --      1,596,288            --            --           --
------------  ------------  -----------    -----------   ------------  ------------   -----------  -----------
  (3,214,417)     (481,276)  (2,412,925)        (4,988)       513,096    (7,197,423)           --   (2,545,454)
 (10,706,263)  (26,806,047)  (7,491,453)       (85,354)   (13,814,812)  (48,933,574)           --   (5,336,725)
------------  ------------  -----------    -----------   ------------  ------------   -----------  -----------
$(14,544,600) $(26,941,647) $(7,692,967)   $   (94,648)  $(12,774,497) $(57,241,447)  $       984  $(7,904,412)
============  ============  ===========    ===========   ============  ============   ===========  ===========

                                                                                     T. Rowe
LN            LN            LN           LN              NB AMT                      Price
Aggressive    Capital       Growth       Social          Mid-Cap       NB AMT        International
Growth        Appreciation  & Income     Awareness       Growth        Partners      Stock
Subaccount    Subaccount    Subaccount   Subaccount      Subaccount    Subaccount    Subaccount
---------------------------------------------------------------------------------------------------
$         --  $         --  $    15,441    $   129,394   $         --  $     22,156   $   152,968
    (215,054)       (6,969)     (10,235)      (131,003)        (6,544)      (42,960)     (163,414)
------------  ------------  -----------    -----------   ------------  ------------   -----------
    (215,054)       (6,969)       5,206         (1,609)        (6,544)      (20,804)      (10,446)

  (2,834,726)      (46,908)     (53,511)      (650,464)       (76,856)     (185,739)     (670,071)
          --            --           --             --             --            --        15,297
------------  ------------  -----------    -----------   ------------  ------------   -----------
  (2,834,726)      (46,908)     (53,511)      (650,464)       (76,856)     (185,739)     (654,774)
  (5,269,589)     (171,071)    (222,136)    (2,872,839)      (153,180)   (1,067,420)   (2,858,167)
------------  ------------  -----------    -----------   ------------  ------------   -----------
$ (8,319,369) $   (224,948) $  (270,441)   $(3,524,912)  $   (236,580) $ (1,273,963)  $(3,523,387)
============  ============  ===========    ===========   ============  ============   ===========

Lincoln National Variable Annuity Account L

Statements of changes in net assets

Years Ended December 31, 2001 and 2002


                                                                       AFIS         AFIS                           AVPSF
                                                                       Growth       International American Century Growth
                                                                       Class 2      Class 2       VP Balanced      Class B
                                                                       Subaccount   Subaccount    Subaccount       Subaccount
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2001                                          $   806,975   $   148,711    $24,539,000      $  71,774
Changes From Operations:
 Net investment income (loss)                                              (13,500)         (591)       427,785         (1,347)
 Net realized gain (loss) on investments                                   464,039       (46,684)       590,279        (16,373)
 Net change in unrealized appreciation or depreciation on investments     (919,690)        7,751     (2,097,446)       (47,922)
                                                                       -----------   -----------    -----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           (469,151)      (39,524)    (1,079,382)       (65,642)

Changes From Unit Transactions:
 Contract purchases                                                      4,444,348     1,837,177      3,713,858        333,845
 Terminated contracts                                                     (985,118)   (1,565,939)    (3,553,321)      (137,346)
                                                                       -----------   -----------    -----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS   3,459,230       271,238        160,537        196,499
                                                                       -----------   -----------    -----------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  2,990,079       231,714       (918,845)       130,857
                                                                       -----------   -----------    -----------      ---------
NET ASSETS AT DECEMBER 31, 2001                                          3,797,054       380,425     23,620,155        202,631
Changes From Operations:
 Net investment income (loss)                                              (42,590)        5,218        378,350         (3,037)
 Net realized gain (loss) on investments                                  (151,207)      (63,720)      (487,316)       (17,126)
 Net change in unrealized depreciation on investments                   (1,056,679)      (62,679)    (2,355,920)       (81,564)
                                                                       -----------   -----------    -----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         (1,250,476)     (121,181)    (2,464,886)      (101,727)
Changes From Unit Transactions:
 Contract purchases                                                      3,651,853     2,603,404      3,637,597        370,274
 Terminated contracts                                                   (1,182,782)   (1,879,594)    (4,040,668)      (107,812)
                                                                       -----------   -----------    -----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS   2,469,071       723,810       (403,071)       262,462
                                                                       -----------   -----------    -----------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  1,218,595       602,629     (2,867,957)       160,735
                                                                       -----------   -----------    -----------      ---------
NET ASSETS AT DECEMBER 31, 2002                                        $ 5,015,649   $   983,054    $20,752,198      $ 363,366
                                                                       ===========   ===========    ===========      =========

                                                                       AVPSF                      Delaware         Delaware
                                                                       Technology   Baron         VIP REIT         VIP Trend
                                                                       Class B      Capital Asset Service Class    Service Class
                                                                       Subaccount   Subaccount    Subaccount       Subaccount
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2001                                          $   417,355   $11,422,094    $   608,571      $ 352,055
Changes From Operations:
 Net investment income (loss)                                               (9,249)     (126,220)         4,001         (3,569)
 Net realized gain (loss) on investments                                  (275,468)      203,903         12,416        (55,924)
 Net change in unrealized appreciation or depreciation on investments      (56,499)    1,308,801        102,829          7,597
                                                                       -----------   -----------    -----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           (341,216)    1,386,484        119,246        (51,896)

Changes From Unit Transactions:
 Contract purchases                                                      3,354,783     5,403,255      2,271,522        576,775
 Terminated contracts                                                   (2,238,155)   (3,531,449)      (947,488)      (407,914)
                                                                       -----------   -----------    -----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS   1,116,628     1,871,806      1,324,034        168,861
                                                                       -----------   -----------    -----------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    775,412     3,258,290      1,443,280        116,965
                                                                       -----------   -----------    -----------      ---------
NET ASSETS AT DECEMBER 31, 2001                                          1,192,767    14,680,384      2,051,851        469,020
Changes From Operations:
 Net investment income (loss)                                              (10,363)     (160,408)        15,520         (6,305)
 Net realized gain (loss) on investments                                  (452,916)      100,718         29,234        (55,817)
 Net change in unrealized depreciation on investments                     (106,536)   (2,774,094)      (163,874)       (82,534)
                                                                       -----------   -----------    -----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           (569,815)   (2,833,784)      (119,120)      (144,656)
Changes From Unit Transactions:
 Contract purchases                                                      2,931,222     9,039,635      7,258,002        846,784
 Terminated contracts                                                   (2,479,872)   (5,686,570)    (3,170,576)      (505,823)
                                                                       -----------   -----------    -----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS     451,350     3,353,065      4,087,426        340,961
                                                                       -----------   -----------    -----------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (118,465)      519,281      3,968,306        196,305
                                                                       -----------   -----------    -----------      ---------
NET ASSETS AT DECEMBER 31, 2002                                        $ 1,074,302   $15,199,665    $ 6,020,157      $ 665,325
                                                                       ===========   ===========    ===========      =========

See accompanying notes.


                                                       Fidelity VIP
Dreyfus           Dreyfus              Fidelity VIP    Contrafund       Fidelity VIP   Fidelity VIP  Fidelity VIP
Small Cap         Stock Index          Asset Manager   Service Class 2  Equity-Income  Growth        Money Market
Subaccount        Subaccount           Subaccount      Subaccount       Subaccount     Subaccount    Subaccount
-------------------------------------------------------------------------------------------------------------------------
  $ 81,323,487        $146,503,697      $ 91,911,939     $    20,820     $ 79,496,581  $249,634,472      $   100,408
      (402,307)            137,755         2,810,799          (2,576)         564,096    (1,889,392)           3,155
     3,319,960           2,830,737           163,773          (2,686)       3,820,327    15,285,090               --
    (8,755,444)        (21,633,837)       (7,553,205)         (8,600)      (9,046,115)  (58,593,689)              --
  ------------        ------------      ------------     -----------     ------------  ------------      -----------
    (5,837,791)        (18,665,345)       (4,578,633)        (13,862)      (4,661,692)  (45,197,991)           3,155

    10,600,265          16,989,498         8,329,300         660,126       12,744,336    23,261,130          640,335
   (12,409,033)        (24,262,442)      (15,018,616)       (144,368)     (12,615,394)  (35,357,803)        (642,033)
  ------------        ------------      ------------     -----------     ------------  ------------      -----------
    (1,808,768)         (7,272,944)       (6,689,316)        515,758          128,942   (12,096,673)          (1,698)
  ------------        ------------      ------------     -----------     ------------  ------------      -----------
    (7,646,559)        (25,938,289)      (11,267,949)        501,896       (4,532,750)  (57,294,664)           1,457
  ------------        ------------      ------------     -----------     ------------  ------------      -----------
    73,676,928         120,565,408        80,643,990         522,716       74,963,831   192,339,808          101,865
      (623,920)            345,676         2,211,411          (4,306)         527,219    (1,110,450)             984
    (3,214,417)           (481,276)       (2,412,925)         (4,988)         513,096    (7,197,423)              --
   (10,706,263)        (26,806,047)       (7,491,453)        (85,354)     (13,814,812)  (48,933,574)              --
  ------------        ------------      ------------     -----------     ------------  ------------      -----------
   (14,544,600)        (26,941,647)       (7,692,967)        (94,648)     (12,774,497)  (57,241,447)             984
     9,315,584          13,569,885         7,376,102       1,043,088        9,792,909    16,757,395          542,456
   (12,781,863)        (23,516,951)      (14,395,066)       (203,744)     (15,957,134)  (31,554,385)        (568,251)
  ------------        ------------      ------------     -----------     ------------  ------------      -----------
    (3,466,279)         (9,947,066)       (7,018,964)        839,344       (6,164,225)  (14,796,990)         (25,795)
  ------------        ------------      ------------     -----------     ------------  ------------      -----------
   (18,010,879)        (36,888,713)      (14,711,931)        744,696      (18,938,722)  (72,038,437)         (24,811)
  ------------        ------------      ------------     -----------     ------------  ------------      -----------
  $ 55,666,049        $ 83,676,695      $ 65,932,059     $ 1,267,412     $ 56,025,109  $120,301,371      $    77,054
  ============        ============      ============     ===========     ============  ============      ===========

LN                LN                   LN              LN               NB AMT         NB AMT        T. Rowe Price
Aggressive Growth Capital Appreciation Growth & Income Social Awareness Mid-Cap Growth Partners      International Stock
Subaccount        Subaccount           Subaccount      Subaccount       Subaccount     Subaccount    Subaccount
-------------------------------------------------------------------------------------------------------------------------
  $ 43,520,225        $    232,582      $     91,326     $16,503,755     $    456,946  $  3,068,296      $26,401,903
      (301,663)             (5,411)            2,215         (46,991)          (5,595)      (23,996)         199,394
     6,207,382               3,862            74,153       3,496,228          (94,872)       55,984         (165,149)
   (20,250,663)           (175,929)          (92,885)     (5,151,022)         (70,180)     (146,493)      (5,974,562)
  ------------        ------------      ------------     -----------     ------------  ------------      -----------
   (14,344,944)           (177,478)          (16,517)     (1,701,785)        (170,647)     (114,505)      (5,940,317)

     7,169,144           1,055,569           675,199       3,389,341          813,256     2,522,687        2,849,010
    (9,029,671)           (400,306)          (68,134)     (2,870,620)        (429,841)   (1,093,698)      (4,254,857)
  ------------        ------------      ------------     -----------     ------------  ------------      -----------
    (1,860,527)            655,263           607,065         518,721          383,415     1,428,989       (1,405,847)
  ------------        ------------      ------------     -----------     ------------  ------------      -----------
   (16,205,471)            477,785           590,548      (1,183,064)         212,768     1,314,484       (7,346,164)
  ------------        ------------      ------------     -----------     ------------  ------------      -----------
    27,314,754             710,367           681,874      15,320,691          669,714     4,382,780       19,055,739
      (215,054)             (6,969)            5,206          (1,609)          (6,544)      (20,804)         (10,446)
    (2,834,726)            (46,908)          (53,511)       (650,464)         (76,856)     (185,739)        (654,774)
    (5,269,589)           (171,071)         (222,136)     (2,872,839)        (153,180)   (1,067,420)      (2,858,167)
  ------------        ------------      ------------     -----------     ------------  ------------      -----------
    (8,319,369)           (224,948)         (270,441)     (3,524,912)        (236,580)   (1,273,963)      (3,523,387)
     4,419,334             544,447         1,428,175       2,823,154          568,238     2,700,513        2,434,679
    (5,491,663)           (250,345)         (495,817)     (2,614,534)        (361,238)   (1,709,025)      (3,664,062)
  ------------        ------------      ------------     -----------     ------------  ------------      -----------
    (1,072,329)            294,102           932,358         208,620          207,000       991,488       (1,229,383)
  ------------        ------------      ------------     -----------     ------------  ------------      -----------
    (9,391,698)             69,154           661,917      (3,316,292)         (29,580)     (282,475)      (4,752,770)
  ------------        ------------      ------------     -----------     ------------  ------------      -----------
  $ 17,923,056        $    779,521      $  1,343,791     $12,004,399     $    640,134  $  4,100,305      $14,302,969
  ============        ============      ============     ===========     ============  ============      ===========

Janus Aspen Series
Worldwide Growth
Subaccount
------------------

   $40,427,054
      (166,936)
    (1,109,206)
    (7,992,302)
   -----------
    (9,268,444)

     8,061,971
    (8,401,703)
   -----------
      (339,732)
   -----------
    (9,608,176)
   -----------
    30,818,878
       (22,233)
    (2,545,454)
    (5,336,725)
   -----------
    (7,904,412)
     5,307,072
    (6,983,462)
   -----------
    (1,676,390)
   -----------
    (9,580,802)
   -----------
   $21,238,076
   ===========

Lincoln National Variable Annuity Account L
Notes to financial statements

December 31, 2002

1. Accounting Policies and Account Information
The Variable Account: Lincoln National Variable Annuity Account L (Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. Beginning June 30, 1999, contracts are eligible for the lower, or "Breakpoint", mortality and expense risk charge if criteria has been satisfied that the Company realizes lower issue and administrative cost.

The assets of the Variable Account are owned by the Company. The portion of the Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

Investments: The assets of the Variable Account are divided into variable subaccounts each of which is invested in shares of twenty three mutual funds (the Funds) of twelve diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

American Funds Insurance Series (AFIS):
..  AFIS Growth Class 2 Fund
..  AFIS International Class 2 Fund
American Century Variable Portfolios, Inc.:
..  American Century VP Balanced Portfolio
Alliance Variable Products Series Fund (AVPSF):
..  AVPSF Growth Class B Fund
..  AVPSF Technology Class B Fund
Baron Capital Funds Trust:
..  Baron Capital Asset Fund
Delaware VIP Trust (Delaware VIP)*:
..  Delaware VIP REIT Service Class Series
..  Delaware VIP Trend Service Class Series
Dreyfus Variable Investment Fund (Dreyfus):
..  Dreyfus Small Cap Portfolio
..  Dreyfus Stock Index Fund
Fidelity Variable Insurance Products Fund (Fidelity VIP):
..  Fidelity VIP Asset Manager Portfolio
..  Fidelity VIP Contrafund Service Class 2 Portfolio
..  Fidelity VIP Equity-Income Portfolio
..  Fidelity VIP Growth Portfolio
..  Fidelity VIP Money Market Portfolio
Janus Aspen Series:
..  Janus Aspen Series Worldwide Growth Portfolio
Lincoln National (LN)*:
..  LN Aggressive Growth Fund
..  LN Capital Appreciation Fund
..  LN Growth & Income Fund
..  LN Social Awareness Fund
Neuberger Berman Advisors Management Trust (NB AMT)
..  NB AMT Mid-Cap Growth Fund
..  NB AMT Partners Fund
T. Rowe Price International Series, Inc.:
..  T. Rowe Price International Stock Portfolio
--------
*  Denotes an affiliate of The Lincoln National Life Insurance Company.

The Fidelity VIP Money Market Portfolio is used only for investments of initial contributions for which the Company has not received complete order instructions. Upon receipt of complete order instructions, the payments transferred to the Fidelity VIP Money Market Portfolio are allocated to purchase shares of one of the above Funds.

Investments in the Funds are stated at the closing net asset value per share on December 31, 2002, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date with the exception of Fidelity VIP Money Market Portfolio, which is invested monthly. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Using current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day with the exception of Fidelity VIP Money Market Portfolio, which does not have a mortality and expense charge. The rates are as follows:

.. Standard at a daily rate of .00273973 (1.00% on an annual basis) .. Breakpoint at a daily rate of .00205479 (.75% on an annual basis)

Accordingly, the Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

Lincoln National Variable Annuity Account L

3. Condensed Financial Information
A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for the year or period ended December 31, 2002 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                  Unit Value Unit Value                                    Investment
                                                  Beginning  End        Units                    Total     Income
                                                  of Period  of Period  Outstanding Net Assets   Return(1) Ratio(2)
---------------------------------------------------------------------------------------------------------------------
AFIS Growth Class 2 Fund                                                                                      0.04%
  Standard (1.00% Fee Rate)                         $ 7.29     $ 5.45      899,767  $  4,902,784  (25.21%)
  Breakpoint (.75% Fee Rate)                          7.31       5.48       20,595       112,865  (25.02%)
AFIS International Class 2 Fund                                                                               1.66%
  Standard (1.00% Fee Rate)                           6.81       5.74      162,873       934,683  (15.69%)
  Breakpoint (.75% Fee Rate)                          6.83       5.77        8,382        48,371  (15.48%)
American Century VP Balanced Portfolio                                                                        2.73%
  Standard (1.00% Fee Rate)                          21.33      19.10    1,006,373    19,218,021  (10.46%)
  Breakpoint (.75% Fee Rate)                         21.46      19.26       79,642     1,534,177  (10.23%)
AVPSF Growth Class B Fund                                                                                       --
  Standard (1.00% Fee Rate)                           6.61       4.69       70,305       329,971  (28.98%)
  Breakpoint (.75% Fee Rate)                          6.63       4.72        7,075        33,395  (28.80%)
AVPSF Technology Class B Fund                                                                                   --
  Standard (1.00% Fee Rate)                           5.24       3.02      345,332     1,041,570  (42.39%)
  Breakpoint (.75% Fee Rate)                          5.25       3.03       10,791        32,732  (42.24%)
Baron Capital Asset Fund                                                                                        --
  Standard (1.00% Fee Rate)                          19.05      16.19      911,128    14,747,712  (15.05%)
  Breakpoint (.75% Fee Rate)                         19.18      16.33       27,676       451,953  (14.84%)
Delaware VIP REIT Service Class Series                                                                        1.35%
  Standard (1.00% Fee Rate)                          11.37      11.75      495,151     5,818,562    3.34%
  Breakpoint (.75% Fee Rate)                         11.41      11.82       17,060       201,595    3.60%
Delaware VIP Trend Service Class Series                                                                         --
  Standard (1.00% Fee Rate)                           6.51       5.15      122,533       631,603  (20.86%)
  Breakpoint (.75% Fee Rate)                          6.53       5.18        6,506        33,722  (20.66%)
Dreyfus Small Cap Portfolio                                                                                   0.04%
  Standard (1.00% Fee Rate)                          21.43      17.16    3,152,783    54,099,333  (19.93%)
  Breakpoint (.75% Fee Rate)                         21.56      17.31       90,510     1,566,716  (19.73%)
Dreyfus Stock Index Fund                                                                                      1.33%
  Standard (1.00% Fee Rate)                          35.30      27.14    2,921,526    79,278,114  (23.14%)
  Breakpoint (.75% Fee Rate)                         35.53      27.37      160,681     4,398,581  (22.94%)
Fidelity VIP Asset Manager Portfolio                                                                          4.09%
  Standard (1.00% Fee Rate)                          23.29      21.05    3,052,390    64,239,918   (9.64%)
  Breakpoint (.75% Fee Rate)                         23.44      21.23       79,703     1,692,141   (9.41%)
Fidelity VIP Contrafund Service Class 2 Portfolio                                                             0.47%
  Standard (1.00% Fee Rate)                           8.16       7.30      167,015     1,219,192  (10.50%)
  Breakpoint (.75% Fee Rate)                          8.18       7.34        6,568        48,220  (10.28%)
Fidelity VIP Equity-Income Portfolio                                                                          1.81%
  Standard (1.00% Fee Rate)                          23.49      19.31    2,830,159    54,654,662  (17.77%)
  Breakpoint (.75% Fee Rate)                         23.63      19.48       70,347     1,370,447  (17.57%)
Fidelity VIP Growth Portfolio                                                                                 0.26%
  Standard (1.00% Fee Rate)                          38.25      26.47    4,445,323   117,665,138  (30.80%)
  Breakpoint (.75% Fee Rate)                         38.49      26.70       98,726     2,636,233  (30.63%)
Fidelity VIP Money Market Portfolio                                                                           1.73%
  Standard (1.00% Fee Rate)                          14.61      14.86        5,151        76,530    1.70%
  Breakpoint (.75% Fee Rate)                         14.63      14.80           35           524    1.13%
Janus Aspen Series Worldwide Growth Portfolio                                                                 0.90%
  Standard (1.00% Fee Rate)                          13.07       9.64    2,089,947    20,145,697  (26.24%)
  Breakpoint (.75% Fee Rate)                         13.15       9.72      112,334     1,092,379  (26.06%)
LN Aggressive Growth Fund                                                                                       --
  Standard (1.00% Fee Rate)                          11.18       7.72    2,202,293    17,002,129  (30.92%)
  Breakpoint (.75% Fee Rate)                         11.25       7.79      118,246       920,927  (30.74%)
LN Capital Appreciation Fund                                                                                    --
  Standard (1.00% Fee Rate)                           6.05       4.37      164,776       720,678  (27.69%)
  Breakpoint (.75% Fee Rate)                          6.07       4.40       13,378        58,843  (27.51%)

Lincoln National Variable Annuity Account L

                                            Unit Value Unit Value                                   Investment
                                            Beginning  End        Units                   Total     Income
                                            of Period  of Period  Outstanding Net Assets  Return(1) Ratio(2)
--------------------------------------------------------------------------------------------------------------
LN Growth & Income Fund                                                                                1.48%
  Standard (1.00% Fee Rate)                   $ 7.95     $6.14       192,771  $ 1,183,385  (22.82%)
  Breakpoint (.75% Fee Rate)                    7.98      6.17        25,982      160,406  (22.63%)
LN Social Awareness Fund                                                                               0.97%
  Standard (1.00% Fee Rate)                    11.88      9.16     1,213,098   11,116,523  (22.90%)
  Breakpoint (.75% Fee Rate)                   11.96      9.24        96,044      887,876  (22.70%)
NB AMT Mid-Cap Growth Fund                                                                               --
  Standard (1.00% Fee Rate)                     5.72      4.00       153,644      615,306  (30.04%)
  Breakpoint (.75% Fee Rate)                    5.74      4.03         6,165       24,828  (29.87%)
NB AMT Partners Fund                                                                                   0.50%
  Standard (1.00% Fee Rate)                    12.09      9.08       405,060    3,679,097  (24.90%)
  Breakpoint (.75% Fee Rate)                   12.17      9.16        45,969      421,208  (24.71%)
T. Rowe Price International Stock Portfolio                                                            0.93%
  Standard (1.00% Fee Rate)                    11.86      9.59     1,437,681   13,792,354  (19.11%)
  Breakpoint (.75% Fee Rate)                   11.93      9.68        52,761      510,615  (18.90%)

--------
(1) These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Lincoln National Variable Annuity Account L

3. Condensed Financial Information (continued)
A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for the year or period ended December 31, 2001 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                  Unit Value Unit Value                                    Investment
                                                  Beginning  End        Units                    Total     Income
                                                  of Period  of Period  Outstanding Net Assets   Return(1) Ratio(2)
---------------------------------------------------------------------------------------------------------------------
AFIS Growth Class 2 Fund                                                                                     0.44%
  Standard (1.00% Fee Rate)                         $ 8.99     $ 7.29      510,422  $  3,718,589 (18.97%)
  Breakpoint (.75% Fee Rate)                          9.00       7.31       10,736        78,465 (18.76%)
AFIS International Class 2 Fund                                                                              0.77%
  Standard (1.00% Fee Rate)                           8.58       6.81       53,280       362,663 (20.69%)
  Breakpoint (.75% Fee Rate)                          8.59       6.83        2,601        17,762 (20.49%)
American Century VP Balanced Portfolio                                                                       2.79%
  Standard (1.00% Fee Rate)                          22.33      21.33    1,015,334    21,653,723  (4.49%)
  Breakpoint (.75% Fee Rate)                         22.41      21.46       91,634     1,966,432  (4.26%)
AVPSF Growth Class B Fund                                                                                    0.22%
  Standard (1.00% Fee Rate)                           8.74       6.61       28,250       186,692 (24.41%)
  Breakpoint (.75% Fee Rate)                          8.75       6.63        2,404        15,939 (24.22%)
AVPSF Technology Class B Fund                                                                                   --
  Standard (1.00% Fee Rate)                           7.09       5.24      221,683     1,160,577 (26.20%)
  Breakpoint (.75% Fee Rate)                          7.10       5.25        6,129        32,190 (26.01%)
Baron Capital Asset Fund                                                                                        --
  Standard (1.00% Fee Rate)                          17.13      19.05      740,308    14,105,976   11.22%
  Breakpoint (.75% Fee Rate)                         17.20      19.18       29,955       574,408   11.50%
Delaware VIP REIT Service Class Series                                                                       1.34%
  Standard (1.00% Fee Rate)                          10.57      11.37      178,983     2,035,282    7.59%
  Breakpoint (.75% Fee Rate)                         10.58      11.41        1,453        16,569    7.86%
Delaware VIP Trend Service Class Series                                                                         --
  Standard (1.00% Fee Rate)                           7.78       6.51       67,417       439,106 (16.30%)
  Breakpoint (.75% Fee Rate)                          7.79       6.53        4,579        29,914 (16.09%)
Dreyfus Small Cap Portfolio                                                                                  0.44%
  Standard (1.00% Fee Rate)                          23.06      21.43    3,318,576    71,116,874  (7.05%)
  Breakpoint (.75% Fee Rate)                         23.14      21.56      118,719     2,560,054  (6.82%)
Dreyfus Stock Index Fund                                                                                     1.09%
  Standard (1.00% Fee Rate)                          40.60      35.30    3,208,747   113,280,361 (13.05%)
  Breakpoint (.75% Fee Rate)                         40.76      35.53      205,068     7,285,047 (12.84%)
Fidelity VIP Asset Manager Portfolio                                                                         4.35%
  Standard (1.00% Fee Rate)                          24.53      23.29    3,359,598    78,245,406  (5.04%)
  Breakpoint (.75% Fee Rate)                         24.62      23.44      102,347     2,398,584  (4.81%)
Fidelity VIP Contrafund Service Class 2 Portfolio                                                            0.10%
  Standard (1.00% Fee Rate)                           9.41       8.16       61,876       504,701 (13.34%)
  Breakpoint (.75% Fee Rate)                          9.42       8.18        2,201        18,015 (13.12%)
Fidelity VIP Equity-Income Portfolio                                                                         1.73%
  Standard (1.00% Fee Rate)                          24.96      23.49    3,059,272    71,849,627  (5.90%)
  Breakpoint (.75% Fee Rate)                         25.05      23.63      131,774     3,114,204  (5.67%)
Fidelity VIP Growth Portfolio                                                                                0.08%
  Standard (1.00% Fee Rate)                          46.92      38.25    4,882,893   186,778,129 (18.47%)
  Breakpoint (.75% Fee Rate)                         47.09      38.49      144,490     5,561,679 (18.27%)
Fidelity VIP Money Market Portfolio                                                                          4.49%
  Standard (1.00% Fee Rate)                          14.02      14.61        6,943       101,439    4.18%
  Breakpoint (.75% Fee Rate)                         14.05      14.63           29           426    4.12%
Janus Aspen Series Worldwide Growth Portfolio                                                                0.48%
  Standard (1.00% Fee Rate)                          17.02      13.07    2,217,936    28,986,639 (23.21%)
  Breakpoint (.75% Fee Rate)                         17.08      13.15      139,317     1,832,239 (23.02%)
LN Aggressive Growth Fund                                                                                       --
  Standard (1.00% Fee Rate)                          16.92      11.18    2,305,947    25,769,397 (33.95%)
  Breakpoint (.75% Fee Rate)                         16.98      11.25      137,420     1,545,357 (33.79%)
LN Capital Appreciation Fund                                                                                    --
  Standard (1.00% Fee Rate)                           8.24       6.05      110,411       667,821 (26.62%)
  Breakpoint (.75% Fee Rate)                          8.25       6.07        7,012        42,546 (26.44%)

Lincoln National Variable Annuity Account L

                                            Unit Value Unit Value                                   Investment
                                            Beginning  End        Units                   Total     Income
                                            of Period  of Period  Outstanding Net Assets  Return(1) Ratio(2)
--------------------------------------------------------------------------------------------------------------
LN Growth & Income Fund                                                                               0.67%
  Standard (1.00% Fee Rate)                   $ 9.05     $ 7.95       81,273  $   646,470 (12.11%)
  Breakpoint (.75% Fee Rate)                    9.06       7.98        4,437       39,404 (11.89%)
LN Social Awareness Fund                                                                              0.67%
  Standard (1.00% Fee Rate)                   $13.27     $11.88    1,172,988  $13,940,700 (10.43%)
  Breakpoint (.75% Fee Rate)                   13.32      11.96      115,389    1,379,991 (10.20%)
NB AMT Mid-Cap Growth Fund                                                                               --
  Standard (1.00% Fee Rate)                     7.67       5.72      114,966      658,136 (25.40%)
  Breakpoint (.75% Fee Rate)                    7.68       5.74        2,016       11,578 (25.21%)
NB AMT Partners Fund                                                                                  0.34%
  Standard (1.00% Fee Rate)                    12.57      12.09      323,196    3,908,744  (3.79%)
  Breakpoint (.75% Fee Rate)                   12.62      12.17       38,951      474,036  (3.55%)
T. Rowe Price International Stock Portfolio                                                           1.92%
  Standard (1.00% Fee Rate)                    15.40      11.86    1,544,040   18,311,221 (22.99%)
  Breakpoint (.75% Fee Rate)                   15.46      11.93       62,388      744,518 (22.80%)

--------
(1) These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Lincoln National Variable Annuity Account L

A summary of the unit values, units outstanding, net assets and total return ratio for variable annuity contracts as of and for the year or period ended December 31, 2000 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                  Unit Value Unit Value
                                                  Beginning  End        Units                    Total
                                                  of Period  of Period  Outstanding Net Assets   Return(2)
----------------------------------------------------------------------------------------------------------
AFIS Growth Class 2 Fund
  Standard (1.00% Fee Rate)(1)                      $10.00     $ 8.99       88,402  $    794,791 (10.09%)
  Breakpoint (.75% Fee Rate)(1)                      10.00       9.00        1,354        12,184 (10.03%)
AFIS International Class 2 Fund
  Standard (1.00% Fee Rate)(1)                       10.00       8.58       17,071       146,504 (14.18%)
  Breakpoint (.75% Fee Rate)(1)                      10.00       8.59          257         2,207 (14.13%)
American Century VP Balanced Portfolio
  Standard (1.00% Fee Rate)                          23.17      22.33    1,000,361    22,338,446  (3.62%)
  Breakpoint (.75% Fee Rate)                         23.20      22.41       98,177     2,200,554  (3.38%)
AVPSF Growth Class B Fund
  Standard (1.00% Fee Rate)(1)                       10.00       8.74        7,963        69,622 (12.57%)
  Breakpoint (.75% Fee Rate)(1)                      10.00       8.75          246         2,152 (12.52%)
AVPSF Technology Class B Fund
  Standard (1.00% Fee Rate)(1)                       10.00       7.09       57,948       411,064 (29.06%)
  Breakpoint (.75% Fee Rate)(1)                      10.00       7.10          886         6,291 (29.02%)
Baron Capital Asset Fund
  Standard (1.00% Fee Rate)                          17.78      17.13      635,037    10,879,192  (3.62%)
  Breakpoint (.75% Fee Rate)                         17.80      17.20       31,568       542,902  (3.38%)
Delaware VIP REIT Service Class Series
  Standard (1.00% Fee Rate)(1)                       10.00      10.57       56,394       596,041    5.69%
  Breakpoint (.75% Fee Rate)(1)                      10.00      10.58        1,185        12,530    5.75%
Delaware VIP Trend Service Class Series
  Standard (1.00% Fee Rate)(1)                       10.00       7.78       45,133       351,193 (22.19%)
  Breakpoint (.75% Fee Rate)(1)                      10.00       7.79          111           862 (22.14%)
Dreyfus Small Cap Portfolio
  Standard (1.00% Fee Rate)                          20.55      23.06    3,367,776    77,646,264   12.18%
  Breakpoint (.75% Fee Rate)                         20.58      23.14      158,898     3,677,223   12.46%
Dreyfus Stock Index Fund
  Standard (1.00% Fee Rate)                          45.21      40.60    3,325,274   135,020,981 (10.18%)
  Breakpoint (.75% Fee Rate)                         45.27      40.76      281,736    11,482,716  (9.96%)
Fidelity VIP Asset Manager Portfolio
  Standard (1.00% Fee Rate)                          25.79      24.53    3,547,030    86,999,419  (4.88%)
  Breakpoint (.75% Fee Rate)                         25.82      24.62      199,540     4,912,520  (4.65%)
Fidelity VIP Contrafund Service Class 2 Portfolio
  Standard (1.00% Fee Rate)(1)                       10.00       9.41        2,055        19,339  (5.88%)
  Breakpoint (.75% Fee Rate)(1)                      10.00       9.42          157         1,481  (5.81%)
Fidelity VIP Equity-Income Portfolio
  Standard (1.00% Fee Rate)                          23.25      24.96    3,029,812    75,620,676    7.34%
  Breakpoint (.75% Fee Rate)                         23.28      25.05      154,712     3,875,905    7.61%
Fidelity VIP Growth Portfolio
  Standard (1.00% Fee Rate)                          53.23      46.92    5,135,858   240,959,335 (11.87%)
  Breakpoint (.75% Fee Rate)                         53.30      47.09      184,210     8,675,137 (11.65%)
Fidelity VIP Money Market Portfolio
  Standard (1.00% Fee Rate)                          13.19      14.02        6,807        95,459    6.31%
  Breakpoint (.75% Fee Rate)                         13.19      14.05          352         4,949    6.52%
Janus Aspen Series Worldwide Growth Portfolio
  Standard (1.00% Fee Rate)                          20.38      17.02    2,225,124    37,869,647 (16.51%)
  Breakpoint (.75% Fee Rate)                         20.41      17.08      149,700     2,557,407 (16.30%)
LN Aggressive Growth Fund
  Standard (1.00% Fee Rate)                          17.56      16.92    2,415,990    40,879,195  (3.66%)
  Breakpoint (.75% Fee Rate)                         17.58      16.98      155,500     2,641,030  (3.42%)
LN Capital Appreciation Fund
  Standard (1.00% Fee Rate)(1)                       10.00       8.24       25,362       209,063 (17.57%)
  Breakpoint (.75% Fee Rate)(1)                      10.00       8.25        2,851        23,519 (17.51%)
LN Growth & Income Fund
  Standard (1.00% Fee Rate)(1)                       10.00       9.05        9,277        83,967  (9.49%)
  Breakpoint (.75% Fee Rate)(1)                      10.00       9.06          813         7,359  (9.43%)

Lincoln National Variable Annuity Account L

                                            Unit Value Unit Value
                                            Beginning  End        Units                   Total
                                            of Period  of Period  Outstanding Net Assets  Return(2)
---------------------------------------------------------------------------------------------------
LN Social Awareness Fund
  Standard (1.00% Fee Rate)                   $14.62     $13.27    1,127,244  $14,956,269  (9.24%)
  Breakpoint (.75% Fee Rate)                   14.64      13.32      116,195    1,547,486  (9.01%)
NB AMT Mid-Cap Growth Fund
  Standard (1.00% Fee Rate)(1)                 10.00       7.67       58,719      450,575 (23.27%)
  Breakpoint (.75% Fee Rate)(1)                10.00       7.68          830        6,371 (23.22%)
NB AMT Partners Fund
  Standard (1.00% Fee Rate)                    12.61      12.57      212,204    2,667,632  (0.30%)
  Breakpoint (.75% Fee Rate)                   12.62      12.62       31,752      400,664  (0.05%)
T. Rowe Price International Stock Portfolio
  Standard (1.00% Fee Rate)                    18.93      15.40    1,634,057   25,163,692 (18.65%)
  Breakpoint (.75% Fee Rate)                   18.95      15.46       80,106    1,238,211 (18.45%)

--------
(1) Reflects less than a full year of activity. Funds were first received in this option on 9/27/2000.
(2) These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

Lincoln National Variable Annuity Account L

A summary of the unit values, units outstanding, net assets and total return ratio for variable annuity contracts as of and for the year or period ended December 31, 1999 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                              Unit Value Unit Value
                                              Beginning  End        Units                    Total
                                              of Period  of Period  Outstanding Net Assets   Return(2)
------------------------------------------------------------------------------------------------------
American Century VP Balanced Portfolio
  Standard (1.00% Fee Rate)                     $21.26     $23.17    1,099,207  $ 25,466,854    8.96%
  Breakpoint (.75% Fee Rate)(1)                  21.70      23.20       94,046     2,181,660    6.89%
Baron Capital Asset Fund
  Standard (1.00% Fee Rate)                      13.22      17.78      460,448     8,184,626   34.48%
  Breakpoint (.75% Fee Rate)(1)                  15.58      17.80       22,543       401,258   14.22%
Dreyfus Small Cap Portfolio
  Standard (1.00% Fee Rate)                      16.86      20.55    3,429,814    70,489,226   21.93%
  Breakpoint (.75% Fee Rate)(1)                  18.72      20.58      191,780     3,946,451    9.91%
Dreyfus Stock Index Fund
  Standard (1.00% Fee Rate)                      37.86      45.21    3,814,654   172,452,253   19.41%
  Breakpoint (.75% Fee Rate)(1)                  41.58      45.27      351,565    15,913,621    8.85%
Fidelity VIP Asset Manager Portfolio
  Standard (1.00% Fee Rate)                      23.45      25.79    4,152,440   107,076,688    9.99%
  Breakpoint (.75% Fee Rate)(1)                  24.28      25.82      251,300     6,488,342    6.34%
Fidelity VIP Equity-Income Portfolio
  Standard (1.00% Fee Rate)                      22.09      23.25    3,855,732    89,652,426    5.27%
  Breakpoint (.75% Fee Rate)(1)                  24.43      23.28      182,446     4,247,581   (4.72%)
Fidelity VIP Growth Portfolio
  Standard (1.00% Fee Rate)                      39.12      53.23    5,554,246   295,674,290   36.07%
  Breakpoint (.75% Fee Rate)(1)                  44.09      53.30      150,861     8,041,110   20.91%
Fidelity VIP Money Market Portfolio
  Standard (1.00% Fee Rate)                      12.54      13.19       11,959       157,769    5.17%
  Breakpoint (.75% Fee Rate)(1)                  12.84      13.19          162         2,139    2.74%
Janus Aspen Series Worldwide Growth Portfolio
  Standard (1.00% Fee Rate)                      12.52      20.38    1,053,507    21,475,351   62.82%
  Breakpoint (.75% Fee Rate)(1)                  13.98      20.41       74,221     1,514,876   46.01%
LN Aggressive Growth Fund
  Standard (1.00% Fee Rate)                      12.45      17.56    1,486,234    26,102,012   41.02%
  Breakpoint (.75% Fee Rate)(1)                  12.87      17.58      201,878     3,549,972   36.68%
LN Social Awareness Fund
  Standard (1.00% Fee Rate)                      12.79      14.62    1,107,455    16,189,616   14.29%
  Breakpoint (.75% Fee Rate)(1)                  13.36      14.64       88,023     1,288,426    9.58%
NB AMT Partners Fund
  Standard (1.00% Fee Rate)                      11.86      12.61      150,328     1,895,472    6.30%
  Breakpoint (.75% Fee Rate)(1)                  13.25      12.62       21,291       268,803   (4.74%)
T. Rowe Price International Stock Portfolio
  Standard (1.00% Fee Rate)                      14.34      18.93    1,818,003    34,416,656   32.00%
  Breakpoint (.75% Fee Rate)(1)                  14.86      18.95      122,101     2,314,405   27.55%

--------
(1) Reflects less than a full year of activity. Funds were first received in this option on 6/29/1999.
(2) These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

Lincoln National Variable Annuity Account L

A summary of the unit values, units outstanding, net assets and total return ratio for variable annuity contracts as of and for the year or period ended December 31, 1998 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                              Unit Value Unit Value
                                              Beginning  End        Units                    Total
                                              of Period  of Period  Outstanding Net Assets   Return(2)
------------------------------------------------------------------------------------------------------
American Century VP Balanced Portfolio
  Standard (1.00% Fee Rate)                     $18.55     $21.26    1,269,238  $ 26,987,293   14.62%
Baron Capital Asset Fund
  Standard (1.00% Fee Rate)(1)                   10.00      13.22       27,441       362,696   32.17%
Dreyfus Small Cap Portfolio
  Standard (1.00% Fee Rate)                      17.63      16.86    3,954,259    66,653,622   (4.40%)
Dreyfus Stock Index Fund
  Standard (1.00% Fee Rate)                      29.83      37.86    3,913,049   148,151,488   26.94%
Fidelity VIP Asset Manager Portfolio
  Standard (1.00% Fee Rate)                      20.58      23.45    4,638,170   108,742,007   13.91%
Fidelity VIP Equity-Income Portfolio
  Standard (1.00% Fee Rate)                      19.99      22.09    4,155,428    91,781,989   10.52%
Fidelity VIP Growth Portfolio
  Standard (1.00% Fee Rate)                      28.33      39.12    5,291,328   207,007,876   38.10%
Fidelity VIP Money Market Portfolio
  Standard (1.00% Fee Rate)                      11.89      12.54       16,720       209,732    5.46%
Janus Aspen Series Worldwide Growth Portfolio
  Standard (1.00% Fee Rate)(1)                   10.00      12.52       75,275       942,441   25.20%
LN Aggressive Growth Fund
  Standard (1.00% Fee Rate)(1)                   10.00      12.45       18,688       232,745   24.54%
LN Social Awareness Fund
  Standard (1.00% Fee Rate)(1)                   10.00      12.79       32,849       420,179   27.91%
NB AMT Partners Fund
  Standard (1.00% Fee Rate)(1)                   10.00      11.86       27,184       322,436   18.61%
T. Rowe Price International Stock Portfolio
  Standard (1.00% Fee Rate)                      12.50      14.34    2,049,028    29,387,212   14.70%

--------
(1) Reflects less than a full year of activity. Funds were first received in this option on 10/1/1998.
(2) These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

Lincoln National Variable Annuity Account L

4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2002.

                                                      Aggregate  Aggregate
                                                      Cost of    Proceeds
                                                      Purchases  from Sales
    ------------------------------------------------------------------------
    AFIS Growth Class 2 Fund                          $2,850,598 $   410,367
    AFIS International Class 2 Fund                    2,283,604   1,554,253
    American Century VP Balanced Portfolio             2,056,802   2,091,239
    AVPSF Growth Class B Fund                            325,633      65,747
    AVPSF Technology Class B Fund                      2,303,960   1,878,380
    Baron Capital Asset Fund                           6,100,681   2,846,503
    Delaware VIP REIT Service Class Series             5,567,882   1,397,428
    Delaware VIP Trend Service Class Series              779,334     441,544
    Dreyfus Small Cap Portfolio                        2,680,531   6,766,089
    Dreyfus Stock Index Fund                           3,833,445  13,322,804
    Fidelity VIP Asset Manager Portfolio               4,582,913   9,432,601
    Fidelity VIP Contrafund Service Class 2 Portfolio    913,967      75,174
    Fidelity VIP Equity-Income Portfolio               5,246,567   9,289,937
    Fidelity VIP Growth Portfolio                      2,960,019  18,930,473
    Fidelity VIP Money Market Portfolio                  304,153     325,799
    Janus Aspen Series Worldwide Growth Portfolio      1,961,276   3,633,344
    LN Aggressive Growth Fund                          1,549,598   2,833,283
    LN Capital Appreciation Fund                         464,125     143,381
    LN Growth & Income Fund                            1,161,420     225,679
    LN Social Awareness Fund                           1,356,597   1,121,803
    NB AMT Mid-Cap Growth Fund                           469,034     268,643
    NB AMT Partners Fund                               1,788,303     814,924
    T. Rowe Price International Stock Portfolio          951,211   2,196,991

5. Investments
The following is a summary of investments owned at December 31, 2002.

                                                              Net
                                                  Shares      Asset  Value of     Cost of
                                                  Outstanding Value  Shares       Shares
----------------------------------------------------------------------------------------------
AFIS Growth Class 2 Fund                             150,506  $33.29 $  5,010,355 $  7,019,263
AFIS International Class 2 Fund                       97,756   10.05      982,452    1,043,067
American Century VP Balanced Portfolio             3,573,282    5.81   20,760,769   26,154,435
AVPSF Growth Class B Fund                             31,046   11.70      363,239      498,292
AVPSF Technology Class B Fund                        105,874    9.98    1,056,620    1,273,992
Baron Capital Asset Fund                             917,956   16.56   15,201,350   15,908,189
Delaware VIP REIT Service Class Series               513,186   11.73    6,019,671    6,049,309
Delaware VIP Trend Service Class Series               33,039   20.12      664,750      772,724
Dreyfus Small Cap Portfolio                        1,958,989   28.40   55,635,291   89,594,876
Dreyfus Stock Index Fund                           3,729,589   22.47   83,803,858   96,786,864
Fidelity VIP Asset Manager Portfolio               5,170,803   12.75   65,927,736   83,822,553
Fidelity VIP Contrafund Service Class 2 Portfolio     70,736   17.95    1,269,719    1,363,747
Fidelity VIP Equity-Income Portfolio               3,083,815   18.16   56,002,082   68,764,077
Fidelity VIP Growth Portfolio                      5,132,448   23.44  120,304,570  191,308,120
Fidelity VIP Money Market Portfolio                   76,982    1.00       76,982       76,982
Janus Aspen Series Worldwide Growth Portfolio      1,010,078   21.05   21,262,149   40,882,744
LN Aggressive Growth Fund                          2,739,626    6.54   17,914,412   40,751,913
LN Capital Appreciation Fund                          61,368   12.68      778,024    1,150,521
LN Growth & Income Fund                               62,453   21.44    1,338,878    1,659,488
LN Social Awareness Fund                             603,790   19.88   12,000,331   21,096,159
NB AMT Mid-Cap Growth Fund                            53,398   11.97      639,178      921,490
NB AMT Partners Fund                                 359,485   11.40    4,098,126    5,570,661
T. Rowe Price International Stock Portfolio        1,543,895    9.26   14,296,471   20,619,735

Lincoln National Variable Annuity Account L

6. Changes in Units Outstanding
The change in units outstanding for the year ended December 31, 2002 is as follows:

                                                                      Net
                                                  Units   Units       Increase
                                                  Issued  Redeemed    (Decrease)
--------------------------------------------------------------------------------
AFIS Growth Class 2 Fund                          591,875   (192,671)   399,204
AFIS International Class 2 Fund                   411,670   (296,297)   115,373
American Century VP Balanced Portfolio            184,266   (205,220)   (20,954)
AVPSF Growth Class B Fund                          66,017    (19,290)    46,727
AVPSF Technology Class B Fund                     781,136   (652,826)   128,310
Baron Capital Asset Fund                          488,777   (320,236)   168,541
Delaware VIP REIT Service Class Series            603,701   (271,926)   331,775
Delaware VIP Trend Service Class Series           147,631    (90,589)    57,042
Dreyfus Small Cap Portfolio                       471,238   (665,239)  (194,001)
Dreyfus Stock Index Fund                          444,269   (775,876)  (331,607)
Fidelity VIP Asset Manager Portfolio              340,070   (669,922)  (329,852)
Fidelity VIP Contrafund Service Class 2 Portfolio 136,541    (27,035)   109,506
Fidelity VIP Equity-Income Portfolio              455,310   (745,849)  (290,539)
Fidelity VIP Growth Portfolio                     532,390 (1,015,725)  (483,335)
Fidelity VIP Money Market Portfolio                37,528    (39,314)    (1,786)
Janus Aspen Series Worldwide Growth Portfolio     472,397   (627,370)  (154,973)
LN Aggressive Growth Fund                         483,411   (606,240)  (122,829)
LN Capital Appreciation Fund                      107,347    (46,617)    60,780
LN Growth & Income Fund                           206,664    (73,621)   133,043
LN Social Awareness Fund                          273,763   (252,999)    20,764
NB AMT Mid-Cap Growth Fund                        117,637    (74,810)    42,827
NB AMT Partners Fund                              249,876   (160,994)    88,882
T. Rowe Price International Stock Portfolio       228,771   (344,758)  (115,987)

7. Fund Name Changes
During 2002, the Delaware Group Premium Fund (DGPF) family of funds changed its name to Delaware VIP Trust (Delaware VIP) and the Fidelity Variable Insurance Products Fund II (Fidelity VIP II) family of funds changed its name to the Fidelity Variable Insurance Products Fund (Fidelity VIP).

Report of Ernst & Young LLP, Independent Auditors

Board of Directors of The Lincoln National Life Insurance Company
  and
Contract Owners of Lincoln National Variable Annuity Account L

We have audited the accompanying statement of assets and liabilities of Lincoln National Variable Annuity Account L ("Variable Account") (comprised of the following subaccounts: American Funds Insurance Series ("AFIS") Growth Class 2, AFIS International Class 2, American Century Variable Portfolios Balanced, Alliance Variable Products Series Fund ("AVPSF") Growth Class B, AVPSF Technology Class B, Baron Capital Funds Trust Capital Asset, Delaware VIP Trust ("Delaware VIP") REIT Service Class, Delaware VIP Trend Service Class, Dreyfus Variable Investment Fund ("Dreyfus") Small Cap, Dreyfus Stock Index, Fidelity Variable Insurance Products Fund ("Fidelity VIP") Asset Manager, Fidelity VIP Contrafund Service Class 2, Fidelity VIP Equity-Income, Fidelity VIP Growth, Fidelity VIP Money Market, Janus Aspen Series Worldwide Growth, Lincoln National ("LN") Aggressive Growth, LN Capital Appreciation, LN Growth & Income, LN Social Awareness, Neuberger Berman Advisors Management Trust ("NB AMT") Mid-Cap Growth, NB AMT Partners, and T. Rowe Price International Series International Stock) as of December 31, 2002, the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln National Variable Annuity Account L at December 31, 2002, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 3, 2003

                  The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Balance Sheets

                                                                                                December 31
                                                                                              2002        2001
                                                                                          -----------  -----------
                                                                                               (000s omitted)
                                                                                          ------------------------
ASSETS
Investments:
 Securities available-for-sale, at fair value:
   Fixed maturity (cost: 2002 -- $29,746,303; 2001 -- $26,599,804)                        $31,310,917  $26,944,945
------------------------------------------------------------------------------------------
   Equity (cost: 2002 -- $196,697; 2001 -- $260,678)                                          207,741      258,734
------------------------------------------------------------------------------------------
 Mortgage loans on real estate                                                              4,199,683    4,527,257
------------------------------------------------------------------------------------------
 Real estate                                                                                  279,485      267,700
------------------------------------------------------------------------------------------
 Policy loans                                                                               1,937,678    1,931,112
------------------------------------------------------------------------------------------
 Derivative instruments                                                                        64,780       49,251
------------------------------------------------------------------------------------------
 Other investments                                                                            377,746      506,997
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Investments                                                                          38,378,030   34,485,996
------------------------------------------------------------------------------------------
Investment in unconsolidated affiliates                                                            --        8,134
------------------------------------------------------------------------------------------
Cash and invested cash                                                                      1,246,523    2,818,382
------------------------------------------------------------------------------------------
Property and equipment                                                                        170,424      171,990
------------------------------------------------------------------------------------------
Deferred acquisition costs                                                                  2,373,234    2,267,039
------------------------------------------------------------------------------------------
Premiums and fees receivable                                                                  180,561      376,883
------------------------------------------------------------------------------------------
Accrued investment income                                                                     504,944      531,242
------------------------------------------------------------------------------------------
Assets held in separate accounts                                                           31,100,455   39,226,184
------------------------------------------------------------------------------------------
Federal income taxes                                                                          188,107           --
------------------------------------------------------------------------------------------
Amounts recoverable from reinsurers                                                         7,223,004    6,644,857
------------------------------------------------------------------------------------------
Goodwill                                                                                      919,172      899,009
------------------------------------------------------------------------------------------
Other intangible assets                                                                     1,012,773    1,118,487
------------------------------------------------------------------------------------------
Other assets                                                                                  825,686      929,799
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Assets                                                                              $84,122,913  $89,478,002
------------------------------------------------------------------------------------------
                                                                                          ===========  ===========

LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Insurance and Investment Contract Liabilities:
 Insurance policy and claim reserves                                                      $21,699,308  $20,318,098
------------------------------------------------------------------------------------------
 Contractholder funds                                                                      21,402,235   19,216,595
------------------------------------------------------------------------------------------
 Liabilities related to separate accounts                                                  31,100,455   39,226,184
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Insurance and Investment Contract Liabilities                                        74,201,998   78,760,877
------------------------------------------------------------------------------------------
Short-term debt                                                                               103,696      261,839
------------------------------------------------------------------------------------------
Surplus notes payable to Lincoln National Corporation                                       1,250,000    1,250,000
------------------------------------------------------------------------------------------
Federal income taxes                                                                               --       80,113
------------------------------------------------------------------------------------------
Other liabilities                                                                           3,301,978    3,565,416
------------------------------------------------------------------------------------------
Deferred gain on indemnity reinsurance                                                        973,101    1,107,251
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Liabilities                                                                          79,830,773   85,025,496
------------------------------------------------------------------------------------------

Shareholder's Equity:
Common stock -- $2.50 par value
Authorized, issued and outstanding shares -- 10 million
  (owned by Lincoln National Corporation)                                                      25,000       25,000
------------------------------------------------------------------------------------------
Retained earnings                                                                           3,583,688    4,232,185
------------------------------------------------------------------------------------------
Accumulated Other Comprehensive Income:
 Foreign currency translation adjustment                                                          375          375
------------------------------------------------------------------------------------------
 Net unrealized gain on securities available-for-sale, net of reclassification adjustment     703,100      171,964
------------------------------------------------------------------------------------------
 Net unrealized gain on derivative instruments                                                 31,829       22,982
------------------------------------------------------------------------------------------
 Minimum pension liability adjustment                                                         (51,852)          --
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Accumulated Other Comprehensive Income                                                  683,452      195,321
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Shareholder's Equity                                                                  4,292,140    4,452,506
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Liabilities and Shareholder's Equity                                                $84,122,913  $89,478,002
------------------------------------------------------------------------------------------
                                                                                          ===========  ===========

See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Income

                                                                                  Year Ended December 31
                                                                            ----------------------------------
                                                                               2002        2001        2000
                                                                            ----------  ----------  ----------
                                                                                      (000s omitted)
                                                                            ----------------------------------
Revenue:
Insurance premiums                                                          $  250,766  $1,604,161  $1,566,841
----------------------------------------------------------------------------
Insurance fees                                                               1,296,716   1,373,438   1,448,460
----------------------------------------------------------------------------
Net investment income                                                        2,509,489   2,554,180   2,586,762
----------------------------------------------------------------------------
Equity in earnings (losses) of unconsolidated affiliates                          (647)      5,672        (379)
----------------------------------------------------------------------------
Net realized loss on investments and derivative instruments (net of amounts
  restored/(amortized) against balance sheet accounts, Note 5)                (262,805)   (121,525)    (24,331)
----------------------------------------------------------------------------
Realized gain (loss) on sale of subsidiaries                                   (10,646)      4,963          --
----------------------------------------------------------------------------
Amortization of deferred gain on indemnity reinsurance                          73,115      19,267          --
----------------------------------------------------------------------------
Other revenue and fees                                                         244,938     255,203     210,645
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
Total Revenue                                                                4,100,926   5,695,359   5,787,998
----------------------------------------------------------------------------

Benefits and Expenses:
Benefits                                                                     2,714,308   3,234,013   3,238,596
----------------------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses (Note 5)             1,349,800   1,712,814   1,587,504
----------------------------------------------------------------------------
Interest and debt expense                                                       79,342      80,621      80,179
----------------------------------------------------------------------------
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
Total Benefits and Expenses                                                  4,143,450   5,027,448   4,906,279
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
(Loss) Income Before Federal Income Taxes and Cumulative Effect of
  Accounting Changes                                                           (42,524)    667,911     881,719
----------------------------------------------------------------------------
Federal income taxes (benefit)                                                 (91,540)    156,263     232,818
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
Income before Cumulative Effect of Accounting Changes                           49,016     511,648     648,901
----------------------------------------------------------------------------
Cumulative Effect of Accounting Changes (net of Federal Income Tax Benefit)         --     (15,566)         --
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
Net Income                                                                  $   49,016  $  496,082  $  648,901
--------------------------------------------------------------------------- ==========  ==========  ==========


See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Shareholder's Equity

                                                          Year Ended December 31
                                                       2002        2001        2000
                                                    ----------  ----------  ----------
                                                              (000s omitted)
                                                    ----------------------------------
Common Stock:
Balance at beginning and end-of-year                $   25,000  $   25,000  $   25,000
----------------------------------------------------

Retained Earnings:
Balance at beginning-of-year                         4,232,185   4,226,839   3,931,861
----------------------------------------------------
Comprehensive income                                   537,147     744,419   1,096,435
----------------------------------------------------
Less other comprehensive income (loss)(net of
  income tax):
  Foreign Currency translation adjustment                   --         375          --
  -----------------------------------------------
  Net unrealized gain on securities                    531,136     224,980     447,534
   available-for-sale (net of reclassification
   adjustment)
  -----------------------------------------------
  Net unrealized gain on derivative instruments          8,847      22,982          --
  -----------------------------------------------
  Minimum pension liability adjustment                 (51,852)         --          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Net Income                                              49,016     496,082     648,901
----------------------------------------------------
Non-qualified stock options                              3,158       4,023       2,280
----------------------------------------------------
Additional investment by Lincoln National                9,329         241      63,797
  Corporation
----------------------------------------------------
Dividends declared on common stock                    (710,000)   (495,000)   (420,000)
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                               3,583,688   4,232,185   4,226,839
----------------------------------------------------

Foreign Currency Translation Adjustment:
Balance at beginning-of-year                               375          --          --
----------------------------------------------------
Change during the year                                      --         375          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                                     375         375          --
                                                    ----------  ----------  ----------
----------------------------------------------------

Net Unrealized Gain (Loss) on Securities
  Available-for-sale:
Balance at beginning-of-year                           171,964     (53,016)   (500,550)
----------------------------------------------------
Change during the year                                 531,136     224,980     447,534
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                                 703,100     171,964     (53,016)
                                                    ----------  ----------  ----------
----------------------------------------------------

Net Unrealized Gain on Derivative Instruments:
Balance at beginning-of-year                            22,982          --          --
----------------------------------------------------
Cumulative effect of accounting change                      --      17,586          --
----------------------------------------------------
Change during the year                                   8,847       5,396          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                                  31,829      22,982          --
                                                    ----------  ----------  ----------
----------------------------------------------------

Minimum Pension Liability Adjustment:
Balance at beginning-of-year                                --          --          --
----------------------------------------------------
Change during the year                                 (51,852)         --          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                                 (51,852)         --          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Total Shareholder's Equity at End-of-Year           $4,292,140  $4,452,506  $4,198,823
                                                    ==========  ==========  ==========
----------------------------------------------------

See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Cash Flows

                                                                               Year Ended December 31
                                                                          2002          2001          2000
                                                                      ------------  ------------  -----------
                                                                                   (000s omitted)
                                                                      ---------------------------------------
Cash Flows from Operating Activities:
Net income                                                            $     49,016  $    496,082  $   648,901
----------------------------------------------------------------------
Adjustments to reconcile net income to net cash provided by (used in)
  operating activities:
----------------------------------------------------------------------
 Deferred acquisition costs                                               (325,704)     (346,362)    (428,073)
----------------------------------------------------------------------
 Premiums and fees receivable                                              196,322        36,069      (46,013)
----------------------------------------------------------------------
 Accrued investment income                                                  26,298       (55,259)     (10,239)
----------------------------------------------------------------------
 Policy liabilities and accruals                                          (929,827)     (735,307)     201,101
----------------------------------------------------------------------
 Contractholder funds                                                      983,768     1,135,927    1,070,602
----------------------------------------------------------------------
 Amounts recoverable from reinsurers                                       894,270       425,629      235,345
----------------------------------------------------------------------
 Federal income taxes                                                     (100,700)      122,011      256,403
----------------------------------------------------------------------
 Federal income taxes paid on proceeds from disposition                   (477,133)           --           --
----------------------------------------------------------------------
 Provisions for depreciation                                                22,222        15,798       24,051
----------------------------------------------------------------------
 Amortization of goodwill                                                       --        26,518       24,861
----------------------------------------------------------------------
 Amortization of other intangible assets                                   105,714        91,837      129,362
----------------------------------------------------------------------
 Net realized loss on investments and derivative instruments               262,805       121,525       24,331
----------------------------------------------------------------------
 (Gain) loss on sale of subsidiaries                                        10,646        (4,963)          --
----------------------------------------------------------------------
 Amortization of deferred gain                                             (73,115)      (19,267)          --
----------------------------------------------------------------------
 Other                                                                    (375,564)     (926,106)      45,187
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Adjustments                                                            220,002      (111,950)   1,526,918
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Cash Provided by Operating Activities                                  269,018       384,132    2,175,819
--------------------------------------------------------------------- ------------  ------------  -----------

Cash Flows from Investing Activities:
Securities available-for-sale:
 Purchases                                                             (14,002,161)  (10,634,019)  (4,449,537)
----------------------------------------------------------------------
 Sales                                                                   8,078,426     5,487,077    3,664,930
----------------------------------------------------------------------
 Maturities                                                              2,484,637     2,448,425    1,785,790
----------------------------------------------------------------------
Purchase of other investments                                           (1,280,211)   (1,830,448)  (1,899,655)
----------------------------------------------------------------------
Sale or maturity of other investments                                    1,739,382     1,867,069    1,735,091
----------------------------------------------------------------------
Proceeds from (adjustments to) disposition of business                    (195,000)    1,831,095           --
----------------------------------------------------------------------
Increase (decrease) in cash collateral on loaned securities                (95,341)      150,930      274,838
----------------------------------------------------------------------
Other                                                                      142,592       674,146     (474,800)
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Cash (Used in) Provided by Investing Activities                     (3,127,676)       (5,725)     636,657
--------------------------------------------------------------------- ------------  ------------  -----------

Cash Flows from Financing Activities:
Net increase (decrease) in short-term debt                                (158,143)       42,764        8,780
----------------------------------------------------------------------
Universal life and investment contract deposits                          5,305,499     4,897,828    3,543,763
----------------------------------------------------------------------
Universal life and investment contract withdrawals                      (3,262,194)   (3,288,290)  (4,524,371)
----------------------------------------------------------------------
Investment contract transfers                                              108,479      (373,000)  (1,347,000)
----------------------------------------------------------------------
Nonqualified employee stock option exercise tax benefit                      3,158         4,023        2,280
----------------------------------------------------------------------
Dividends paid to shareholder                                             (710,000)     (495,000)    (420,000)
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Cash Provided by (Used in) Financing Activities                      1,286,799       788,325   (2,736,548)
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Increase (Decrease) in Cash                                         (1,571,859)    1,166,732       75,928
----------------------------------------------------------------------
Cash and Invested Cash at Beginning-of-Year                              2,818,382     1,651,650    1,575,722
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Cash and Invested Cash at End-of-Year                                 $  1,246,523  $  2,818,382  $ 1,651,650
--------------------------------------------------------------------- ============  ============  ===========

See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
1. Summary of Significant Accounting Policies

Basis of Presentation
The accompanying consolidated financial statements include
The Lincoln National Life Insurance Company ("the Company") and its majority-owned subsidiaries. The Company, together with its subsidiaries, are defined as ("LNL"). The Company is domiciled in Indiana. Lincoln National Corporation ("LNC") owns 100% of the Company on a direct basis and its subsidiaries on an indirect basis. The Company owns 100% of the outstanding common stock of two insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn") and Lincoln Life & Annuity Company of New York ("Lincoln Life New York"). Prior to the fourth quarter of 2001, the Company owned 100% of the outstanding common stock of two additional insurance company subsidiaries that were part of the Reinsurance business segment: Lincoln National Health & Casualty Insurance Company ("LNH&C") and Lincoln National Reassurance Company ("LNRAC"). These subsidiaries were sold as part of the sale of LNC's reinsurance business to Swiss Re on December 7, 2001. The Company also owns six non-insurance subsidiaries: Lincoln National Insurance Associates, Inc. ("LNIA"), Lincoln Financial Advisors ("LFA"), Lincoln Financial Distributors ("LFD"), Lincoln Realty Capital Corporation, Lincoln Retirement Services Company and The Administrative Management Group, Inc. which was acquired in 2002 (see Note 11). LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels and prior to Swiss Re's acquisition of LNC's reinsurance business, the reinsurance of individual and group life and health business. LNL is licensed and sells its products throughout the United States, Canada, several U.S. territories and select international markets. Operations are divided into two business segments: Lincoln Retirement and Life Insurance (see Note 9). These consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States.

Use of Estimates
The nature of the insurance business requires management to make numerous estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results will differ from those estimates.

Investments
LNL classifies its fixed maturity and equity securities as available-for-sale and, accordingly, such securities are carried at fair value. The cost of fixed maturity securities is adjusted for amortization of premiums and discounts. The cost of fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other than temporary.

For the mortgage-backed securities portion of the fixed maturity securities portfolio, LNL recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When the effective yield changes, the carrying value of the security is adjusted prospectively. This adjustment is reflected in net investment income.

Mortgage loans on real estate, which are primarily held in the Life Insurance and Retirement segments, are carried at the outstanding principal balances adjusted for amortization of premiums and discounts and are net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, LNL will be unable to collect all amounts due under the contractual terms of the loan agreement. When LNL determines that a loan is impaired, the cost is adjusted or a provision for loss is established equal to the difference between the amortized cost of the mortgage loan and the estimated value. Estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; or 3) the fair value of the collateral. The provision for losses is reported as a realized loss on investments. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. Interest income on mortgage loans includes interest collected, the change in accrued interest, and amortization of premiums and discounts. Mortgage loan fees and costs are recorded in net investment income as they are incurred.

Investment real estate is carried at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset. Cost is adjusted for impairment when the projected undiscounted cash flow from the investment is less than the carrying value. Impaired real estate is written down to the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Also, valuation allowances for losses are established, as appropriate, for real estate holdings that are in the process of being sold. Real estate acquired through foreclosure proceedings is reclassified on the balance sheet from mortgage loans on real estate to real estate and is recorded at fair value at the settlement date, which establishes a new cost basis. If a subsequent periodic review of a foreclosed property indicates the fair value, less estimated costs to sell, is lower than the carrying value at settlement date, the carrying value is adjusted to the lower amount. Write-downs to real estate and any changes to the reserves on real estate are reported as a realized loss on investments.

Policy loans are carried at aggregate unpaid balances.

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

Realized gain (loss) on investments is recognized in net income, net of associated amortization of deferred acquisition costs and investment expenses, using the specific identification method. Changes in the fair values of securities carried at fair value are reflected directly in shareholder's equity, after deductions for related adjustments for deferred acquisition costs and amounts required to satisfy policyholder commitments that would have been recorded had these securities been sold

The Lincoln National Life Insurance Company at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

Realized gain (loss) on sale of subsidiaries, net of taxes, is recognized in net income.

Derivative Instruments
For the years ended December 31, 2002, 2001 and 2000, LNL hedged certain portions of its exposure to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. Government obligations, credit risk, foreign exchange risk, commodity risk and equity risk fluctuations by entering into derivative transactions. A description of LNL's accounting for its hedging of such risks is discussed in the following paragraphs.

Effective upon the adoption of Statement of Financial Accounting Standard No. 133, "Accounting for Derivative Instruments and Hedging Activities," ("FAS, 133") on January 1, 2001, LNL recognizes all derivative instruments as either assets or liabilities in the consolidated balance sheet at fair value. FAS 133 standardized the accounting for derivative instruments, including certain derivative instruments embedded in other contracts. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, LNL must designate the hedging instrument based upon the exposure being hedged--as a cash flow hedge, fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2002 and 2001, LNL had derivative instruments that were designated and qualified as cash flow hedges. In addition, LNL had derivative instruments that were economic hedges, but were not designated as hedging instruments under FAS 133.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income ("OCI") and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in current income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current income during the period of change in fair values. For derivative instruments that are designated and qualify as a hedge of a net investment in a foreign operation, the gain or loss is reported in OCI as part of the cumulative translation adjustment to the extent it is effective. For derivative instruments not designated as hedging instruments, the gain or loss is recognized in current income during the period of change.

See Note 7 for further discussion of LNL's accounting policy for derivative instruments.

Prior to January 1, 2001, derivative instruments were carried in other investments. The premiums paid for interest rate caps and swaptions were deferred and amortized to net investment income on a straight-line basis over the term of the respective derivative. Interest rate caps that hedged interest credited on fixed annuity liabilities were carried at amortized cost. Any settlement received in accordance with the terms of the interest rate caps was also recorded as net investment income. Realized gain (loss) from the termination of the interest rate caps was included in net income.

Swaptions, put options, spread-lock agreements, interest rate swaps, commodity swaps and financial futures that hedge fixed maturity securities available-for-sale were carried at fair value. The change in fair value was reflected directly in shareholders' equity. Settlements on interest rate swaps and commodity swaps were recognized in net investment income. Realized gain
(loss) from the termination of swaptions, put options, spread-lock agreements, interest rate swaps, and financial futures were deferred and amortized over the life of the hedged assets as an adjustment to the yield. Forward-starting interest rate swaps were also used to hedge the forecasted purchase of investments. These interest rate swaps were carried off-balance sheet until the occurrence of the forecasted transaction at which time the interest rate swaps were terminated and any gain (loss) on termination was used to adjust the basis of the forecasted purchase. If the forecasted purchase did not occur or the interest rate swaps were terminated early, changes in the fair value of the swaps were recorded in net income.

Over-the-counter call options which hedged liabilities tied to the S&P stock index were carried at fair value. The change in fair value was reflected directly in net income. Gain (loss) realized upon termination of these call options was included in net income. Over-the-counter call options which hedge stock appreciation rights were carried at fair value when hedging vested stock appreciation rights and at cost when hedging unvested stock appreciation rights. The change in fair value of call options hedging vested stock appreciation rights was included in net income. Gain (loss) upon termination was reported in net income.

Foreign currency swaps, which hedged some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies, were carried at fair value. The change in fair value was included in shareholder's equity. Realized gain (loss) from the termination of such derivatives was included in net income.

Prior to January 1, 2001, hedge accounting was applied as indicated above after LNL determined that the items to be hedged exposed LNL to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. Government obligations, credit risk, foreign exchange risk or equity risk. Moreover, the derivatives used to hedge these exposures were designated as hedges and reduced the indicated risk demonstrating a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. If such criteria was not met or if the hedged items were sold,

The Lincoln National Life Insurance Company terminated or matured, the change in value of the derivatives was included in net income.

Loaned Securities
Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. In other instances, LNL will hold as collateral securities with a market value at least equal to the securities loaned. Securities held as collateral are not recorded in LNL's consolidated balance sheet in accordance with accounting guidance for secured borrowings and collateral. LNL's agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. LNL values collateral daily and obtains additional collateral when deemed appropriate.

Property and Equipment
Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets.

Premiums and Fees on Investment Products and Universal Life and Traditional Life Insurance Products
Investment Products and Universal Life Insurance Products: Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate-owned life insurance, bank-owned life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset based fees, cost of insurance charges, percent of premium charges, policy administration charges and surrender charges that have been assessed and earned against policy account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms.

Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the policyholder.

Assets Held in Separate Accounts/Liabilities Related to Separate Accounts
These assets and liabilities represent segregated funds administered and invested by LNL for the exclusive benefit of pension and variable life and annuity contractholders. Both the assets and liabilities are carried at fair value. The fees earned by LNL for administrative and contractholder maintenance services performed for these separate accounts are included in insurance fee revenue.

Deferred Acquisition Costs
Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent recoverable. The methodology for determining the amortization of acquisition costs varies by product type based on two different accounting pronouncements: Statement of Financial Accounting Standards No. 97, "Accounting by Insurance Companies For Certain Long-Duration Contracts & Realized Gains & Losses on Investment Sales" ("FAS 97") and Statement of Financial Accounting Standards No. 60, "Accounting and Reporting by Insurance Enterprises" ("FAS 60"). Under FAS 97, acquisition costs for universal life and variable universal life insurance and investment-type products, which include unit-linked products and fixed and variable deferred annuities, are amortized over the lives of the policies in relation to the incidence of estimated gross profits from surrender charges; investment, mortality net of reinsurance ceded and expense margins; and actual realized gain (loss) on investments.

Past amortization amounts are adjusted when revisions are made to the estimates of current or future gross profits expected from a group of products. Policy lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Policy lives for fixed and variable deferred annuities are 13 to 18 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term, or no surrender charge products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable experience.

Under FAS 60, acquisition costs for traditional life insurance products, which include whole life and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There are currently no deferred acquisition costs being amortized under FAS 60 for fixed and variable payout annuities.

For all FAS 97 and FAS 60 policies, amortization is based on assumptions consistent with those used in the development of the underlying policy form adjusted for emerging experience and expected trends.

The Lincoln National Life Insurance Company

Policy sales charges that are collected in the early years of an insurance policy have been deferred (referred to as "deferred front-end loads") and are amortized into income over the life of the policy in a manner consistent with that used for deferred acquisition costs. (See above for discussion of amortization.)

Benefits and Expenses
Benefits and expenses for universal life-type and other interest-sensitive life insurance products include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in LNL's general account during 2000 through 2002 ranged from 4.00% to 10.00%. For traditional life, group health and disability income products, benefits and expenses, other than deferred acquisition costs, are recognized when incurred in a manner consistent with the related premium recognition policies.

Goodwill and Other Intangible Assets
Prior to January 1, 2002, goodwill, as measured by the excess of the cost of acquired subsidiaries or businesses over the fair value of net assets acquired, was amortized using the straight-line method over periods of 20 to 40 years in accordance with the benefits expected to be derived from the acquisitions. Effective January 1, 2002, goodwill is not amortized, but is subject to impairment tests conducted at least annually.

Insurance businesses typically produce ongoing profit streams from expected new business generation that extend significantly beyond the maximum 40-year period allowed for goodwill amortization. Accordingly, for acquired insurance businesses where financial modeling indicated that anticipated new business benefits would extend for 40 years or longer, goodwill was amortized over a 40-year period.

Other intangible assets for acquired insurance businesses consist of the value of existing blocks of business (referred to as the "present value of in-force"). The present value of in-force is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life and investment-type products acquired and over the premium paying period for insurance products acquired, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for present value of in-force vary depending upon the particular characteristics of the underlying blocks of acquired insurance business.

Prior to January 1, 2002, the carrying values of goodwill and other intangible assets were reviewed periodically for indicators of impairment in value that are other than temporary, including unexpected or adverse changes in the following: (1) the economic or competitive environments in which the company operates, (2) profitability analyses, (3) cash flow analyses, and (4) the fair value of the relevant subsidiary. If there was an indication of impairment then the cash flow method would be used to measure the impairment and the carrying value would be adjusted as necessary. However, effective January 1, 2002, goodwill is subject to impairment tests conducted at least annually. Other intangible assets will continue to be reviewed periodically for indicators of impairment consistent with the policy that was in place prior to January 1, 2002.

Insurance and Investment Contract Liabilities
The liabilities for future policy benefits and claim reserves for universal and variable universal life insurance policies consist of policy account balances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future insurance policy benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of policy issue. Interest assumptions for traditional direct individual life reserves for all policies range from 2.25% to 6.75% depending on the time of policy issue. The interest assumptions for immediate and deferred paid-up annuities range from 1.50% to 13.55%.

The liabilities for future claim reserves for the guaranteed minimum death benefit ("GMDB") feature on certain variable annuity contracts are a function of the net amount at risk ("NAR"), mortality, persistency and incremental death benefit mortality and expense assessments ("M&E") expected to be incurred over the period of time for which the NAR is positive. At any point in time, the NAR is the difference between the potential death benefit payable and the total variable annuity account values subject to the GMDB. At each quarterly valuation date, the GMDB reserves are calculated for every variable annuity contract with a GMDB feature based on projections of account values and NAR followed by the computation of the present value of expected NAR death claims using product pricing mortality assumptions less expected GMDB M&E revenue during the period for which the death benefit options are assumed to be in the money. As part of the estimate of future NAR, gross equity growth rates which are consistent with those used in the DAC valuation process are utilized.

With respect to its insurance and investment contract liabilities, LNL continually reviews its: 1) overall reserve position; 2) reserving techniques and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

Reinsurance
LNL's insurance companies enter into reinsurance agreements with other companies in the normal course of their business. Prior to the acquisition of LNL's reinsurance operations by Swiss Re on December 7, 2001, LNL's reinsurance subsidiaries assumed reinsurance from unaffiliated companies. The transaction with Swiss Re involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNL's reinsurance operations. Assets/liabilities and premiums/benefits from certain reinsurance contracts that granted statutory surplus to other insurance companies are netted on the consolidated balance sheets and income statements, respectively, since there is a right of offset.

The Lincoln National Life Insurance Company

All other reinsurance agreements including the Swiss Re indemnity reinsurance transaction are reported on a gross basis.

Postretirement Medical and Life Insurance Benefits
LNL accounts for its postretirement medical and life insurance benefits using the full accrual method.

Stock Options
Through 2002, LNL recognized compensation expense for stock options on LNC stock granted to LNL employees using the intrinsic value method of accounting. Under the terms of the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at the grant date, or other measurement date, over the amount an employee must pay to acquire the stock. Accordingly, no compensation expense has been recognized for stock option incentive plans. On August 8, 2002, LNC announced plans to expense the fair value of employee stock options beginning in 2003 under Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("FAS 123"). On December 31, 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure" ("FAS 148"), which provides alternative methods of transition for entities that change to the fair value method of accounting for stock-based employee compensation. In addition, FAS 148 amends the disclosure provisions of FAS 123 to require expanded and more prominent disclosure of the effects of an entity's accounting policy with respect to stock-based employee compensation on reported net income and earnings per share in annual and interim financial statements.

The three transition methods provided under FAS 148 are the prospective method, the modified prospective and the retroactive restatement method. LNC will adopt the retroactive restatement method, which requires that companies restate all periods presented to reflect stock-based employee compensation cost under the fair value accounting method in FAS 123 for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994. FAS 148's amendment of the transition and annual disclosure requirements of FAS 123 is effective for fiscal years ending after December 15, 2002. As the recognition provisions of FAS 123 should be applied as of the beginning of the year, LNL will adopt the fair value method of accounting under FAS 123, as amended by FAS 148, as of January 1, 2003 and will present restated financial statements for the years 2002 and 2001 in its 2003 audited financial statements (see Note 6 for further discussion of stock-based employee compensation cost).

The following table illustrates the effect on net income and earnings per share for 2002, 2001 and 2000 if LNL had applied the fair value recognition provisions of FAS 123.

                                               Year Ended December 31,
                                               2002     2001    2000
                                               -----------------------
                                                  (in millions)
                                               -----------------------
             Net income, as reported.......... $49.0   $496.1  $648.9
             Less:
             Total stock-based employee
              compensation expense
              determined under the fair value
              based method for all awards, net
              of tax effects..................   9.2     16.2     9.5
                                                -----  ------  ------
             Pro forma net income............. $39.8   $479.9  $639.4
                                                =====  ======  ======

Income Taxes
LNL and eligible subsidiaries have elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, LNL provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that LNL will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.


--------------------------------------------------------------------------------
2. Changes in Accounting Principles and Change in Estimates

Accounting for Derivative Instruments and Hedging Activities
In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133"). In July 1999, the FASB issued Statement of Financial Accounting Standards No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of the Effective Date of FASB Statement No. 133" ("FAS 137"), which delayed the effective date of FAS 133 one year (i.e., adoption required no later than the first quarter of 2001). In June 2000, the FASB issued Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" ("FAS 138"), which addresses a limited number of implementation issues arising from FAS 133.

LNL adopted FAS 133, as amended, on January 1, 2001. Upon adoption, the provisions of FAS 133 were applied prospectively. The transition adjustments that LNL recorded upon adoption of FAS 133 on January 1, 2001 resulted in a net loss of $4.3 million after-tax ($6.6 million pre-tax) recorded in net income, and a net gain of $17.6 million after-tax ($27.1 million pre-tax) recorded as a component of Other Comprehensive Income ("OCI") in equity. Deferred acquisition costs of $4.8 million were restored and netted against the transition loss on derivatives recorded in net income and deferred acquisition costs of $18.3 million were amortized and netted against the transition gain recorded in OCI. A portion of the transition adjustment ($3.5 million after-tax) recorded in net income upon adoption of FAS 133 was reclassified from the OCI account, Net Unrealized Gain on Securities Available-
 for-Sale. These transition adjustments were reported in the financial statements as a cumulative effect of a change in accounting principle.

The Lincoln National Life Insurance Company

Change in Estimate of Premium Receivables on Certain Client-Administered Individual Life Reinsurance
During the first quarter of 2001, LNL's former Reinsurance segment refined its estimate of due and unpaid premiums on its client-administered individual life reinsurance business. As a result of the significant growth in the individual life reinsurance business generated in recent years, the Reinsurance segment initiated a review of the block of business in the last half of 2000. An outgrowth of that analysis resulted in a review of the estimation of premiums receivable for due and unpaid premiums on client-administered business. During the first quarter of 2001, the Reinsurance segment completed the review of this matter, and concluded that enhanced information flows and refined actuarial techniques provided a basis for a more precise estimate of premium receivables on this business. As a result, the Reinsurance segment recorded income of $25.5 million ($39.3 million pre-tax) related to periods prior to 2001.

Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets
On April 1, 2001, LNL adopted Emerging Issues Task Force Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" ("EITF 99-20"). EITF
99-20 was effective for fiscal quarters beginning after March 15, 2001. EITF 99-20 changed the manner in which LNL determined impairment of certain investments including collateralized bond obligations. Upon the adoption of EITF 99-20, LNL recognized a net realized loss on investments of $11.3 million after-tax ($17.3 million pre-tax) reported as a cumulative effect of change in accounting principle. In arriving at this amount, deferred acquisition costs of $12.2 million were restored and netted against net realized loss on investments.

Accounting for Business Combinations and Goodwill and Other Intangible Assets In June 2001, the Financial Accounting Standards Board issued Statements of Financial Accounting Standards No. 141, "Business Combinations" ("FAS 141"), and No. 142, "Goodwill and Other Intangible Assets" ("FAS 142"). FAS 141 is effective for all business combinations initiated after June 30, 2001, and FAS 142 is effective for fiscal years beginning after December 15, 2001. Under the new rules, goodwill and indefinite lived intangible assets are no longer amortized, but are subject to impairment tests conducted at least annually in accordance with the new standard. Intangible assets that do not have indefinite lives continue to be amortized over their estimated useful lives. LNL adopted FAS 142 on January 1, 2002. After consideration of the provisions of the new standards regarding proper classification of goodwill and other intangible assets on the consolidated balance sheet, LNL did not reclassify any goodwill or other intangible balances held as of January 1, 2002.

In compliance with the transition provision of FAS 142, LNL completed the first step of the transitional goodwill impairment test during the second quarter of 2002. The valuation techniques used by LNL to estimate the fair value of the group of assets comprising the different reporting units varied based on the characteristics of each reporting unit's business and operations. A number of valuation approaches, including, discounted cash flow modeling, were used to assess the goodwill of the reporting units within LNL's Lincoln Retirement and Life Insurance segments. The results of the first step of the tests indicate that LNL does not have impaired goodwill. In accordance with FAS 142, LNL has chosen October 1 as its annual review date. As such, LNL performed another valuation review during the fourth quarter of 2002. The results of the first step of the tests performed as of October 1, 2002 indicate that LNL does not have impaired goodwill. The valuation techniques used by LNL for each reporting unit were consistent with those used during the transitional testing.

As a result of the application of the non-amortization provisions of the new standards, LNL had an increase in net income of $24.9 million during the year ended December 31, 2002.

During 2002, the change in the carrying value of the Lincoln Retirement segment's goodwill was a result of the acquisition of The Administrative Management Group, Inc. ("AMG"). Total purchased goodwill in 2002 was $20.2 million (see Note 11).

The Lincoln National Life Insurance Company

The carrying amount of goodwill by reportable segment as of December 31, 2002 is as follows:

                                               (in millions)
                                               -------------
                    Lincoln Retirement Segment    $ 64.1
                    Life Insurance Segment....     855.1
                                                  ------
                    Total.....................    $919.2
                                                  ======

The reconciliation of reported net income to adjusted net income is as follows:

                                                        Year Ended
                                                       December 31,
                                                        2001   2000
                                                       -------------
                                                       (in millions)
                                                       -------------
           Reported Net Income........................ $496.1 $648.9
           Add back: Goodwill Amortization (after-tax)   26.5   24.9
                                                       ------ ------
           Adjusted Net Income........................ $522.6 $673.8
                                                       ====== ======

For intangible assets subject to amortization, the total gross carrying amount and accumulated amortization in total and for each major intangible asset class by segment are as follows:

                                   As of December 31, 2002 As of December 31, 2001
                                    Gross                   Gross
                                   Carrying  Accumulated   Carrying  Accumulated
                                    Amount   Amortization   Amount   Amortization
                                   -----------------------------------------------
                                                  (in millions)
                                   -----------------------------------------------
  Amortized Intangible Assets:
    Lincoln Retirement Segment:
      Present value of in-force... $  225.0     $102.3     $  225.0     $ 70.5
    Life Insurance Segment:
      Present value of in-force... $1,254.2     $364.1      1,254.2      290.2
                                   --------     ------     --------     ------
  Total........................... $1,479.2     $466.4     $1,479.2     $360.7
                                   ========     ======     ========     ======

The aggregate amortization expense for other intangible assets for the years ended December 31, 2002, 2001 and 2000 was $105.7 million, $91.8 million and $129.4 million, respectively.

Future estimated amortization of other intangible assets is as follows (in millions):

                               2003...... $ 74.7
                               2004......   71.5
                               2005......   70.4
                               2006......   71.3
                               2007......   72.3
                               Thereafter  652.6

Accounting for the Impairment or Disposal of Long-lived Assets
In August 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("FAS 144"), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations" for a disposal of a segment of a business. FAS 144 is effective for fiscal years beginning after December 15, 2001. LNL adopted FAS 144 on January 1, 2002 and the adoption of the Statement did not have a material impact on the consolidated financial position and results of operations of LNL.

Accounting for Costs Associated with Exit or Disposal Activities
In June 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" ("FAS 146"), which addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Action (including Certain Costs Incurred in a Restructuring)" ("Issue 94-3"). The principal difference between FAS 146 and Issue 94-3 is that FAS 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred, rather than at the date of an entity's commitment to an exit

The Lincoln National Life Insurance Company plan. FAS 146 is effective for exit or disposal activities after December 31, 2002. Adoption of FAS 146 by LNL will result in a change in timing of when expense is recognized for restructuring activities after December 31, 2002.

Change in Estimate for Personal Accident Reinsurance Reserves
As a result of developments and information obtained during 2002 relating to personal accident matters, LNL increased these exited business reserves by $184.1 million after-tax ($283.2 million pre-tax). After giving effect to LNC's $100 million indemnification obligation to Swiss Re, LNL recorded a $119.1 after-tax ($183.2 million pre-tax) increase in reinsurance recoverable from Swiss Re with a corresponding increase in the deferred gain. (See Note 11 for further explanation of LNL's Reinsurance transaction with Swiss Re.)

Accounting for Variable Interest Entities
In January 2003, the Financial Accounting Standards Board issued Financial Accounting Standards Board Interpretation No. 46, "Consolidation of Variable Interest Entities" ("Interpretation No. 46"), which requires the consolidation of variable interest entities ("VIE") by an enterprise if that enterprise has a variable interest that will absorb a majority of the VIE's expected losses if they occur, receive a majority of the entity's expected residual returns if they occur, or both. If one enterprise will absorb a majority of a VIE's expected losses and another enterprise will receive a majority of that VIE's expected residual returns, the enterprise absorbing a majority of the losses shall consolidate the VIE. VIE refers to an entity in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. This Interpretation applies in the third quarter of 2003 to VIEs in which an enterprise holds a variable interest that is acquired before February 1, 2003. This Interpretation may be applied prospectively with a cumulative-effect adjustment as of the date on which it is first applied or by restating previously issued financial statements for one or more years with a cumulative-effect adjustment as of the beginning of the first year restated. Although LNL and the indus-
 try continue to review the new rules, at the present time LNL does not believe there are VIEs that would result in consolidation with LNL.

Accounting for Modified Coinsurance
Currently, there are ongoing discussions surrounding the implementation and interpretation of FAS 133, "Accounting for Derivative Instruments and Hedging Activities," by the Financial Accounting Standards Board's ("FASB") Derivative Implementation Group regarding receivables and payables that are indexed to a pool of assets; and specific to LNL, modified coinsurance agreements and coinsurance with funds withheld reinsurance agreements that reference a pool of securities. An exposure draft for this issue has been issued by the FASB. It is not expected to be finalized by the FASB until sometime in the second quarter of 2003. If the definition of derivative instruments is altered, this may impact LNL's prospective reported consolidated net income and consolidated financial position. Until the FASB finalizes the Statement 133 Implementation Issue, LNL is unable to determine what, if any, impact it will have on LNL's consolidated financial statements.

The Lincoln National Life Insurance Company

3. Investments

The amortized cost, gross unrealized gain and loss, and fair value of securities available-for-sale are as follows:

                                           Amortized Cost  Gains    Losses  Fair Value
                                           -------------- -------- -------  ----------
                                                          (in millions)
                                           -------------------------------------------
December 31, 2002:
  Corporate bonds.........................   $23,690.5    $1,797.3 $(630.8) $24,857.0
  U.S. Government bonds...................       400.7       104.7    (2.3)     503.1
  Foreign government bonds................       783.4        40.8   (25.7)     798.5
  Asset and mortgage-backed securities:
    Mortgage pass-through securities......       704.2        26.3    (1.8)     728.7
    Collateralized mortgage obligations...     2,084.4       113.9    (0.4)   2,197.9
    Other asset-backed securities.........     1,899.3       149.8   (12.4)   2,036.7
  State and municipal bonds...............       106.0         5.0    (0.1)     110.9
  Redeemable preferred stocks.............        77.8         1.5    (1.2)      78.1
                                             ---------    -------- -------  ---------
Total fixed maturity securities...........    29,746.3     2,239.3  (674.7)  31,310.9
Equity securities.........................       196.7        19.4    (8.3)     207.8
                                             ---------    -------- -------  ---------
Total.....................................   $29,943.0    $2,258.7 $(683.0) $31,518.7
                                             =========    ======== =======  =========
December 31, 2001:
  Corporate bonds.........................   $21,944.7    $  704.0 $(555.1) $22,093.6
  U.S. Government bonds...................       346.7        56.8    (4.8)     398.7
  Foreign government bonds................       810.5        46.3    (9.3)     847.5
  Asset and mortgage-backed securities:
    Mortgage pass-through securities......       606.5        15.0    (7.4)     614.1
    Collateralized mortgage obligations...     1,462.6        63.0    (5.6)   1,520.0
    Other asset-backed securities.........     1,300.3        51.4   (11.3)   1,340.4
  State and municipal bonds...............        45.9         0.3    (1.5)      44.7
  Redeemable preferred stocks.............        82.6         3.5    (0.2)      85.9
                                             ---------    -------- -------  ---------
Total fixed maturity securities...........    26,599.8       940.3  (595.2)  26,944.9
Equity securities.........................       260.7        17.8   (19.8)     258.7
                                             ---------    -------- -------  ---------
Total.....................................   $26,860.5    $  958.1 $(615.0) $27,203.6
                                             =========    ======== =======  =========

The Lincoln National Life Insurance Company

Future maturities of fixed maturity securities available-for-sale are as follows:

                                             Amortized Cost Fair Value
                                             -------------- ----------
                                                   (in millions)
                                             -------------------------
         December 31, 2002:
           Due in one year or less..........   $   816.0    $   820.1
           Due after one year through five
            years...........................     6,138.3      6,425.8
           Due after five years through ten
            years...........................     9,545.3     10,051.5
           Due after ten years..............     8,558.8      9,050.2
                                               ---------    ---------
           Subtotal.........................    25,058.4     26,347.6
           Asset/mortgage-backed
            securities......................     4,687.9      4,963.3
                                               ---------    ---------
           Total............................   $29,746.3    $31,310.9
                                               =========    =========

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

Par value, amortized cost and estimated fair value of investments in asset/mortgage-backed securities summarized by interest rates of the underlying collateral are as follows:

                                Par Value Amortized Cost Fair Value
                                --------- -------------- ----------
                                           (in millions)
                                -----------------------------------
             December 31, 2002:
               Below 7%........ $2,172.7     $1,527.6     $1,584.7
               7%-8%...........  2,309.4      2,307.3      2,464.4
               8%-9%...........    598.1        587.1        635.3
               Above 9%........    264.6        265.9        278.9
                                --------     --------     --------
               Total........... $5,344.8     $4,687.9     $4,963.3
                                ========     ========     ========

The quality ratings of fixed maturity securities available-for-sale are as follows:

                                         December 31, 2002
                                       Fair Value  % of Total
                                       ----------  ----------
                                       (in millions except %)
                                       --------------------
                    Treasuries and AAA $ 6,111.8      19.5%
                      AA..............   1,815.5       5.8
                      A...............  10,404.6      33.2
                      BBB.............  10,922.5      34.9
                      BB..............   1,215.2       3.9
                      Less than BB....     841.3       2.7
                                       ---------     -----
                      Total........... $31,310.9     100.0%
                                       =========     =====

The major categories of net investment income are as follows:

                                         Year Ended December 31
                                         2002      2001     2000
                                       --------  -------- --------
                                              (in millions)
                                       ---------------------------
             Fixed maturity securities $2,030.3  $2,008.4 $2,015.5
             Equity securities........     10.1       9.7     12.7
             Mortgage loans on real
              estate..................    356.3     373.9    373.1
             Real estate..............     45.8      48.1     50.3
             Policy loans.............    133.6     124.3    123.8
             Invested cash............     30.4      63.5     85.5
             Other investments........     18.8      67.5     50.8
                                       --------  -------- --------
             Investment revenue.......  2,625.3   2,695.4  2,711.7
             Investment expense.......   (115.8)    141.2    124.9
                                       --------  -------- --------
             Net investment income.... $2,509.5  $2,554.2 $2,586.8
                                       ========  ======== ========

The detail of the net realized loss on investments and derivative instruments is as follows:

                                             Year Ended December 31
                                             2002     2001     2000
                                           -------  -------  -------
                                                 (in millions)
                                           -------------------------
          Fixed maturity securities
           available-for-sale:
            Gross gain.................... $ 163.8  $ 163.4  $ 131.3
            Gross loss....................  (578.5)  (421.1)  (203.3)
          Equity securities available-for-
           sale:
            Gross gain....................    11.8     13.4     32.6
            Gross loss....................   (22.2)    (5.7)   (25.5)
          Other investments...............    27.2     39.8     12.9
          Associated restoration of
           deferred acquisition costs and
           Provision for policyholder
           commitments....................   143.2    106.9     34.7
          Investment expenses.............    (9.3)    (9.0)    (7.0)
                                           -------  -------  -------
          Total Investments...............  (264.0)  (112.3)   (24.3)
          Derivative Instruments, net of
           associated amortization of
           deferred acquisition costs.....     1.2     (9.2)      --
                                           -------  -------  -------
          Total Investments and
           Derivative Instruments......... $(262.8) $(121.5) $ (24.3)
                                           =======  =======  =======

The Lincoln National Life Insurance Company

Provisions (credits) for write-downs and net changes in allowances for loss, which are included in the net realized loss on investments and derivative instruments shown above, are as follows:

                                             Year Ended December 31
                                              2002     2001   2000
                                             ------   ------  -----
                                                (in millions)
                                             --------------------
               Fixed maturity securities.... $296.6   $237.2  $41.2
               Equity securities............   21.4     15.7   14.6
               Mortgage loans on real estate    9.7     (2.7)   0.2
               Real estate..................     --      0.7     --
               Other long-term investments..    6.4      0.9     --
                                             ------   ------  -----
               Total........................ $334.1   $251.8  $56.0
                                             ======   ======  =====

The change in unrealized appreciation (depreciation) on investments in fixed maturity and equity securities is as follows:

                                          Year Ended December 31
                                           2002    2001    2000
                                         -----------------------
                                              (in millions)
                                         -----------------------
               Fixed maturity securities $1,219.5 $319.7  $684.0
               Equity securities........     13.0  (16.6)   (3.2)
                                         -------- ------  ------
               Total.................... $1,232.5 $303.1  $680.8
                                         ======== ======  ======

During the second quarter of 1998, LNL purchased three bonds issued with offsetting interest rate characteristics. Subsequent to the purchase of these bonds, interest rates increased and the value of one of these bonds decreased. This bond was sold at the end of the second quarter 1998 and a realized loss of $28.8 million ($18.7 million after-tax) was recorded. The other two bonds are still owned by LNL and are producing net investment income on an annual basis of $9.9 million ($6.4 million after-tax). Subsequent to these transactions being recorded, the Emerging Issues Task Force of the Financial Accounting Standards Board reached consensus with regard to accounting for this type of investment strategy. LNL is not required to apply the new accounting rules, however, if such rules were applied, the realized loss on the sale of $28.8 million ($18.7 million after-tax) on one of these bonds recorded at the end of the second quarter of 1998 would be reduced to $8.8 million ($5.7 million after-tax) and the difference would be applied as a change in the carrying amount of the two bonds that remain in LNL's portfolio. Also, net investment income for the year ended December 31, 2002, 2001 and 2000 would be less than reported by $2.9 million ($1.9 million after-tax), $2.7 million ($1.8 million after-tax) and $2.5 million ($1.6 million after-tax), respectively.

The balance sheet captions, "Real Estate" and "Property and Equipment," are shown net of allowances for depreciation as follows:

                                             December 31
                                             2002    2001
                                             ------------
                                             (in millions)
                                             ------------
                      Real estate........... $41.0  $ 38.4
                      Property and equipment  86.5   105.4

Impaired mortgage loans along with the related allowance for losses are as follows:

                                                      December 31
                                                      2002    2001
                                                     -------------
                                                     (in millions)
                                                     -------------
            Impaired loans with allowance for losses $ 72.3  $25.6
            Allowance for losses....................  (11.9)  (2.2)
            Impaired loans with no allowance for
             losses.................................     --     --
                                                     ------  -----
            Net impaired loans...................... $ 60.4  $23.4
                                                     ======  =====

The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation of the adequacy of the allowance for losses is based on LNL's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

A reconciliation of the mortgage loan allowance for losses for these impaired mortgage loans is as follows:

                                                    Year Ended
                                                   December 31
                                                2002   2001   2000
                                               -------------------
                                                  (in millions)
                                               -------------------
            Balance at beginning-of-year...... $ 2.2  $ 4.9  $ 4.7
            Provisions for losses.............  12.7    0.7    1.8
            Releases due to principal paydowns  (3.0)  (3.4)  (1.6)
            Releases due to foreclosures......    --     --     --
                                               -----  -----  -----
            Balance at end-of-year............ $11.9  $ 2.2  $ 4.9
                                               =====  =====  =====

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                                  Year Ended
                                                  December 31
                                               2002  2001  2000
                                               -----------------
                                                 (in millions)
                                               -----------------
                Average recorded investment in
                 impaired loans............... $54.0 $25.0 $27.9
                Interest income recognized on
                 impaired loans...............   5.6   3.0   2.6

All interest income on impaired mortgage loans was recognized on the cash basis of income recognition.

As of December 31, 2002 and 2001, LNL had mortgage loans on non-accrual status of $1.8 million and $0.0 million, respectively. As of December 31, 2002 and 2001, LNL had no mortgage loans past due 90 days and still accruing.

The Lincoln National Life Insurance Company

As of December 31, 2002 and 2001, LNL had restructured mortgage loans of $4.6 million and $5.2 million, respectively. LNL recorded $0.4 million and $0.5 million of interest income on these restructured mortgage loans in 2002 and 2001, respectively. Interest income in the amount of $0.4 million and $0.5 million would have been recorded on these mortgage loans according to their original terms in 2002 and 2001, respectively. As of December 31, 2002 and December 31, 2001, LNL had no outstanding commitments to lend funds on restructured mortgage loans.

As of December 31, 2002, LNL's investment commitments for fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate were $558.9 million. As of December 31, 2002, this includes $168.1 million of standby commitments to purchase real estate upon completion and leasing.

For the year ended December 31, 2002, fixed maturity securities available-for-sale, mortgage loans on real estate and real estate investments which were non-income producing were not significant. As of December 31, 2002 and 2001, the carrying value of non-income producing securities was $34.8 million and $32.4 million, respectively.

The balance sheet account for other liabilities includes a reserve for guarantees of third-party debt in the amount of $0.4 million and $0.3 million at December 31, 2002 and 2001, respectively.

During the fourth quarter of 2000, LNL completed a securitization of commercial mortgage loans. In the aggregate, the loans had a fair value of $186.0 million and carrying value of $185.7 million. LNL retained a 6.3% beneficial interest in the securitized assets. LNL received $172.7 million from the trust for the sale of the senior trust certificates representing the other 93.7% beneficial interest. A realized gain of $0.4 million pre- tax was recorded on this sale. A recourse liability was not recorded since LNL is not obligated to repurchase any loans from the trust that may later become delinquent. Cash flows received during 2002, 2001 and 2000 from interests retained in the trust were $2.6 million, $2.6 million and $0.4 million, respectively. The fair values of the mortgage loans were based on a discounted cash flow method based on credit rating, maturity and future income. Prepayments are expected to be less than 1% with an expected weighted-average life of 6.4 years. Credit losses are anticipated to be minimal over the life of the trust.

During the fourth quarter of 2001, LNL completed a second securitization of commercial mortgage loans. In the aggregate, the loans had a fair value of $209.7 million and a carrying value of $198.1 million. LNL received $209.7 million from the trust for the sale of the loans. A recourse liability was not recorded since LNL is not obligated to repurchase any loans from the trust that may later become delinquent. Servicing fees of $0.2 million and $0.03 million were received in 2002 and 2001, respectively. The transaction was hedged with total return swaps to lock in the value of the loans. LNL recorded a loss on the hedge of $10.1 million pre-tax and a realized gain on the sale of $11.6 million pre-tax resulting in a net gain of $1.5 million pre-tax. Upon securitization, LNL did not retain an interest in the securitized assets; however, LNL later invested $14.3 million of its general account assets in the certificates issued by the trust. This investment is included in fixed maturity securities on the balance sheet.

--------------------------------------------------------------------------------
4. Federal Income Taxes


The Federal income tax expense (benefit) is as follows:

                                           Year Ended December 31
                                            2002     2001    2000
                                          -------  -------  ------
                                               (in millions)
                                          ------------------------
              Current.................... $(140.4) $ 456.1  $ 54.0
              Deferred...................    48.9   (299.7)  178.8
                                          -------  -------  ------
              Total tax expense (benefit) $ (91.5) $ 156.4  $232.8
                                          =======  =======  ======

The effective tax rate on pre-tax income is lower than the prevailing corporate Federal Income tax rate. A reconciliation of this difference is as follows:

                                            Year Ended December 31
                                             2002    2001    2000
                                           ------   ------  ------
                                                (in millions)
                                           -----------------------
             Tax rate times pre-tax income
              (loss)...................... $(14.9)  $233.9  $308.6
             Effect of:
               Tax-preferred investment
                income....................  (39.7)   (62.6)  (61.3)
               Other items................  (36.9)   (14.9)  (14.5)
                                           ------   ------  ------
             Provision for income taxes
              (benefit)................... $(91.5)  $156.4  $232.8
                                           ======   ======  ======
             Effective tax rate...........   (215)%     23%     26%

The effective tax rate is a ratio of tax expense (benefit) over pre-tax income
(loss). Since the pre-tax loss of $42.5 million resulted in a tax benefit of $91.5 million in 2002, an unusual effective tax rate of (215)% is reported.

The Lincoln National Life Insurance Company

The Federal income tax asset (liability) is as follows:

                                                        December 31
                                                       2002    2001
                                                      ------ -------
                                                       (in millions)
                                                      --------------
           Current receivable from (payable to)
            LNC...................................... $ 92.8 ($462.0)
           Deferred..................................   95.3   381.9
                                                      ------ -------
           Total Federal income tax asset (liability) $188.1  $(80.1)
                                                      ====== =======

Significant components of LNL's deferred tax assets and liabilities are as follows:

                                                     December 31
                                                    2002     2001
                                                  -------- --------
                                                    (in millions)
                                                  -----------------
            Deferred tax assets:
              Insurance and investment contract
               liabilities....................... $1,152.6 $  969.3
              Reinsurance deferred gain..........    397.5    392.3
              Net operating and capital loss
               carryforwards.....................     80.1     18.1
              Postretirement benefits other than
               pensions..........................     27.1     36.6
              Ceding commission asset............     16.7     18.6
              Compensation related...............     49.3     38.0
              Other..............................     87.4     84.4
                                                  -------- --------
            Total deferred tax assets............  1,810.7  1,557.3
                                                  -------- --------
            Deferred tax liabilities:
              Deferred acquisition costs.........    527.5    494.5
              Investment related.................    220.9     51.3
              Net unrealized gain on securities
               available-for-sale................    572.7    135.5
              Present value of business in-force.    354.5    391.5
              Other..............................     39.8    102.6
                                                  -------- --------
            Total deferred tax liabilities.......  1,715.4  1,175.4
                                                  -------- --------
            Net deferred tax asset............... $   95.3 $  381.9
                                                  ======== ========

The Company and its affiliates are part of a consolidated filing to the Internal Revenue Service with their common parent, Lincoln National Corporation. Cash paid to LNC for Federal income taxes in 2002 and 2001 was $396.5 million and $58.2 million, respectively. Cash received from LNC for Federal income taxes in 2000 was $38.0 million due to the carry back of 1999 tax losses.

The Company is required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2002, 2001, and 2000, LNL concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2002 and 2001.

At December 31, 2002, LNL had net operating loss carryforwards for Federal income tax purposes of $31.7 million for Lincoln Life New York that expire in the year 2013. The Company had net capital loss carryforwards of $156.2 million and First Penn had net capital loss carryforwards of $7.4 million that expire in the year 2007. Lincoln Life New York had net capital loss carryforwards of $33.5 million expiring in years 2004 through 2007. The net operating loss carryforwards and net capital loss carryforwards can be used in future LNC consolidated U.S. tax returns filed by its common parent. Accordingly, LNL believes that it is more likely than not that the net operating loss carryforwards and capital loss carryforwards will be fully utilized within the allowable carryforward period.

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." At December 31, 2002, LNL has approximately $196.0 million of untaxed "Policyholders' Surplus" on which no payment of Federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. Barring the passage of unfavorable tax legislation, LNL does not believe that any significant portion of the account will be taxed in the foreseeable future. Accordingly, no deferred tax liability has been recognized relating to LNL's Policyholders' Surplus balance. If the entire Policyholders' Surplus balance became taxable at the current Federal rate, the tax would be approximately $68.6 million.

--------------------------------------------------------------------------------
5. Supplemental Financial Data



Reinsurance transactions included in the income statement captions, "Insurance Premiums" and "Insurance Fees," are as follows:

                                         Year Ended December 31
                                         2002*    2001*     2000
                                       --------  -------- --------
                                              (in millions)
                                       ---------------------------
              Insurance assumed....... $  909.7  $1,363.7 $1,279.3
              Insurance ceded.........  1,750.1     953.2    513.6
                                       --------  -------- --------
              Net reinsurance premiums
               and fees............... $ (840.4) $  410.5 $  765.7
                                       ========  ======== ========

--------
*The reinsurance activity for the year ended December 31, 2001 includes the activity of the former Reinsurance segment for the eleven months ended November 30, 2001 and the activity related to the indemnity reinsurance transaction with Swiss Re for the one month ended December 31, 2001. The reinsurance activity for 2002 includes activity related to the indemnity reinsurance transaction with Swiss Re.

The income statement caption, "Benefits," is net of reinsurance recoveries of $1,145.0 million; $555.1 million and $356.9 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Detailed below is a breakdown of amounts included in LNL's balance sheet related to the reinsurance business sold to Swiss Re through indemnity reinsurance. Because LNL is not relieved of its liability to the ceding companies for this business,

The Lincoln National Life Insurance Company the liabilities and obligations associated with the reinsured contracts remain on the consolidated balance sheet of LNL with a corresponding reinsurance receivable from Swiss Re. At December 31, 2002, amounts recoverable from reinsurers included $5.1 billion related to the reinsurance business sold to Swiss Re.

A roll forward of the balance sheet account, "Deferred Acquisition Costs," is as follows:

                                                 Year Ended December 31
                                                   2002        2001
                                                  --------   ---------
                                                    (in millions)
                                                 ---------------------
           Balance at beginning-of-year......... $2,267.0    $2,385.6
           Deferral.............................    622.4       673.5
           Amortization.........................   (296.7)     (327.1)
           Adjustment related to realized losses
            on securities available-for-sale....    115.0       112.9
           Adjustment related to
            unrealized gains on securities
            available-for-sale..................   (338.5)     (187.2)
           Other................................      4.0      (390.7)
                                                  --------   --------
           Balance at end-of-period............. $2,373.2    $2,267.0
                                                  ========   ========

Realized gains and losses on investments and derivative instruments on the Statements of Income for the year ended December 31, 2002, 2001 and 2000 are net of amounts restored against deferred acquisition costs of $115.0 million, $112.9 million and $38.2 million, respectively. In addition, realized gains and losses for the years ended December 31, 2002, 2001 and 2000 are net of adjustments made to policyholder reserves of $25.6 million, $10.6 million and $(3.5) million, respectively. LNL has either a contractual obligation or has a consistent historical practice of making allocations of investment gains or losses to certain policyholders.

Details underlying the income statement caption, "Underwriting, Acquisition, Insurance and Other Expenses," are as follows:

                                          Year Ended December 31
                                         2002      2001      2000
                                       --------  --------  --------
                                               (in millions)
                                       ----------------------------
            Commissions............... $  566.7  $  812.3  $  830.5
            Other volume related
             expenses.................    264.2     191.4     222.3
            Operating and
             administrative expenses..    643.1     796.4     719.5
            Deferred acquisition costs
             net of amortization......   (325.7)   (346.4)   (428.1)
            Restructuring charges.....       --      37.4      (1.0)
            Goodwill amortization.....       --      26.5      24.9
            Other intangibles
             amortization.............    105.7      91.8     129.4
            Other.....................     95.8     103.4      90.0
                                       --------  --------  --------
            Total..................... $1,349.8  $1,712.8  $1,587.5
                                       ========  ========  ========

A reconciliation of the present value of business in-force for LNL's insurance subsidiaries included in other intangible assets is as follows:

                                                 December 31
                                          2002      2001      2000
                                        --------  --------  --------
                                                (in millions)
                                        ----------------------------
          Balance at
           beginning-of-year........... $1,118.5  $1,209.7  $1,353.3
          Adjustments to balance.......       --      (0.7)    (15.7)
          Interest accrued on
           unamortized balance
           (Interest rates range from
           5% to 7%)...................     61.4      71.0      77.6
          Amortization.................   (167.1)   (161.5)   (205.5)
                                        --------  --------  --------
          Balance at end-of-year.......  1,012.8   1,118.5   1,209.7
          Other intangible assets (non-
           insurance)..................
          Total other intangible assets
           at end-of-year.............. $     --  $     --  $   12.8
                                        ========  ========  ========

The Lincoln National Life Insurance Company

Details underlying the balance sheet caption, "Contractholder Funds," are as follows:

                                               December 31
                                             2002      2001
                                           --------- ---------
                                              (in millions)
                                           -------------------
                 Premium deposit funds.... $20,634.6 $18,553.7
                 Undistributed earnings on
                  participating business..     156.7     100.2
                 Other....................     610.9     562.7
                                           --------- ---------
                 Total.................... $21,402.2 $19,216.6
                                           ========= =========

Details underlying the balance sheet captions of short-term debt and surplus notes payable to LNC are as follows:

                                                    December 31
                                                   2002     2001
                                                 -------- --------
                                                   (in millions)
                                                 -----------------
              Short-term debt................... $  103.7 $  261.8
                                                 ======== ========
              Surplus notes due Lincoln National
               Corporation:
                6.56% surplus note, due 2028....   $500.0 $  500.0
                6.03% surplus note, due 2028....    750.0    750.0
                                                 -------- --------
              Total surplus notes............... $1,250.0 $1,250.0
                                                 ======== ========

The short-term debt represents short-term notes payable to LNC.

The surplus note for $500 million was issued to LNC in connection with the CIGNA indemnity reinsurance transaction on January 5, 1998 (see Note 7). This note calls for LNL to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before January 5, 2003. Any payment of interest or repayment of principal may be paid only out of LNL's statutory earnings, only if LNL's statutory surplus exceeds specified levels ($2.316 billion at December 31, 2002), and subject to approval by the Indiana Insurance Commissioner.

The surplus note for $750 million was issued on December 18, 1998 to LNC in connection with the Aetna indemnity reinsurance transaction (see Note 7). This note calls for the LNL to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before December 18, 2003. Any payment of interest or repayment of principal may be paid only out of LNL's statutory earnings, only if LNL's statutory surplus exceeds specified levels ($2.38 billion at December 31, 2002), and subject to approval by the Indiana Insurance Commissioner.

Cash paid for interest on both the short-term debt and the surplus notes for 2002, 2001 and 2000 was $79.3 million, $80.6 million and $80.2 million, respectively.


--------------------------------------------------------------------------------
6. Employee Benefit Plans


Pension and Other Postretirement Benefit Plans -- U.S.
LNC maintains funded defined benefit pension plans for most of its U.S. employees (including those of LNL), and prior to January 1, 1995, most full-time agents (including those of LNL). Effective January 1, 2002, the employees' pension plan has a cash balance formula. Employees retiring before 2012 will have their benefits calculated under both the old and new formulas and will receive the better of the two calculations. Employees retiring in 2012 or after will receive benefits under the amended plan. Benefits under the old employees' plan are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. Under the amended plan, employees have guaranteed account balances that grow with pay and interest credits each year. The amendment to the employees' pension plan resulted in a $25.4 million pre-tax negative unrecognized prior service cost in 2001 that will be evenly recognized over future periods. All benefits applicable to the defined benefit plan for agents were frozen as of December 31, 1994. The plans are funded by contributions to tax-exempt trusts. LNL's funding policy is consistent with the funding requirements of Federal law and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future.

LNC sponsors three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents (including those of LNL): supplemental retirement plans, a salary continuation plan, and supplemental executive retirement plans.

The supplemental retirement plans provide defined benefit pension benefits in excess of limits imposed by Federal tax law. Effective January 1, 2000, one of these plans was amended to limit the maximum compensation recognized for benefit payment calculation purposes. The effect of this amendment was to reduce LNL's pension benefit obligation by $5.4 million.

The salary continuation plan provides certain officers of LNL defined pension benefits based on years of service and final monthly salary upon death or retirement.

The supplemental executive retirement plan provides defined pension benefits for certain executives who became employees of LNL as a result of the acquisition of a block of individual life insurance and annuity business from CIGNA Corporation ("CIGNA"). Effective January 1, 2000, this plan was amended to freeze benefits payable under this plan. The effect of this plan curtailment was to decrease LNL's pension benefit obligation by $2.4 million. Effective January 1, 2000, a second supplemental executive retirement plan was established for this

The Lincoln National Life Insurance Company same group of executives to guarantee that the total benefit payable under the LNL employees' defined benefit pension plan benefit formula will be determined using an average compensation not less than the minimum three-year average compensation as of December 31, 1999. All benefits payable from this plan are reduced by benefits payable from the LNC employees' defined benefit pension plan.

LNC also sponsors unfunded plans that provide postretirement medical, dental and life insurance benefits to full-time U.S. employees and agents who, depending on the plan, have worked for LNL 10 years and attained age 55 for employees and 60 for agents (including those of LNL). Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Life insurance benefits are noncontributory; however, participants can elect supplemental contributory life benefits up to age 70. Effective July 1, 1999, the agents' postretirement plan was changed to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' postretirement plan was changed to require employees not yet age 50 with five years of service by year end 2001 to pay the full medical and dental premium cost when they retire. This change in the plan resulted in the immediate recognition at the end of 2001 of a one-time curtailment gain of $10.7 million pre-tax.

On December 1, 2001, Swiss Re acquired LNL's reinsurance business. This transaction resulted in the immediate recognition of a one-time curtailment gain on post retirement benefits of $6 million pre-tax and additional expense of $1.4 million pre-tax related to pension benefits for a net curtailment gain of $4.6 million pre-tax. This net curtailment gain was included in the realized gain on sale of subsidiaries for the year ended December 31, 2001. Due to the release of the pension obligations on these former LNL employees, there was a $16 million gain in the pension plan that was used to offset prior plan losses.

The Lincoln National Life Insurance Company

Information with respect to defined benefit plan asset activity and defined benefit plan obligations is as follows:

                                                      Year Ended December 31
                                                  ------------------------------------
                                                                   Other Postretirement
                                                  Pension Benefits    Benefits
                                                  ---------------  --------------------
                                                   2002     2001    2002       2001
                                                  ------   ------  ---------  --------
                                                           (in millions)
                                                  -------------------------------------
Change in plan assets:
  Fair value of plan assets at beginning-of-year. $340.4   $334.5  $   --     $   --
  Transfers of assets............................   (1.4)     2.5      --         --
  Actual return on plan assets...................  (31.1)   (15.5)     --         --
  Company contributions..........................   58.0     33.8      --         --
  Administrative expenses........................   (1.6)    (0.9)     --         --
  Benefits paid..................................  (21.3)   (14.0)     --         --
                                                  ------   ------   ------     ------
  Fair value of plan assets at end-of-year....... $343.0   $340.4  $   --     $   --
                                                  ======   ======   ======     ======
Change in benefit obligation:
  Benefit obligation at beginning-of-year........ $399.3   $388.2  $ 81.9     $ 88.5
  Transfers of benefit obligations...............   (1.3)     2.7    (0.9)       0.1
  Plan amendments................................     --    (25.4)     --         --
  Service cost...................................   17.3     13.4     1.4        2.6
  Interest cost..................................   26.8     28.8     5.1        6.2
  Plan participants' contributions...............     --       --     1.1        1.7
  Sale of business segment.......................     --       --      --       (6.0)
  Plan curtailment gain..........................     --    (16.0)     --      (11.2)
  Actuarial (gains) losses.......................   20.3     21.6     6.8        7.6
  Benefits paid..................................  (21.3)   (14.0)   (6.5)      (7.6)
                                                  ------   ------   ------     ------
  Benefit obligation at end-of-year.............. $441.1   $399.3  $ 88.9     $ 81.9
                                                  ======   ======   ======     ======
Underfunded status of the plans.................. $(98.1)  $(58.9) $(88.9)    $(81.9)
Unrecognized net actuarial losses................  109.3     32.4     8.2        1.0
Unrecognized negative prior service cost.........  (19.8)   (24.7)     --         --
                                                  ------   ------   ------     ------
Accrued benefit cost............................. $ (8.6)  $(51.2) $(80.7)    $(80.9)
                                                  ======   ======   ======     ======
Weighted-average assumptions as of December 31:
  Weighted-average discount rate.................   6.50%    7.00%   6.50%      7.00%
  Expected return on plan assets.................   8.25%    9.00%     --         --
Rate of increase in compensation:
  Salary continuation plan.......................   5.00%    5.00%     --         --
  All other plans................................   4.00%    4.00%   4.00%      4.00%

In 2002, all plans have projected benefit obligations in excess of plan assets. In 2001, the funded status amounts in the pension benefits columns above combine plans with projected benefit obligations in excess of plan assets and plans with plan assets in excess of projected benefit obligations. At December 31, 2001, for plans that have projected benefit obligations in excess of plan assets, the aggregate projected benefit obligations were $269.8 million, the aggregate accumulated benefit obligations were $245.9 million and the aggregate fair value of plan assets was $208.5 million.

As is required by SFAS No. 87, "Employer's Accounting for Pensions," for plans where the accumulated benefit obligation exceeds the fair value of plan assets, the Company has recognized the minimum pension liability of the unfunded accumulated benefit obligation as a liability with an offsetting adjustment to Other Comprehensive Income, net of tax impact. As of December 31, 2002, this minimum pension liability amounted to $51.9 million ($79.8 million pre-tax).

Plan assets for both the funded employees and agents plans are principally invested in equity and fixed income funds managed by LNL's affiliate, Delaware Management Holdings, Inc.

The Lincoln National Life Insurance Company

The components of net defined benefit pension plan and postretirement benefit plan costs are as follows:

                                                   Year Ended December 31
                                        -------------------------------------------
                                                                Other Postretirement
                                           Pension Benefits           Benefits
                                        ----------------------  --------------------
                                           2002    2001    2000   2002   2001   2000
                                        ------  ------  ------  -----  -----  -----
                                                       (in millions)
                                        -------------------------------------------
Service cost........................... $ 17.8  $ 13.9  $ 12.5  $ 1.4  $ 2.6  $ 2.1
Interest cost..........................   26.8    28.8    26.1    5.1    6.2    5.7
Expected return on plan assets.........  (27.1)  (29.8)  (29.0)    --     --     --
Amortization of prior service cost.....   (2.4)    0.2     0.2     --     --     --
Recognized net actuarial (gains) losses    0.2     0.2    (2.0)  (0.4)  (0.4)  (0.7)
                                        ------  ------  ------  -----  -----  -----
Net periodic benefit cost.............. $ 15.3  $ 13.3  $  7.8  $ 6.1  $ 8.4  $ 7.1
                                        ======  ======  ======  =====  =====  =====

The calculation of the accumulated postretirement benefits obligation assumes a weighted-average annual rate of increase in the per capital cost of covered benefits (i.e. health care cost trend rate) of 10.0% for 2002. It further assumes the rate will gradually decrease to 5.0% by 2014 and remain at that level. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated postretirement benefits obligation as of December 31, 2002 and 2001 by $6.2 million and $5.7 million, respectively. The aggregate of the estimated service and interest cost components of net periodic postretirement benefits cost for the year ended December 31, 2002 and 2001 would increase by $0.5 million and $0.7 million, respectively.

LNL maintains a defined contribution plan for its U.S. insurance agents. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, LNL assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees. Contributions for this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain highly compensated LNL agents. The combined pre-tax expenses for these plans amounted to $1.0 million, $2.8 million and $4.2 million in 2002, 2001 and 2000, respectively. These expenses reflect both LNL's contribution as well as changes in the measurement of LNL's liabilities under these plans.

401(k) Plans
LNC sponsors contributory defined contribution plans (401(k) plans) for eligible U.S. employees and agents (including those of LNL). LNL's contributions to the 401(k) plans for its U.S. employees and agents are equal to a participant's pre-tax contribution, not to exceed 6% of base pay, multiplied by a percentage, ranging from 50% to 150%, which varies according to certain incentive criteria as determined by LNC's Board of Directors. As a result of LNC attaining the goals established under the three-year long-term incentive plan for 1998 through 2000, an additional match was made in 2001 on a participant's 2000 pre-tax contribution, not to exceed 6% of base pay, multiplied by 50%. LNL's expense for the 401(k) plan amounted to $12.6 million, $13.5 million and $21.0 million in 2002, 2001 and 2000, respectively.

Deferred Compensation Plans
LNC sponsors contributory deferred compensation plans for certain U.S. employees and agents including those of LNL who meet the established plan criteria. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. At this point, these plans are not funded. Plan participants may select from a variety of alternative measures for purposes of calculating the investment return considered attributable to their deferral. Under the terms of these plans, LNL agrees to pay out amounts based upon the alternative measure selected by the participant. Plan participants who are also participants in an LNC 401(k) plan and who have reached the contribution limit for that plan may also elect to defer the additional amounts into the deferred compensation plan. LNL makes matching contributions to these plans for its participants based upon amounts placed into the deferred compensation plans by individuals who have reached the contribution limit under the 401(k) plan. The amount of LNL's contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense (income) for these plans amounted to $(3.6) million, $(2.9) million and $3.0 million in 2002, 2001 and 2000, respectively. These expenses reflect both LNL's employer matching contributions, as well as changes in the measurement of LNL's liabilities under these plans.

In the fourth quarter of 1999, LNC modified the terms of the deferred compensation plans to provide that plan participants who selected LNC stock as the measure for their investment return would receive shares of LNC stock in satisfaction of this portion of their deferral. In addition, participants were precluded from diversifying any portion of their deferred compensation plan account that is measured by LNC's stock performance. As a result of these modifications to the plans, ongoing changes in value of LNC's stock no longer affect the expenses associated with this portion of the deferred compensation plans.

The Lincoln National Life Insurance Company

In connection with the acquisition of the block of individual life insurance and annuity business from CIGNA, LNL assumed the liability for an unfunded contributory deferred compensation plan covering certain former CIGNA employees and agents. These participants became immediately eligible for the LNC contributory deferred compensation plans, and therefore this plan was frozen as to future deferrals as of January 1, 1998. Effective January 1, 2001, this frozen plan was merged into the LNC contributory deferred compensation plans and the associated expenses for 2002, 2001 and 2000 are included in those plan expenses disclosed above.

LNL's total liabilities associated with these plans were $103.7 million and $101.4 million at December 31, 2002 and 2001, respectively.

Incentive Plans
LNC has various incentive plans for employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options awarded under the stock option incentive plans to LNL employees and agents are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire 10 years from the date of grant. Such options are transferable only upon death. Options become exercisable in 25% increments over the four-year period following the option grant anniversary date. A "reload option" feature was added on May 14, 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%.

In 2000, as a result of changes in the interpretation of the existing accounting rules for stock options, LNC decided not to continue issuing stock options to agents that do not meet the stringent definition of a common law employee. In the first quarter of 2000, LNC adopted a stock appreciation right ("SAR") program as a replacement to the agent stock option program for agents. The first awards under this program were also made in the first quarter of 2000. The SARs under this program are rights on LNC stock that are cash settled and become exercisable in 25% increments over the four year period following the SAR grant date. SARs are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire five years from the date of grant. Such SARs are transferable only upon death.

LNL recognizes compensation expense for its agents in the SAR program based on the fair value method using an option-pricing model. Compensation expense and the related liability are recognized on a straight-line basis over the vesting period of the SARs. The SAR liability is marked-to-market through net income. This accounting treatment causes volatility in net income as a result of changes in the market value of LNC stock. LNL hedges this volatility by purchasing call options on LNC stock. Call options hedging vested SARs are also marked-to-market through net income. Total compensation expense (income) recognized by LNL for the SAR program for 2002, 2001 and 2000 was $(0.7) million, $4.8 million and $3.1 million, respectively. The mark-to-market gain
(loss) recognized through net income on call options on LNC stock for 2002, 2001 and 2000 was $(6.7) million, $0.8 million and $1.3 million, respectively. The SAR liability at December 31, 2002 and 2001 was $3.7 million and $6.5 million, respectively.

Through 2002, LNL recognized compensation expense for LNC stock option grants to LNL employees and agents using the intrinsic value method of accounting and provided the required pro forma information for stock options granted after December 31, 1994. Accordingly, no compensation expense has been recognized for stock option incentive plans through 2002. Had compensation expense for LNC stock option grants to LNL employees been determined based on the estimated fair value at the grant dates for awards under those plans, LNL's pro forma net income for the last three years (2002, 2001 and 2000) would have been $39.8 million, $479.9 million and $639.4 million, respectively (a decrease of $9.2 million, $16.2 million and $9.5 million, respectively).

The above effects on pro forma net income of expensing the estimated fair value of stock options are not necessarily representative of the effects on reported net income for future years due to factors such as the vesting period of the stock options and the potential for issuance of additional stock options in future years.

The fair value of options used as a basis for the pro forma disclosures, shown above, was estimated as of the date of grant using a Black-Scholes option-pricing model. Included in the above pro forma decrease in net income for 2001 was $5.9 million after-tax of stock option expense related to the former Reinsurance segment.

On August 8, 2002, LNC announced plans to expense the fair value of employee stock options beginning in 2003 under FAS 123. FAS 148, issued on December 31, 2002, provides for alternative methods of transition for entities that change to the fair value method of accounting for stock-based compensation. LNC will adopt the fair value method of accounting under FAS 123, as amended by FAS 148, as of January 1, 2003; therefore, LNL will present restated financial statements for the years 2002 and 2001 in its 2003 audited financial statements.

Effective January 1, 2003, LNC's stock option employee compensation plan and long-term cash incentive compensation plan were revised and combined to provide for performance vesting, and to provide for awards that may be paid out in a combination of stock options, performance shares of LNC stock and cash. The performance measures for the initial grant under the new plan will be calculated over a three-year period from grant date and will compare LNC's performance relative

The Lincoln National Life Insurance Company to a selected group of peer companies. Comparative performance measures will include relative growth in earnings per share, return on equity and total share performance. Certain participants in the new plans will select from seven different combinations of stock options, performance shares and cash in determining the form of their award. Other participants will have their award paid in performance shares. This plan will replace the current LNC stock option plan.

Information with respect to LNC stock options outstanding for LNL employees and agents at December 31, 2002 is as follows:

                   Options Outstanding                          Options Exercisable
--------------------------------------------------------- -------------------------------
             Number     Weighted-Average                      Number
Range of Outstanding at    Remaining                      Exercisable at    Weighted-
Exercise  December 31,  Contractual Life Weighted-Average  December 31,  Average Exercise
 Prices       2002          (Years)       Exercise Price       2002           Price
-------- -------------- ---------------- ---------------- -------------- ----------------
$10-$20       94,042          0.87            $19.80           94,042         $19.80
 21- 30    1,515,448          6.12             25.43        1,038,904          25.76
 31- 40      285,735          6.95             35.23          163,785          35.89
 41- 50    2,512,254          6.49             43.66        1,721,058          43.67
 51- 60    2,231,192          7.58             51.38        1,017,538          50.84
-------    ---------                                        ---------
$10-$60    6,638,671                                        4,035,327
=======    =========                                        =========

The option price assumptions used for grants to LNL employees and agents were as follows:

                                                    Year Ended December 31
                                                    2002    2001    2000
                                                    ------  ------  -----
     Dividend yield................................    2.5%    2.8%   4.6%
     Expected volatility...........................   39.6%   40.0%  39.2%
     Risk-free interest rate.......................    4.5%    4.6%   6.5%
     Expected life (in years)......................    4.2     4.2    4.9
     Weighted-average fair value per option granted $16.00  $13.38  $7.84

Information with respect to the incentive plans involving stock options granted to LNL employees and agents is as follows:

                                        Options Outstanding       Options Exercisable
                                     -------------------------- ------------------------
                                                   Weighted-                Weighted-
                                                    Average                  Average
                                       Shares    Exercise Price  Shares   Exercise Price
                                     ----------  -------------- --------- --------------
Balance at January 1, 2000..........  5,994,960      $39.88     2,143,460     $30.25
Granted-original....................  1,970,665       26.04
Granted-reloads.....................     40,278       45.99
Exercised (includes shares tendered)   (372,902)      21.98
Forfeited...........................   (464,048)      45.18
                                     ----------      ------     ---------     ------
Balance at December 31, 2000........  7,168,953      $36.69     2,813,438      13.92
                                     ==========      ======     =========     ======
Granted-original....................  1,418,190       43.52
Granted-reloads.....................     60,111       48.64
Exercised (includes shares tendered) (1,162,373)      28.45
Forfeited...........................   (251,604)      44.01
                                     ----------      ------     ---------     ------
Balance at December 31, 2001........  7,233,277       39.20     4,213,907      39.05
                                     ==========      ======     =========     ======
Granted-original....................  1,035,180       51.59
Granted-reloads.....................     12,103       48.41
Exercised (includes shares tendered) (1,316,702)      36.31
Forfeited...........................   (331,487)      46.09
Intercompany transfer...............      6,300       41.39
                                     ----------      ------     ---------     ------
Balance at December 31, 2002........  6,638,671      $41.39     4,035,327     $40.00
                                     ==========      ======     =========     ======

The Lincoln National Life Insurance Company

Information with respect to the LNC incentive plan SARs outstanding for LNL agents at December 31, 2002 is as follows:

                SARs Outstanding                                 SARs Exercisable
-        ------------------------------- ---------------- -------------------------------
-----------------------------------------------------------------------------------------
             Number     Weighted-Average                      Number
Range of Outstanding at    Remaining                      Exercisable at
Exercise  December 31,  Contractual Life Weighted-Average  December 31,  Weighted-Average
 Prices       2002          (Years)       Exercise Price       2002       Exercise Price
-----------------------------------------------------------------------------------------
$21-$30      487,710          2.19            $24.72         183,364          $24.72
 31- 40        3,875          2.45             36.98           1,788           36.90
 41- 50      518,588          3.20             43.57         115,956           43.59
 51- 60      372,075          4.20             52.10              --              --
-------    ---------                                         -------
$10-$60    1,382,248                                         301,108
=======    =========                                         =======

The option price assumptions used for grants to LNL agents under the LNC SAR plan for 2002, 2001 and 2000 were as follows:

                                                   2002    2001    2000
                                                  ------  ------  ------
      Dividend yield.............................    2.7%    2.7%    3.8%
      Expected volatility........................   29.5%   42.0%   46.0%
      Risk-free interest rate....................    5.0%    5.5%    7.3%
      Expected life (in years)...................    5.0     5.0     5.0
      Weighted-average fair value per SAR granted $10.86  $18.84  $14.62

Information with respect to the LNC incentive plan involving SARs granted to LNL agents is as follows:

                                          SARs Outstanding           SARs Exercisable
                                     --------------------------- ------------------------
                                                Weighted-Average         Weighted-Average
                                       Shares    Exercise Price  Shares   Exercise Price
                                     ---------  ---------------- ------- ----------------
Balance at January 1, 2000..........        --       $   --           --      $   --
Granted-original....................   866,168        24.94
Exercised (includes shares tendered)   (72,823)       24.72
Forfeited...........................   (42,293)       25.19
                                     ---------       ------      -------      ------
Balance at December 31, 2000........   751,052        24.94       82,421       24.72
                                     =========       ======      =======      ======
Granted-original....................   544,205        43.51
Exercised (includes shares tendered)  (142,785)       24.74
Forfeited...........................   (27,381)       28.92
                                     ---------       ------      -------      ------
Balance at December 31, 2001........ 1,125,091        33.85      102,710       25.02
                                     =========       ======      =======      ======
Granted-original....................   383,675        51.95
Exercised (includes shares tendered)   (90,818)       28.57
Forfeited...........................   (35,700)       34.95
                                     ---------       ------      -------      ------
Balance at December 31, 2002........ 1,382,248       $39.20      301,108      $32.06
                                     =========       ======      =======      ======

Restricted LNC stock (non-vested stock) awarded to LNL employees and agents from 2000 through 2002 was as follows:

                                                     Year Ended December 31
                                                       2002   2001    2000
                                                     ------- ------- -------
   Restricted stock (number of shares)..............  46,500  32,639  80,929
   Weighted-average price per share at time of grant $ 33.55 $ 45.59 $ 39.64

--------------------------------------------------------------------------------
7. Restrictions, Commitments and Contingencies


Statutory Information and Restrictions
Net income (loss) as determined in accordance with statutory accounting practices for The Lincoln National Life Insurance Company (the "Company") and its insurance subsidiaries excluding the insurance subsidiaries sold to Swiss Re in 2001 was $(0.252) billion, $0.197 billion and $0.621 billion for 2002, 2001 and 2000, respectively. On December 7, 2001, Swiss Re acquired LNC's reinsurance operations. The trans-

action structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNC's reinsurance operation. See Note 11 for further discussion of Swiss Re's acquisition of LNC's reinsurance operations.

Shareholder's equity as determined in accordance with statutory accounting practices for the Company and its insurance

The Lincoln National Life Insurance Company subsidiaries was $2.6 billion and $3.5 billion for December 31, 2002 and 2001, respectively.

The National Association of Insurance Commissioners revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual became effective January 1, 2001. The domiciliary states of the Company and its insurance subsidiaries have adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and has resulted in changes to the accounting practices that the Company and its insurance subsidiaries use to prepare their statutory-basis financial statements. The impact of these changes to the Company and its insurance subsidiaries' statutory-based capital and surplus as of January 1, 2001 was not significant.

The Company acquired a block of individual life insurance and annuity business from CIGNA Corporation in January 1998 and a block of individual life insurance from Aetna Inc. in October 1998. These acquisitions were structured as indemnity reinsurance transactions. The statutory accounting regulations do not allow goodwill to be recognized on indemnity reinsurance transactions and therefore, the related statutory ceding commission flows through the statement of operations as an expense resulting in a reduction of statutory earned surplus. As a result of these acquisitions, the Company's statutory earned surplus was negative.

The Company and its insurance subsidiaries are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNC. Generally, these restrictions pose no short-term liquidity concerns for LNC. As a result of negative statutory earned surplus, the Company was required to obtain the prior approval of the Indiana Insurance Commissioner ("Commissioner") before paying any dividends to LNC until its statutory earned surplus became positive. During the first quarter of 2002, the Company received approval from the Commissioner to reclassify total dividends of $495 million paid to LNC in 2001 from the Company's earned surplus to paid-in-capital. This change plus the increase in statutory earned surplus from the disposition of LNC's reinsurance operations through an indemnity reinsurance transaction with Swiss Re resulted in positive statutory earned surplus for the Company at December 31, 2001.

In general, dividends are not subject to prior approval from the Commissioner provided the Company's statutory earned surplus is positive and such dividends do not exceed the standard limitation of the greater of 10% of total statutory earned surplus or the amount of statutory earnings in the prior calendar year. Dividends of $710 million were paid by the Company to LNC in the second quarter of 2002. These distributions were made in two installments. The first installment of $60 million was paid in April. The second installment of $650 million was paid in June. As both installments exceeded the standard limitation noted above, a special request was made for each payment and each was approved by the Commissioner. Both distributions represented a portion of the proceeds received from the indemnity reinsurance transaction with Swiss Re. As a result of the payment of dividends plus the statutory loss in 2002, the Company's statutory earned surplus is negative as of December 31, 2002. Due to the negative statutory earned surplus as of December 31, 2002, any dividend(s) paid by the Company in 2003 will be subject to prior approval from the Commissioner. As occurred in 2001, dividends approved and paid while statutory earned surplus is negative will be classified as a reduction to paid-in-capital.

The Company is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the state of Indiana, the Company is also subject to the regulatory requirements that the State of New York imposes upon accredited reinsurers.

Reinsurance Contingencies

See Note 11, "Acquisition and Divestitures," for discussion of contingencies surrounding Swiss Re's acquisition of LNC's reinsurance operations on December 7, 2001.

Marketing and Compliance Issues

Regulators continue to focus on market conduct and compliance issues. Under certain circumstances, companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. LNL's management continues to monitor the company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future developments will not materially affect the consolidated financial position of LNL.

Leases

LNL leases its Fort Wayne, Indiana home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide LNL with the right of the first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. LNL also has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods.

Total rental expense on operating leases in 2002, 2001 and 2000 was $55.5 million, $63.2 million and $61.7 million, respectively. Future minimum rental commitments are as follows (in millions):

                                2003...... $50.7
                                2004......  49.8
                                2005......  49.2
                                2006......  46.2
                                2007......  44.7
                                Thereafter  48.6

The Lincoln National Life Insurance Company

Information Technology Commitment

In February 1998, LNL signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. Annual costs are dependent on usage but are expected to range from $60.0 million to $70.0 million.

Insurance Ceded and Assumed

LNL's insurance companies cede insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. LNL seeks reinsurance coverage within the businesses that sell life insurance to limit its liabilities. As of December 31, 2002, LNL's retention policy is to retain no more than $10.0 million on a single insured life. For 2003, the retention policy was changed to limit retention on new sales to $5 million. Portions of LNL's deferred annuity business have also been co-insured with other companies to limit LNC's exposure to interest rate risks. At December 31, 2002, the reserves associated with these reinsurance arrangements totaled $2,009.0 million. To cover products other than life insurance, LNL acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and deferred acquisition costs, net of insurance ceded (see Note 5). LNL's insurance companies remain liable if their reinsurers are unable to meet contractual obligations under applicable reinsurance agreements.

Vulnerability from Concentrations

At December 31, 2002, LNL did not have a material concentration of financial instruments in a single investee or industry. LNL's investments in mortgage loans principally involve commercial real estate. At December 31, 2002, 28% of such mortgages, or $1.2 billion, involved properties located in California and Texas. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $38.2 million. Also at December 31, 2002, LNL did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business or; 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to LNL's financial position. Although LNL does not have any significant concentration of customers, LNL's Retirement segment has a long-standing distribution relationship with American Funds Distributors ("AFD") that is significant to this segment. In 2002, the American Legacy Variable Annuity product line sold through AFD accounted for about 15% of LNL's total gross annuity deposits. In addition, the American Legacy Variable Annuity product line represents approximately 31% of LNL's total gross annuity account values at December 31, 2002. Recently, LNL and AFD have agreed to transition the wholesaling of American Legacy to LFD. Currently, AFD uses wholesalers who focus on both American Funds mutual funds as well as the American Legacy Variable Annuity products. Segment management believes that this change to a dedicated team focused on key broker/dealer relationships developed in conjunction with AFD, should lead to renewed growth in American Legacy Variable Annuity sales.

Other Contingency Matters

LNL is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the consolidated financial position of LNL.

In 2001, LNL concluded the settlement of all class action lawsuits alleging fraud in the sale of LNL non-variable universal life and participating whole life policies issued between January 1, 1981 and December 31, 1998. Since 2001, LNL has reached settlements with a substantial number of the owners of policies that opted out of the class action settlement. LNL continues to defend a small number of opt out claims and lawsuits. While there is continuing uncertainty about the ultimate costs of settling the remaining opt out cases, it is management's opinion that established reserves are adequate and future developments will not materially affect the consolidated financial position of LNL.

LNL has pursued claims with their liability insurance carriers for reimbursement of certain costs incurred in connection with the class action settlement and the settlement of claims and litigation brought by owners that opted out of the class action settlement. During the fourth quarter of 2002, LNL settled their claims against three liability carriers on a favorable basis. LNL continues to pursue similar claims against a fourth liability insurance carrier.

For discussion of the resolution of legal proceedings related to LNC's sale of its former reinsurance business to Swiss Re, refer to the discussion within
Note 11, "Acquisitions and Divestitures."

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. LNL has accrued for expected assessments net of estimated future premium tax deductions.

Guarantees

LNL has guarantees with off-balance-sheet risks whose contractual amounts represent credit exposure. Guarantees with off-balance sheet risks having contractual values of $9.0 million and $10.3 million were outstanding at December 31, 2002 and 2001, respectively.

Certain subsidiaries of LNL have sold commercial mortgage loans through grantor trusts, which issued pass-through

The Lincoln National Life Insurance Company certificates. These subsidiaries have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default on the mortgage loans, LNL has recourse to the underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to LNL. These guarantees expire in 2004 through 2009.

Derivative Instruments

LNL maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency risk, equity risk, and credit risk. LNL assesses these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure, and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of LNL's interest rate risk management strategy include interest rate swaps, interest rate caps and swaptions. Derivative instruments that are used as part of LNL's foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock are used as part of LNL's equity market risk management strategy. Call options on the S&P 500 index were used for reinsurance programs and as a result of the acquisition by Swiss Re of LNC's reinsurance operations in December 2001, this equity market risk management strategy was terminated. LNL also uses credit default swaps as part of its credit risk management strategy.

By using derivative instruments, LNL is exposed to credit and market risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain in the derivative. When the fair value of a derivative contract is positive, this generally indicates that the counterparty owes LNL and, therefore, creates a payment risk for LNL. When the fair value of a derivative contract is negative, LNL owes the counterparty and therefore LNL has no payment risk. LNL minimizes the credit (or payment) risk in derivative instruments by entering into transactions with high quality counterparties that are reviewed periodically by LNL. LNL also maintains a policy of requiring that all derivative contracts be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement.

LNL is required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under the majority of ISDA agreements and as a matter of policy, LNL has agreed to maintain financial strength or claims-paying ratings above S&P BBB and Moody's Baa2. A downgrade below these levels would result in termination of the derivatives contract at which time any amounts payable by LNL would be dependent on the market value of the underlying derivative contract. In certain transactions, LNL and the counterparty have entered into a collateral support agreement requiring LNL to post collateral upon significant downgrade. LNC is required to maintain long-term senior debt ratings above S&P BBB and Moody's Baa2. LNL also requires for its own protection minimum rating standards for counterparty credit protection. LNL is required to maintain financial strength or claims-paying ratings of S&P A- and Moody's A3 under certain ISDA agreements, which collectively do not represent material notional exposure. LNL does not believe the inclusion of termination or collateralization events pose any material threat to its liquidity position.

Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. LNL manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken.

LNL's derivative instruments are monitored by LNC's risk management committee as part of that committee's oversight of LNL's derivative activities. LNC's derivative instruments committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are then incorporated into LNL's overall risk management strategies.

The Lincoln National Life Insurance Company

LNL has derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                                           Assets (Liabilities)
                                                                      ------------------------------
                                                       Notional or    Carrying Fair   Carrying Fair
                                                     Contract Amounts  Value   Value   Value   Value
                                                     ---------------  -------- -----  -------- -----
                                                       December 31      December 31    December 31
                                                      2002     2001     2002   2002     2001   2001
                                                     -------  ------- -------- -----  -------- -----
                                                                     (in millions)

                                                     ----------------------------------------------
Interest rate derivative instruments:
  Interest rate cap agreements...................... 1,276.8  1,258.8  $ 4.7   $ 4.7   $ 0.6   $ 0.6
  Swaptions.........................................   180.0  1,752.0    0.0     0.0     0.1     0.1
  Interest rate swap agreements.....................   429.1    335.1   51.9    51.9    21.0    21.0
                                                     -------  -------  -----   -----   -----   -----
    Total interest rate derivative instruments...... 1,885.9  3,345.9   56.6    56.6    21.7    21.7
Foreign currency derivative instruments:
  Foreign currency swaps............................    61.5     94.6   (2.4)   (2.4)    5.9     5.9
                                                     -------  -------  -----   -----   -----   -----
    Total foreign currency derivative instruments...    61.5     94.6   (2.4)   (2.4)    5.9     5.9
Credit derivative instruments:
  Credit default swaps..............................    26.0     29.0    0.9     0.9     0.9     0.9
Equity indexed derivative instruments:
  Call options (based on LNC Stock).................     1.3      1.1    7.4     7.4    20.5    20.5
                                                     -------  -------  -----   -----   -----   -----
    Total equity indexed derivative instruments.....     1.3      1.1    7.4     7.4    20.5    20.5
Embedded derivatives per FAS 133....................      --       --    2.3     2.3     0.3     0.3
                                                     -------  -------  -----   -----   -----   -----
    Total derivative instruments.................... 1,974.7  3,470.6  $64.8   $64.8   $49.3   $49.3
                                                     =======  =======  =====   =====   =====   =====

A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts is as follows:

                               Interest Rate                     Interest Rate
                              Cap Agreements       Swaptions     Swap Agreements
                             ----------------  ----------------- -------------
                                December 31       December 31     December 31
                               2002     2001     2002     2001    2002    2001
                             -------  -------  --------  ------- -----   ------
                                               (in millions)
                             -------------------------------------------------
Balance at beginning-of-year 1,258.8  1,558.8   1,752.0  1,752.0 335.1    708.2
New contracts...............   800.0       --        --       -- 146.6       --
Terminations and maturities.  (782.0)  (300.0) (1,572.0)      -- (52.6)  (373.1)
                             -------  -------  --------  ------- -----   ------
Balance at end-of-year...... 1,276.8  1,258.8     180.0  1,752.0 429.1    335.1
                             =======  =======  ========  ======= =====   ======

                                                Foreign Currency
                                                Swap Agreements
                                                ---------------
                                                 December 31
                                                 2002    2001
                                                 -----   ------
                                                (in millions)
                                                ---------------
                   Balance at beginning-of-year  94.6     37.5
                   New contracts...............    --     80.9
                   Terminations and maturities. (33.1)   (23.8)
                   Foreign exchange adjustment.    --       --
                                                 -----   -----
                   Balance at end-of-year......  61.5     94.6
                                                 =====   =====

The Lincoln National Life Insurance Company

                                                    Call Options Call Options
                                     Credit Default  (Based on    (Based on
                                       Swaps            S&P)     LNC Stock)
                                     -------------- ------------ -----------
                                     December 31    December 31  December 31
                                     2002    2001   2002  2001   2002   2001
                                     ----    ------ ---- ------  ----   ----
                                                (in millions)
                                     --------------------------------------
        Balance at beginning-of-year 29.0    29.0    --   183.3   1.1    0.6
        New contracts...............   --      --    --   141.9   0.3    0.6
        Terminations and maturities. (3.0)     --    --  (325.2) (0.1)  (0.1)
                                      ----    ----   --  ------  ----   ----
        Balance at end-of-year...... 26.0    29.0    --      --   1.3    1.1
                                      ====    ====   ==  ======  ====   ====

                                                Total Return Swaps
                                                December 31
                                                ------------------
                                                2002     2001
                                                ------- ---------
                                                (in millions)
                                                ------------------
                   Balance at beginning-of-year  --         --
                   New contracts...............  --      190.0
                   Terminations and maturities.  --     (190.0)
                                                 --      ------
                   Balance at end-of-year......  --         --
                                                 ==      ======

Accounting for Derivative Instruments and Hedging Activities

As of December 31, 2002 and 2001, LNL had derivative instruments that were designated and qualified as cash flow hedges and derivative instruments that were not designated as hedging instruments. LNL did not have derivative instruments that were designated as fair value hedges or hedges of a net investment in a foreign operation. See Note 1 to the consolidated financial statements for detailed discussion of the accounting treatment for derivative instruments. For the year ended December 31, 2002 and 2001, LNL recognized a net gain of $2.5 million after-tax and a net loss of $6.0 million after-tax, respectively, in net income as a component of realized gains and losses on investments and derivative instruments. These gains (losses) relate to the ineffective portion of cash flow hedges, the change in market value for derivative instruments not designated as hedging instruments, and the gain
(loss) on swap terminations. For the year ended December 31, 2002 and 2001, LNL recognized a gain of $8.8 million after-tax and $4.9 million after-tax, respectively, in OCI related to the change in market value on derivative instruments that are designated and qualify as cash flow hedges. In addition, for the year ended December 31, 2001, $0.5 million after-tax was reclassified from unrealized gain (loss) on securities available-for-sale to unrealized gain
(loss) on derivative instruments, both in OCI. This reclassification relates to derivative instruments that were marked to market through unrealized gain
(loss) on securities available-for-sale prior to the adoption of FAS 133.

Derivative Instruments Designated in Cash Flow Hedges

Interest Rate Swap Agreements
LNL uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. LNL is required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income. Gains (losses) on interest rate swaps hedging interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued.

LNL also uses interest rate swap agreements to hedge its exposure to interest rate fluctuations related to the forecasted purchase of assets for certain investment portfolios. The gains (losses) resulting from the swap agreements are recorded in OCI. The gains (losses) are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased. As of December 31, 2002, there were no interest rate swaps hedging forecasted asset purchases.

Foreign Currency Swaps
LNL uses foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains (losses) on foreign currency swaps hedging

The Lincoln National Life Insurance Company foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued. The foreign currency swaps expire in 2003 through 2006.

Call Options on LNC Stock
LNL uses call options on LNC stock to hedge the expected increase in liabilities arising from stock appreciation rights ("SARs") granted to LNL agents on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC's stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and both are marked to market through net income. Call options hedging nonvested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of SARs. LNL's call option positions will be maintained until such time the SARs are either exercised or expire and LNL's SAR liabilities are extinguished. The SARs expire five years from the date of grant.

Total Return Swaps
LNL used total return swaps in 2001 to hedge its exposure to interest rate and spread risk resulting from the forecasted sale of assets in a securitization of certain LNL mortgage loans in 2001. A total return swap is an agreement that allows the holder to protect itself against loss of value by effectively transferring the economic risk of asset ownership to the counterparty. The holder pays (receives) the total return equal to interest plus capital gains or losses on a referenced asset and receives a floating rate of interest. As of December 31, 2002, LNL did not have any open total return swaps.

Gains and losses on derivative contracts are reclassified from accumulated OCI to current period earnings. As of December 31, 2002, $13.7 million of the deferred net gains on derivative instruments accumulated in OCI are expected to be reclassified as earnings during the next twelve months. The amount reclassed from accumulated OCI to earnings for derivative instruments was $16.1 million and $9.7 million for the year ended December 31, 2002 and 2001, respectively. This reclassification is primarily due to the receipt of interest payments associated with variable rate securities and forecasted purchases, the receipt of interest payments associated with foreign currency securities, and the periodic vesting of SARs.

All Other Derivative Instruments

LNL uses various other derivative instruments for risk management purposes that either do not qualify for hedge accounting treatment or have not currently been qualified by LNL for hedge accounting treatment. The gain or loss related to the change in market value for these derivative instruments is recognized in current income during the period of change (reported as realized gain (loss) on investments in the consolidated statement of income except where otherwise noted below).

Interest Rate Cap Agreements
The interest rate cap agreements, which expire in 2003 through 2007, entitle LNL to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of LNL's interest rate cap agreement program is to provide a level of protection for its annuity line of business from the effect of rising interest rates. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements are not linked to assets and liabilities on the balance sheet that meet the significantly increased level of specificity required under FAS 133. Therefore, the interest rate cap agreements do not qualify for hedge accounting under FAS 133.

Swaptions
Swaptions, which expire in 2003, entitle LNL to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of LNL's swaption program is to provide a level of protection for its annuity line of business from the effect of rising interest rates. The swaptions provide an economic hedge of the annuity line of business. However, the swaptions are not linked to specific assets and liabilities on the balance sheet that meet the significantly increased level of specificity required under FAS 133. Therefore, the swaptions do not qualify for hedge accounting under FAS 133.

Credit Default Swaps
LNL uses credit default swaps which expire in 2003 through 2006 to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows LNL to put the bond back to the counterparty at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration. LNL has not currently qualified credit default swaps for hedge accounting under FAS 133 as amounts are insignificant.

Call Options on S&P 500 Index
Prior to Swiss Re's acquisition of LNC's reinsurance operation in December 2001, LNL used S&P 500 index call options to offset the increase in its liabilities resulting from certain reinsurance agreements which guaranteed payment of the appreciation of the S&P 500 index on certain underlying annuity products. The call options provided LNL with settlement payments from the counterparties on specified expiration dates. The payment, if any, was the percentage increase in the index, over the strike price defined in the contract, applied to the notional amount. The S&P 500 call options provided an economic hedge of the reinsurance liabilities, but the hedging relationship was not eligible for hedge accounting treatment under FAS 133.

The Lincoln National Life Insurance Company

Call Options on LNC Stock
As discussed previously in the Cash Flow Hedges section, LNL uses call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted to LNL agents on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under FAS 133.

Derivative Instrument Embedded in Deferred Compensation Plan
LNC has certain deferred compensation plans that have embedded derivative instruments. LNL's liability related to these plans varies based on the investment options selected by its participants. The liability related to certain investment options selected by the participants is marked to market through net income. This derivative instrument is not eligible for hedge accounting treatment under FAS 133.

Call Options on Bifurcated Remarketable Put Bonds
LNL owns various debt securities that contain call options attached by an investment banker before the sale to the investor. These freestanding call options are exercisable by a party other than the issuer of the debt security to which they are attached and are accounted for separately from the debt security. LNL has not currently qualified call options bifurcated from remarketable put bonds for hedge accounting treatment as amounts are insignificant.

LNL has used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, any derivative type that was not outstanding from January 1, 2001 through December 31, 2002 is not discussed in this disclosure. Other derivative instruments LNL has used include spread-lock agreements, financial futures, put options, and commodity swaps. At December 31, 2002, there are no outstanding positions in these derivative instruments.

Additional Derivative Information
Income and (expenses) for the agreements and contracts described above amounted to $12.2 million, $3.5 million and $(7.3) million in 2002, 2001 and 2000, respectively. The increase in income for 2002 was primarily because of payments received on interest rate swaps. The increase in 2001 was primarily because under FAS 133 premiums for caps and swaptions are no longer amortized.

LNL is exposed to credit loss in the event of nonperformance by counterparties on various derivative contracts. However, LNL does not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in LNL's favor. At December 31, 2002, the exposure was $62.5 million.


--------------------------------------------------------------------------------
8. Fair Value of Financial Instruments


The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of LNL's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of LNL's financial instruments.

Fixed Maturity and Equity Securities
Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

Mortgage Loans on Real Estate
The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price or; 3) the fair value of the collateral if the loan is collateral dependent.

Policy Loans
The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

Derivative Instruments
LNL employs several different methods for determining the fair value of its derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on: 1) quoted market prices for financial futures contracts; 2) industry standard models that are commercially available for interest rate cap agreements, swaptions, spread-lock agreements, interest rate swaps, commodity swaps, credit default swaps and total return swaps; 3) Monte Carlo techniques for the equity call options on LNC stock. These techniques project cash flows of the derivatives using current and implied future market conditions. The cash flows are then present valued to arrive at the derivatives' current fair market values; and 4) Black-Scholes pricing methodology for standard European equity call options.

Other Investments, and Cash and Invested Cash
The carrying value for assets classified as other investments, and cash and invested cash in the accompanying balance

The Lincoln National Life Insurance Company sheets approximates their fair value. Other investments include limited partnership investments which are accounted for using the equity method of accounting.

Investment Type Insurance Contracts
The balance sheet captions, "Insurance Policy and Claims Reserves" and "Contractholder Funds," include investment type insurance contracts (i.e. deposit contracts and certain guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet captions "Insurance Policy and Claims Reserves" and "Contractholder Funds" that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by LNL. It is LNL's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about LNL's shareholders' equity determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. LNL and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

Short-term Debt and Surplus Notes Due LNC
Fair values for the surplus notes due LNC are based on quoted market prices of similar issues or are estimated using discounted cash flow analysis based on LNL's current incremental borrowing rate for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, the carrying value approximates fair value.

Guarantees
LNL's guarantees include guarantees related to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to the mortgage loan pass-through certificates is insignificant.

Investment Commitments
Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

Separate Accounts
Assets held in separate accounts are reported in the accompanying consolidated balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

The carrying values and estimated fair values of LNL's financial instruments are as follows:

                                                               Carrying Value Fair Value  Carrying Value Fair Value
                                                               ----------------------------------------------------
                                                                                    December 31
                                                               ----------------------------------------------------
                                                                    2002         2002          2001         2001
                                                               ----------------------------------------------------
                                                                                   (in millions)
                                                               ----------------------------------------------------
Assets (liabilities):
  Fixed maturities securities.................................   $ 31,310.9   $ 31,310.9    $ 26,944.9   $ 26,944.9
  Equity securities...........................................        207.7        207.7         258.7        258.7
  Mortgage loans on real estate...............................      4,199.7      4,672.5       4,527.3      4,682.6
  Policy loans................................................      1,937.7      2,109.4       1,931.1      2,089.5
  Derivative Instruments......................................         64.8         64.8          49.3         49.3
  Other investments...........................................        377.7        377.7         507.0        507.0
  Cash and invested cash......................................      1,246.5      1,246.5       2,818.4      2,818.4
Investment type insurance contracts:
  Deposit contracts and certain guaranteed interest contracts.    (20,175.0)   (20,408.3)    (18,220.7)   (18,261.5)
  Remaining guaranteed interest and similar contracts.........       (112.6)      (120.3)       (123.5)      (129.8)
  Short-term debt.............................................       (103.7)      (103.7)       (261.8)      (261.8)
  Surplus notes payable to LNC................................     (1,250.0)    (1,125.4)     (1,250.0)      (962.0)
  Guarantees..................................................         (0.4)          --          (0.3)          --
  Investment commitments......................................           --          0.9            --         (5.3)

The Lincoln National Life Insurance Company

As of December 31, 2002 and 2001, the carrying value of the deposit contracts and certain guaranteed contracts is net of deferred acquisition costs of $486.0 million and $338.9 million, respectively, excluding adjustments for deferred acquisition costs applicable to changes in fair value of securities. The carrying values of these contracts are stated net of deferred acquisition costs so that they are comparable with the fair value basis.

--------------------------------------------------------------------------------
9. Segment Information

LNL has two business segments: Lincoln Retirement (formerly known as the Annuities segment) and Life Insurance. Prior to the fourth quarter of 2001, LNL had a Reinsurance segment. LNL's reinsurance business was acquired by Swiss Re in December 2001. As the majority of the business acquired by Swiss Re was via indemnity reinsurance agreements, LNL is not relieved of its legal liability to the ceding companies for this business. This means that the liabilities and obligations associated with the reinsured contracts remain on the balance sheets of LNL with a corresponding reinsurance receivable from Swiss Re. In addition, the gain resulting from the indemnity reinsurance portion of the transaction was deferred and is being amortized into earnings at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. The ongoing management of the indemnity reinsurance contracts and the reporting of the deferred gain is within LNL's Other Operations. Given the lengthy period of time over which LNL will continue to amortize the deferred gain, and the fact that related assets and liabilities will continue to be reported on LNL's financial statements, the historical results for the Reinsurance segment prior to the close of the transaction with Swiss Re are not reflected in discontinued operations, but as a separate line in Other Operations. The results for 2001 related to the former Reinsurance segment are for the eleven months ended November 30, 2001.

The Lincoln Retirement segment, headquartered in Fort Wayne, Indiana, provides tax-deferred investment growth and lifetime income opportunities for its clients through the manufacture and sale of fixed and variable annuities. Through a broad-based distribution network, Lincoln Retirement provides an array of annuity products to individuals and employer-sponsored groups in all 50 states of the United States. Lincoln Retirement distributes some of its products through LNL's wholesaling unit, LFD, as well as LNL's retail unit, LFA. In addition, group fixed and variable annuity products and the Alliance program are distributed to the employer-sponsored retirement market through Lincoln Retirement's Fringe Benefit Division dedicated sales force.

The Life Insurance segment, headquartered in Hartford, Connecticut, focuses on the creation and protection of wealth for its clients through the manufacture and sale of life insurance products throughout the United States. The Life Insurance segment offers universal life, variable universal life, interest-sensitive whole life, term life and corporate owned life insurance. The segment also offers linked-benefit life insurance (a universal life product with a long-term care benefit). A majority of the Life Insurance segment's products are currently distributed through LFD and LFA. In the third quarter 2002, the Life Insurance segment entered into a marketing agreement to distribute life insurance products through the M Financial Group, a well-respected and successful nationwide organization of independent firms serving the needs of affluent individuals and corporations.

LNL reports operations not directly related to the business segments and unallocated corporate items (i.e., unallocated overhead expenses including interest on short-term and long-term borrowings and the operations of the Fort Wayne, Indiana based 401(k) business; LFA and LFD in "Other Operations". As noted above, the financial results of the former Reinsurance segment were moved to Other Operations upon the close of the transaction with Swiss Re in December 2001.

The Lincoln National Life Insurance Company

Financial data by segment for 2000 through 2002 is as follows:

                                                                                            Year Ended December 31
                                                                                           2002      2001      2000
                                                                                         --------  --------  --------
                                                                                                 (in millions)
                                                                                         ----------------------------
Revenue, Excluding Net Investment Income and Net Realized Gain (Loss) on Investments and
 Derivative Instruments and Sale of Subsidiaries:
  Lincoln Retirement.................................................................... $  552.4  $  663.1  $  745.4
  Life Insurance........................................................................    982.6     987.3     964.9
  Other Operations......................................................................    558.3   1,835.5   1,738.7
  Consolidating adjustments.............................................................   (228.4)   (228.1)   (223.5)
                                                                                         --------  --------  --------
Total................................................................................... $1,864.9  $3,257.8  $3,225.5
                                                                                         ========  ========  ========
Net Investment Income:
  Lincoln Retirement.................................................................... $1,424.2  $1,370.0  $1,393.5
  Life Insurance........................................................................    899.1     910.2     871.5
  Other Operations......................................................................    186.2     274.0     321.8
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $2,509.5  $2,554.2  $2,586.8
                                                                                         ========  ========  ========
Realized Gain (Loss) on Investments and Derivative Instruments and Sale of Subsidiaries:
  Lincoln Retirement.................................................................... $ (195.3) $  (64.8) $   (5.2)
  Life Insurance........................................................................    (96.7)    (56.9)    (17.4)
  Other Operations......................................................................     18.5       5.1      (1.7)
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $ (273.5) $ (116.6) $  (24.3)
                                                                                         ========  ========  ========
Income (Loss) before Federal Income Taxes and Cumulative Effect of Accounting Changes:
  Lincoln Retirement.................................................................... $   (3.7) $  312.8  $  438.0
  Life Insurance........................................................................    298.7     369.8     392.7
  Other Operations......................................................................   (337.5)    (14.7)     51.0
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $  (42.5) $  667.9  $  881.7
                                                                                         ========  ========  ========
Federal Income Tax Expense (Benefit):
  Lincoln Retirement.................................................................... $  (58.6) $   36.3  $   79.4
  Life Insurance........................................................................     89.7     131.2     143.4
  Other Operations......................................................................   (122.6)    (11.3)     10.0
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $  (91.5) $  156.2     232.8
                                                                                         ========  ========  ========
Cumulative Effect of Accounting Changes:
  Lincoln Retirement.................................................................... $     --  $   (7.3) $     --
  Life Insurance........................................................................       --      (5.5)       --
  Other Operations......................................................................       --      (2.8)       --
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $     --  $  (15.6) $     --
                                                                                         ========  ========  ========
Net Income (Loss):
  Lincoln Retirement.................................................................... $   54.9  $  269.2  $  358.6
  Life Insurance........................................................................    209.0     233.1     249.3
  Other Operations......................................................................   (214.9)     (6.2)     41.0
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total Net Income........................................................................ $   49.0  $  496.1  $  648.9
                                                                                         ========  ========  ========

                                                December 31
                                         2002       2001      2000
                                       --------- ---------  ---------
                                               (in millions)
                                       ------------------------------
          Assets:
            Lincoln Retirement........ $52,827.2 $56,888.2  $60,267.1
            Life Insurance............  19,591.6  18,409.7   17,939.1
            Other Operations..........  11,517.3  14,181.4   11,546.1
            Consolidating adjustments.     186.8      (1.3)     112.6
                                       --------- ---------  ---------
          Total Assets................ $84,122.9 $89,478.0  $89,864.9
                                       ========= =========  =========

The Lincoln National Life Insurance Company

During 2000, management initiated a plan to change the operational and management reporting structure of its wholesale distribution organization. Beginning with the quarter ended March 31, 2001, LFD, the wholesaling arm of LNL's distribution network, was reported within Other Operations. Previously, LNL's wholesaling efforts were conducted separately within the Lincoln Retirement and Life Insurance segments.

Also, in the fourth quarter of 2000, a decision was made to change the management reporting and operational responsibilities for First Penn's Schaumburg, Illinois annuities business. Beginning with the quarter ended March 31, 2001, the financial reporting for First Penn's annuities business was included in the Lincoln Retirement segment. This business was previously managed and reported in the Life Insurance segment.

LNL has an immaterial amount of foreign operations reported in its segments. Foreign intracompany revenues are not significant.

--------------------------------------------------------------------------------
10. Shareholder's Equity


All of the 10 million authorized, issued and outstanding shares of $2.50 par value common stock of LNL are owned by LNC.

Details underlying the balance sheet caption "Net Unrealized Gain on Securities Available-for-Sale," are as follows:

                                                      December 31
                                                    2002       2001
                                                 ---------  ---------
                                                     (in millions)
                                                 --------------------
         Fair value of securities available-for-
          sale.................................. $31,518.7  $27,203.6
         Cost of securities available-for-sale..  29,943.0   26,860.5
                                                 ---------  ---------
         Unrealized gain........................   1,575.7      343.1
         Adjustments to deferred acquisition
          costs.................................    (418.4)     (81.3)
         Amounts required to satisfy
          policyholder commitments..............     (58.7)        --
         Foreign currency exchange rate
          adjustment............................       9.8         --
         Deferred income credits (taxes)........    (405.3)     (89.8)
                                                 ---------  ---------
         Net unrealized gain on securities
          available-for-sale.................... $   703.1  $   172.0
                                                 =========  =========

Adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments are netted against the Deferred Acquisition Costs asset line and included within the Insurance Policy and Claim Reserve line on the balance sheet, respectively.

Details underlying the change in "Net Unrealized Gain (Loss) on Securities Available-for-Sale, Net of Reclassification Adjustment" shown on the Consolidated Statements of Shareholder's Equity are as follows:

                                               Year Ended December 31
                                                2002    2001   2000
                                               ---------------------
           Unrealized gains on securities
            available-for-sale arising during
            the year.......................... $774.4  $381.3 $289.8
           Less: reclassification adjustment
            for gains (losses) included in net
            income (1)........................  (72.1)   36.2  (65.4)
           Less: Federal income tax expense
            (benefit).........................  315.4   120.1  (92.3)
                                               ------  ------ ------
           Net Unrealized gain on securities
            available-for-sale, net of
            reclassification and Federal
            income tax expense (benefit)...... $531.1  $225.0 $447.5
                                               ======  ====== ======

--------
/(1)/The reclassification adjustment for gains (losses) does not include the impact of associated adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments.

The "Net Unrealized Gain (Loss) on Derivative Instruments" component of other comprehensive income shown on the Consolidated Statements of Shareholder's Equity for 2002 and 2001 is net of Federal income tax expense (benefit) of $(1.2) million and $12.6 million ($9.5 million of the tax expense for 2001 relates to the transition adjustment recorded in the first quarter of 2001 for the adoption of FAS 133), respectively, and adjustments to deferred amortization costs of $1.6 million and $23.8 million ($18.3 million of the adjustments for 2001 relate to the transition adjustment recorded for the adoption of FAS 133), respectively.

The Lincoln National Life Insurance Company
Notes to Consolidated Financial Statements (continued)

--------------------------------------------------------------------------------
11. Acquisitions and Divestitures


On August 30, 2002, LNL acquired The Administrative Management Group, Inc. ("AMG"), an employee benefits record keeping firm for $21.6 million in cash. Contingent payments up to an additional $14 million will be paid over a period of 4 years (2003-2006) if certain criteria are met. Any such contingent payments will be expensed as incurred. AMG, a strategic partner of LNL's Retirement segment for several years, provides record keeping services for the Lincoln Alliance Program along with approximately 400 other clients nationwide. As of December 31, 2002, the application of purchase accounting to this acquisition resulted in goodwill of $20.2 million.

On December 7, 2001, Swiss Re acquired LNC's reinsurance operation for $2.0 billion. In addition, LNC retained the capital supporting the reinsurance operation. After giving affect to the increased levels of capital needed within the Life Insurance and Lincoln Retirement segments that result from the change in the ongoing mix of business under LNC's internal capital allocation models, the disposition of LNC's reinsurance operation has freed-up approximately $100 million of retained capital.

The transaction structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNC's reinsurance operation. Two of the stock companies sold, LNH&C and LNRAC, were wholly-owned subsidiaries of the Company. At the time of closing, an immediate gain of $5.6 million after-tax was recognized on the sale of the stock companies. A gain of $698.0 million after-tax ($1.1 billion pre-tax) relating to the indemnity reinsurance agreements was reported at the time of closing by LNL. This gain was recorded as a deferred gain on LNL's consolidated balance sheet, in accordance with the requirements of FAS 113, and is being amortized in earnings at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years.

Effective with the closing of the transaction, the former Reinsurance segment's historical results were included in "Other Operations." During December 2001, LNL recognized in Other Operations $4.3 million ($6.8 million pre-tax) of deferred gain amortization. In addition, in December 2001, LNL recognized $7.9 million ($12.5 million pre-tax) of accelerated deferred gain amortization relating to the fact that certain Canadian indemnity reinsurance contracts were novated after the sale, but prior to December 31, 2001.

On October 29, 2002 LNC and Swiss Re settled disputed matters totaling about $770 million that had arisen in connection with the final closing balance sheets associated with Swiss Re's acquisition of LNC's reinsurance operations. The settlement provided for a payment by LNL of $195 million to Swiss Re, which was recorded by LNL as a reduction in deferred gain. As a result of additional information made available to LNC following the settlement with Swiss Re in the fourth quarter of 2002, LNL recorded a further reduction in the deferred gain of $30.8 million after-tax ($47.4 million pre-tax), as well as a $6.9 million after-tax ($10.6 million pre-tax) reduction in the gain on the sale of subsidiaries.

As part of the dispute settlement, LNL also paid $100 million to Swiss Re in satisfaction of LNC's $100 million indemnification obligation with respect to personal accident business. As a result of this payment, LNC has no further underwriting risk with respect to the reinsurance business sold. However, because LNL has not been relieved of its legal liabilities to the underlying ceding companies with respect to the portion of the business reinsured by Swiss Re, under FAS 113 the reserves for the underlying reinsurance contracts as well as a corresponding reinsurance recoverable from Swiss Re will continue to be carried on LNL's balance sheet during the run-off period of the underlying reinsurance business. This is particularly relevant in the case of the exited personal accident reinsurance line of business where the underlying reserves are based upon various estimates that are subject to considerable uncertainty.

As a result of developments and information obtained during 2002 relating to personal accident matters, LNL increased these exited business reserves by $184.1 million after-tax ($283.2 million pre-tax). After giving effect to LNC's $100 million indemnification obligation, LNL recorded a $119.1 million after-tax ($183.2 million pre-tax) increase in reinsurance recoverable from Swiss Re with a corresponding increase in the deferred gain.

The combined effects of the 2002 settlement of disputed matters and exited business reserve increases reduced the $698 million after-tax ($1.1 billion pre-tax) deferred gain reported at closing by $38.5 million after-tax ($59.2 million pre-tax). During 2002, LNL amortized $46.2 million after-tax ($71.1 million pre-tax) of the deferred gain. An additional $1.3 million after-tax ($2 million pre-tax) of deferred gain was recognized due to a novation of certain Canadian business during 2002.

Through December 31, 2002, of the original $1.84 billion in proceeds received by LNL, approximately $0.52 billion was paid for taxes and deal expenses and approximately $0.825 billion was paid to LNC as dividends. LNL also paid $195 million to Swiss Re to settle the closing balance sheet disputed matters and $100 million to satisfy LNC's personal accident business indemnification obligations. The remaining proceeds have been dedicated to the ongoing capital needs of the Company.

Because of ongoing uncertainty related to the personal accident business, the reserves related to this exited business line carried on LNL's balance sheet at December 31, 2002 may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under FAS 113 LNL would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, LNL would record a corresponding increase in reinsurance recoverable from Swiss Re. However, FAS 113 does not permit LNL to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, LNL would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re

The Lincoln National Life Insurance Company and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. No cash would be transferred between LNL and Swiss Re as a result of these developments.

Accordingly, even though LNL has no continuing underwriting risk, and no cash would be transferred between LNL and Swiss Re, in the event that future developments indicate LNL's December 31, 2002 personal accident reserves are deficient or redundant, FAS 113 requires LNL to adjust earnings in the period of change, with only a partial offset to earnings for the cumulative deferred gain amortization adjustment in the period of change. The remaining amount of increased gain would be amortized into earnings over the remaining run-off period of the underlying business.

As noted above, effective with the closing of the transaction, the Reinsurance segment's results for the eleven months ended November 30, 2001 and the year ended December 31, 2000 were included in "Other Operations."

Earnings from LNL's reinsurance operations were as follows:

                                                                                         Year Ended December 31
                                                                                  -------------------------------------
                                                                                  Eleven Months Ended    Year Ended
                                                                                   November 30, 2001  December 31, 2000
                                                                                  ------------------- -----------------
                                                                                              (in millions)
                                                                                  -------------------------------------
Revenue..........................................................................      $1,521.0           $1,532.2
Benefits and Expenses............................................................       1,383.5            1,384.8
                                                                                       --------           --------
  Income before Federal Income Taxes and Cumulative Effect of Accounting Changes.         137.5              147.4
Federal Income Taxes.............................................................          45.6               44.3
                                                                                       --------           --------
  Income before Cumulative Effect of Accounting Changes..........................          91.9              103.1
Cumulative Effect of Accounting Changes (after-tax)..............................          (2.4)                --
                                                                                       --------           --------
  Net Income.....................................................................         $89.5           $  103.1
                                                                                       ========           ========

--------------------------------------------------------------------------------
12. Restructuring Charges

In 1999, LNL implemented a restructuring plan relating to the discontinuance of HMO excess-of-loss reinsurance programs. The charge associated with this restructuring plan totaled $3.2 million after-tax ($4.9 million pre-tax) and was included in Underwriting, Acquisition, Insurance and Other Expenses on the Consolidated Statement of Income for the year ended December 31, 1999. The pre-tax costs for this plan included $2.4 million for employee severance and termination benefits and $2.5 million for costs relating to exiting business activities. Through December 31, 2001, actual pre-tax costs of $3.7 million were expended or written-off under this restructuring plan. During the fourth quarter of 2000, $1.0 million (pre-tax) of the original charge for the discontinuance of the HMO excess-of-loss restructuring plan was reversed. During the fourth quarter of 2001, the remaining restructuring reserve of $0.2 million relating to the HMO excess-of-loss reinsurance programs was transferred to Swiss Re as part of its acquisition of LNC's reinsurance operations.

During 2001, LNL implemented restructuring plans relating to 1) the consolidation of the Syracuse operations of Lincoln Life New York into the Lincoln Retirement segment operations in Fort Wayne, Indiana and Portland, Maine; 2) the elimination of duplicative functions in the Schaumburg, Illinois operations of First Penn, and the absorption of these functions into the Lincoln Retirement and Life Insurance segment operations in Fort Wayne, Indiana and Hartford, Connecticut; 3) the reorganization of the life wholesaling function within the independent planner distribution channel, consolidation of retirement wholesaling territories, and streamlining of the marketing and communications functions in LFD; 4) the reorganization and consolidation of the life insurance operations in Hartford, Connecticut related to the streamlining of underwriting and new business processes and the completion of outsourcing of administration of certain closed blocks of business; 5) the combination of LFD channel oversight, positioning of LFD to take better advantage of ongoing "marketplace consolidation" and expansion of the customer base of wholesalers in certain non-productive territories and 6) the consolidation of operations and space in LNL's Fort Wayne, Indiana operations. In light of the divestiture of LNL's reinsurance operations, which were headquartered in Fort Wayne, excess space and printing capacity will not be used.

The Syracuse restructuring charge was recorded in the first quarter of 2001. The Schaumburg, Illinois restructuring charge was recorded in the second quarter of 2001, the LFD restructuring charges were recorded in the second and fourth quarters of 2001, and the remaining restructuring charges were recorded in the fourth quarter of 2001. The LFD restructuring plan that was initiated in the second quarter of 2001 was completed in the fourth quarter of 2002. The Life Insurance segment restructuring plan that was initiated in the fourth quarter of 2001 was completed in the fourth quarter of 2002.

The Lincoln National Life Insurance Company

The aggregate charges associated with all restructuring plans entered into during 2001 totaled $24.3 million after-tax ($37.4 million pre-tax) and were included in Underwriting, Acquisition, Insurance and Other Expenses on the Consolidated Statement of Income for the year ended December 31, 2001. The component elements of these aggregate pre-tax costs include employee severance and termination benefits of $12.2 million, write-off of impaired assets of $3.2 million and other exit costs of $22.0 million primarily related to the termination of equipment leases ($1.4 million) and rent on abandoned office space ($19.5 million). Actual pre-tax costs totaling $1.3 million were expended or written-off and 30 positions were eliminated under the Syracuse restructuring plan. The total amount expended for this plan exceeded the original restructuring reserve by $0.3 million. Actual pre-tax costs totaling $1.8 million were expended or written-off and 26 positions were eliminated under the second quarter of 2001 LFD restructuring plan. The amount expended for this plan was equal to the original reserve. Actual pre-tax costs totaling $2.3 million were expended or written-off and 36 positions were eliminated under the fourth quarter of 2001 Life Insurance segment restructuring plan. The amount expended for this plan was in excess of the original reserve by less than $0.1 million. In addition, $0.1 million of excess reserve on the FPP restructuring plan was released during the second quarter of 2002 and $1.5 million of excess reserve on the Fort Wayne restructuring plan was released during the third quarter of 2002. The release of the reserve on the Fort Wayne restructuring plan was due to LNC's purchase and ultimate sale of the vacant building on terms which were favorable to what was included in the original restructuring plan for rent on this abandoned office space. Actual pre-tax costs totaling $29.8 million have been expended or written off for the three remaining plans through December 31, 2002. As of December 31, 2002, a balance of $0.9 million remains in the restructuring reserves for these plans and is expected to be utilized in the completion of the plans. Details of each of these 2001 restructuring plans are provided below.

During the first quarter of 2001, LNL recorded a restructuring charge in its Lincoln Retirement segment of $0.65 million ($1.0 million pre-tax). The objective of this restructuring plan was to consolidate the Syracuse operations of Lincoln Life & Annuity Company of New York into the Lincoln Retirement segment operations in Fort Wayne, Indiana and Portland, Maine, in order to reduce on-going operating costs and eliminate redundant facilities. The restructuring plan identified the following activities and associated pre-tax costs to achieve the objectives of the plan: (1) severance and termination benefits of $0.8 million related to the elimination of 30 positions and (2) other costs of $0.2 million related primarily to lease payments on abandoned office space. This plan was completed in the first quarter of 2002. Actual pre-tax costs totaling $1.3 million were expended or written-off and 30 positions were eliminated under this plan. The $0.3 million expended in excess of the restructuring charge was expensed as incurred.

During the second quarter of 2001, LNL recorded restructuring charges in its Lincoln Retirement and Life Insurance segments of $0.63 million ($0.97 million pre-tax) and $2.03 million ($3.12 million pre-tax), respectively, related to a restructuring plan for the Schaumburg, Illinois operations of First Penn-Pacific. The objective of this plan was to eliminate duplicative functions in Schaumburg, Illinois by transitioning them into the Lincoln Retirement and Life Insurance segment operations in Fort Wayne, Indiana and Hartford, Connecticut, respectively, in order to reduce ongoing operating costs. The restructuring plan identified the following activities and associated pre-tax costs to achieve the objectives of the plan: (1) severance and termination benefits of $3.19 million related to the elimination of 27 positions and (2) other costs of $0.9 million. Actual pre-tax costs totaling $3.7 million have been expended or written-off and 26 positions have been eliminated under this plan through December 31, 2002. In the second quarter of 2002, $0.1 million of the original charge for this plan was reversed. As of December 31, 2002, a balance of $0.3 million remains in the restructuring reserve for this plan. Expenditures under this plan are expected to be completed in the first quarter of 2004.

During the second quarter of 2001, LNL recorded a restructuring charge for LFD in "Other Operations" of $1.2 million ($1.8 million pre-tax). The objectives of this restructuring plan were to reorganize the life wholesaling function with the independent planner distribution channel, consolidate retirement wholesaling territories, and streamline the marketing and communications functions. The restructuring plan identified severance and termination benefits of $1.8 million (pre-tax) related to the elimination of 33 positions. This plan was completed in the fourth quarter of 2002. Actual pre-tax costs totaling $1.8 million were expended and 26 positions were eliminated under this plan.

During the fourth quarter of 2001, LNL recorded a restructuring charge in its Life Insurance segment of $1.5 million ($2.3 million pre-tax). The objectives of this restructuring plan were to reorganize and consolidate the life insurance operations in Hartford, Connecticut related to the streamlining of underwriting and new business processes and the completion of outsourcing of administration of certain closed blocks of business. The restructuring plan identified severance and termination benefits of $2.3 million (pre-tax) related to the elimination of 36 positions. This plan was completed in the fourth quarter of 2002. Actual pre-tax costs totaling $2.3 million were expended and 36 positions were eliminated under this plan. The amount expended for this plan was in excess of the original reserve by less than $0.1 million.

During the fourth quarter of 2001, LNL recorded a restructuring charge for LFD in "Other Operations" of $2.5 million ($3.8 million pre-tax). The objectives of this restructuring plan were to combine channel oversight, position LFD to take better advantage of ongoing "marketplace consolidation" and to expand the customer base of wholesalers in certain territories. The restructuring plan identified severance and termination benefits of $3.8 million (pre-tax) related to the elimination of 63 positions. Actual pre-tax costs totaling $3.8 million have been expended and 62 positions have been eliminated under this plan through December 31, 2002. As of December 31, 2002, a balance of less than $0.1 million remains in the re-

The Lincoln National Life Insurance Company structuring reserve for this plan. Expenditures under this restructuring plan are expected to be completed in the first quarter of 2003.

During the fourth quarter of 2001, LNL recorded a restructuring charge in "Other Operations" of $15.8 million ($24.4 million pre-tax). The objectives of this restructuring plan were to consolidate operations and reduce excess space in LNL's Fort Wayne, Indiana operations. In light of the divestiture of LNL's reinsurance operations, which were headquartered in Fort Wayne, excess space and printing capacity will not be used. The restructuring plan identified the following activities and associated pre-tax costs to achieve the objectives of the plan: (1) severance and termination benefits of $0.3 million related to the elimination of 9 positions; (2) write-off of leasehold improvements of $3.2 million and (2) other costs of $20.9 million primarily related to termination of equipment leases ($1.4 million) and rent on abandoned office space ($19.5 million). In the third quarter of 2002, $1.5 million of the original charge for this plan was reversed due to LNL's purchase and ultimate sale of the vacant building on terms which were favorable to what was included in the original restructuring plan for rent on this abandoned office space. Actual pre-tax costs totaling $22.3 million have been expended and 19 positions have been eliminated under this plan through December 31, 2002. As of December 31, 2002, a balance of $0.6 million remains in the restructuring reserve for this plan. Expenditures under this restructuring plan are expected to be completed in 2004. LNL estimates an annual reduction in future operating expenses of $4.6 million (pre-tax) after the plan is fully implemented.

During the second quarter of 2002, Lincoln Retirement completed a review of its entire internal information technology organization. As a result of that review, Lincoln Retirement decided in the second quarter of 2002 to reorganize its IT organization in order to better align the activities and functions conducted within its own organization and its IT service providers. This change was made in order to focus Lincoln Retirement on its goal of achieving a common administrative platform for its annuities products, to better position the organization and its service providers to respond to changing market conditions, and to reduce overall costs in response to increased competitive pressures. The restructuring plan implemented to achieve these objectives included aggregate pre-tax costs of $1.6 million, which included $1.4 million for employee severance and $0.2 million for employee outplacement relative to 49 eliminated positions. Actual pre-tax costs totaling $0.9 million have been expended and 49 positions have been eliminated under this plan through December 31, 2002. As of December 31, 2002, a balance of $0.7 million remains in the restructuring reserve for this plan. The plan is expected to be completed in the third quarter of 2003.

--------------------------------------------------------------------------------
13. Transactions with Affiliates


Cash and short-term investments at December 31, 2002 and 2001 include LNL's participation in a short-term investment pool with LNC of $257.2 million and $310.9 million, respectively. Related investment income amounted to $5.1 million, $15.1 million and $26.2 million in 2002, 2001 and 2000, respectively. Short-term debt at December 31, 2002 and 2001 of $103.7 million and $261.8 million, respectively, represents notes payable to LNC. Total interest expense for this short-term debt was $1.3 million, $2.6 million and $2.2 million in 2002, 2001 and 2000, respectively. As shown in Note 5, LNC supplied funding to LNL totaling $1.25 billion in exchange for surplus notes. The interest expense on these surplus notes was $78.0 million per year in 2002, 2001 and 2000.

Beginning in 2001, a transfer pricing arrangement was put in place between LFD and Delaware Management Holdings, Inc. ("DMH") related to the wholesaling of DMH's investment products. As a result, LNL received fees of $16.3 million and $12.7 million from DMH for transfer pricing in 2002 and 2001, respectively.

LNL paid fees of $95.3 million, $98.3 million and $105.0 million to DMH for investment management services in 2002, 2001 and 2000, respectively.

LNL provides services to and receives services from affiliated companies plus it receives an allocation of corporate overhead from LNC. This allocation is based on a calculation which utilizes income and equity of the business units. These activities with affiliated companies resulted in a net payment of $79.7 million, $65.2 million and $44.9 million in 2002, 2001 and 2000, respectively.

LNL cedes and accepts reinsurance from affiliated companies. Although no new reinsurance transactions have been executed between LNL and its affiliates since the sale of the reinsurance operations to Swiss Re, there are certain reinsurance deals between LNL and affiliates that were in place at the time of the sale and continue to be in place as of December 31, 2002. As of December 31, 2002, all of these transactions are between LNL and LNR Barbados and LNL and Lincoln Assurance Limited. As of December 31, 2001, there were also reinsurance transactions in place between LNL and Lincoln Ireland. LNC's investment in Lincoln Ireland was put to Swiss Re in May 2002. Premiums in the accompanying statements of income include premiums on insurance business accepted and exclude premiums ceded with other affiliated companies as follows:

                                       Year Ended December 31
                                        2002   2001    2000
                                       ------  ------- ------
                                          (in millions)
                                       ----------------------
                     Insurance assumed $   --. $  0.6. $ 1.2.
                     Insurance ceded..  100.4.  145.9.  98.1.

The Lincoln National Life Insurance Company

The balance sheets include reinsurance balances with affiliated companies as follows:

                                                       December 31
                                                       2002  2001
             -                                        ------ ------
                                                      (in millions)
                                                      -------------
             Future policy benefits and claims
              assumed................................ $  4.1 $  3.9
             Future policy benefits and claims ceded.  799.7  905.6
             Amounts recoverable from reinsurers on
              paid and unpaid losses.................   21.5   76.5
             Reinsurance payable on paid losses......    5.7    5.8
             Funds held under reinsurance treaties --
              net liability..........................  735.5  968.3

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, LNL holds assets from the reinsurer, including funds held under reinsurance treaties, and is the beneficiary on letters of credit aggregating $140.2 million and $528.6 million at December 31, 2002 and 2001, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement. At December 31, 2002 and 2001, LNC had guaranteed $140.2 million and $528.6 million, respectively, of these letters of credit. At December 31, 2001, LNL had a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $101.6 million for statutory surplus relief received under financial reinsurance ceded agreements. As of December 31, 2002, LNL did not have any statutory surplus relief transactions with affiliates.
--------------------------------------------------------------------------------
14. Subsequent Events

In January 2003, the Life Insurance segment announced that it was realigning its operations in Hartford, Connecticut and Schaumburg, Illinois to enhance productivity, efficiency and scalability while positioning the segment for future growth. The financial impact of the realignment will result in the Life Insurance segment incurring costs of approximately $15-$17 million after-tax during 2003.

In February 2003, Lincoln Retirement announced plans to consolidate its fixed annuity operations in Schaumburg, Illinois into Fort Wayne, Indiana. Restructuring costs under the plan are expected to be $3-$5 million after-tax and are expected to be incurred in 2003.

Report of Ernst & Young LLP,
Independent Auditors

Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2002 and 2001, and the related consolidated statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluat-ing the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2002 and 2001, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 2 to the consolidated financial statements, in 2002 the Company changed its method of accounting for goodwill and its related amortization. As discussed in Notes 2 and 7 to the consolidated financial statements, in 2001 the Company changed its method of accounting for derivative instruments and hedging activities as well as its method of accounting for impairment of certain investments.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 7, 2003

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a)  List of Financial Statements

          1.   Part A.

               The Table of Condensed Financial Information is included in Part A of this Registration Statement.

          2.   Part B.

               The following financial statements for the Variable Account are included in Part B of this Registration Statement:


               Statement of Assets and Liabilities - December 31, 2002 Statement of Operations - Year ended December 31, 2002 Statements of Changes in Net Assets - Years ended
                  December 31, 2002 and 2001
               Notes to Financial Statements
               Report of Ernst & Young LLP, Independent Auditors


          3.   Part B.


               The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration Statement:

               Consolidated Balance Sheets - December 31, 2002 and 2001 Consolidated Statements of Income - Years ended
                  December 31, 2002, 2001, and 2000
               Consolidated Statements of Shareholder's Equity -
                  Years ended December 31, 2002, 2001, and 2000
               Consolidated Statements of Cash Flows - Years ended
                  December 31, 2002, 2001, and 2000
               Notes to Consolidated Financial Statements
               Report of Ernst & Young LLP, Independent Auditors


     (b)  Exhibits


               1(a). Resolution adopted by the Board of Directors of The Lincoln
                     National Life Insurance Company on April 29, 1996 establishing the Lincoln National Variable Annuity Account L incorporated herein by reference to Pre-Effective Amendment No.1 (File No. 333-5827) filed on September 26, 1996.

                (b). Amendment dated December 2, 1996 adopted by the Board of
                     Directors to resolution establishing Account L incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-4999) filed on April 30, 1998.


               2.    Not applicable.

               3(a). Principal Underwriting Contract incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-
                     5827) filed on September 26, 1996.

                (b). Broker-dealer sales agreement incorporated herein by
                     reference to Pre-Effective Amendment No. 1 (File No. 333-
                     5827) filed on September 26, 1996.

               4(a). Group Variable Annuity I Contract for The Lincoln National
                     Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-5827) filed on April, 26, 2000.

                (b). Group Variable Annuity II Contract for The Lincoln National
                     Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-5827) filed on April, 26, 2000.

                (c). Group Variable Annuity III Contract for The Lincoln
                     National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-
                     5827) filed on April, 26, 2000.


                (d) Endorsement to Group Annuity Contracts incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-5827) filed Amendment No. 21, on April, 26, 2000.

                (e) Group Annuity Amendment to the contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-5827) filed on April, 26, 2000.

                (f) Endorsement to Certificate incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-
                     5827) filed on April, 26, 2000.

                (g) Section 403(b) Annuity Amendment incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-5827) filed on April 9, 2002.

                (h) Group Annuity Amendment incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-5827) filed on April 9, 2002.

               5(a) Application for Group Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-5827) filed on April, 26, 2000.

                (b) Participant Enrollment Form incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-
                     5827) filed on April, 26, 2000.

               6(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to the Registration Statement on Form S-6 (File No. 333-40745) filed on November 21, 1997.

                (b) Bylaws of The Lincoln National Life Insurance Company in-corporated herein by reference to Post-effective Amendment No.1 (File No. 333-40937) filed on November 9, 1998.

               7     Not applicable.


               8(a)(1)Services Agreement between Delaware Management Holdings,
                     Inc., Delaware Service Company, Inc., and Lincoln National Life Insurance Company incorporated herein by reference to Filing Form N-1A (File No. 2-80741) Amendment No. 21 filed on April 10, 2000.


                (a)(2)Amendment to Services Agreement between Delaware Manage-
                     ment Holdings, Inc., Delaware Service Company, Inc., and Lincoln National Life Insurance Company incorporated herein by Reference to Post-Effective Amendment No. 5 (File No. 333-43373) filed on April 4, 2002.

                (b)  Fund Participation Agreement/Amendments for American
                     Century.

                (c)  Fund Participation Agreement/Amendments for Baron.

                (d)(1)Participation Agreement between The Lincoln National Life
                     Insurance Company and Dreyfus Life & Annuity Index Fund, Inc. and Dreyfus Variable Investment Fund./1/

                (d)(2)Amendment to Participation Agreement between Lincoln
                     National Life Insurance Company and Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc.

                (d)(3)Amendment to Participation Agreement between Lincoln
                     National Life Insurance Company and Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc.

                (e)  Fund Participation Agreement/Amendments for Fidelity.

              (f)    Fund Participation Agreement/Amendments for Janus.

              (g)    Fund Participation Agreement/Amendments for Lincoln VIP
                     Trust.

              (h)    Fund Participation Agreement/Amendments for Neuberger
                     Berman.

              (i)(1) Participation Agreement/between The Lincoln National Life
                     Insurance Company and T. Rowe Price International Services, Inc. and T. Rowe Price Investment Services, Inc./1/

              (i)(2) Amendment to Participation Agreement between the Lincoln
                     National Life Insurance Company and T. Rowe Price International Series, Inc, and T. Rowe Price Investment Services, Inc.

              (j)    Fund Participation Agreement/Amendments for Alliance.

              (k)    Fund Participation Agreement/Amendments for American Funds.

              (l)    Fund Participation Agreement/Amendments for Delaware Group.

             9 Consent and opinion of Jeremy Sachs, Senior Counsel, The Lincoln National Life Insurance Company, as to the legality of the securities being registered. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-
                     5827) filed on September 26, 1996.

            10(a)    Consent of Ernst & Young LLP, Independent Auditors

            11       Not applicable.

            12       Not applicable.

            13 (a) Schedule for Computation of Performance Quotations incor-porated herein by reference to Post-Effective Amendment No. 1(File No. 333-5827) filed on April 30, 1997.

            13 (b) Supplement to Schedule for Computation of Performance Quotations incorporated herein by reference to Post-Effec-tive Amendment No. 2 (File No. 333-5827) filed on May 1, 1998.

            14       Not applicable.

            15 Organizational Chart of The Lincoln National Life Insurance Holding Company System.

            16       Powers of Attorney

        /1/ incorporated herein by reference to Pre-effective Amendment No. 1 on Form N-4 filed by the Lincoln National Variable Annuity Account L of The Lincoln National Life Insurance Company with The Securities and Exchange Commission on September 26, 1996 (File No. 333-05827).


Item 25. Directors and Officers of the Depositor


The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account L as well as the Contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.


Name                                Positions and Offices
-----                               ----------------------------------------

Jon A. Boscia**                     President and Director
Lorry J. Stensrud*                  Chief Executive Officer of Annuities, Executive Vice President, and
                                    Director
John H. Gotta***                    Chief Executive Officer of Life Insurance, Executive Vice President, and
                                    Director
Gary W. Parker ***                  Senior Vice President
Cynthia A. Rose*                    Secretary and Assistant Vice President
Eldon J. Summers*                   Second Vice President and Treasurer
Richard C. Vaughan**                Director
Janet Chrzan*                       Senior Vice President, Chief Financial Officer and Director
Elizabeth Frederick*                Senior Vice President and General Counsel
Bradley R. Skarie*                  Acting Director of Annuities Compliance
Christine Frederick***              Director of Life Compliance
See Yeng Quek****                   Chief Investment Officer and Director
Barbara Kowalczyk**                 Director
Jude T. Driscoll****                Director



* Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506

** Principal business address is Center Square West Tower, 1500 Market Street-Suite 3900, Philadelphia, PA 19102-2112

***   Principal business address is 350 Church Street, Hartford, CT 06103

**** Principal business address is One Commerce Square, 2005 Market Street, 39th Floor, Philadelphia, PA 19103-3682

Item 26. Persons Controlled by or Under Common Control with The Lincoln National Life Insurance Company ("Lincoln Life") or Lincoln National Variable Annuity Account L

Lincoln National Variable Annuity Account L is a separate account of Lincoln Life and may be deemed to be controlled by Lincoln Life although Lincoln Life will follow voting instructions of Contractholders with respect to voting on certain important matters requiring a vote of Contractholders.

See Exhibit 15: The Organizational Chart of Lincoln National Life Insurance Holding Company System.

Item 27. Number of Contractholders


  As of February 28, 2003, Registrant had 873 Contractholders.


Item 28. Indemnification

Under the Participation Agreements entered into between Lincoln Life and the Dreyfus Life & Annuity Index Fund, Inc., Dreyfus Variable Investment Fund and Dreyfus Corporation, Variable Insurance Products Funds I and II and Fidelity Distributors Corporation, Twentieth Century Management Company, and T. Rowe Price (the "Funds"), Lincoln Life and its directors, officers, employees, agents and control persons have been indemnified by the Funds against any losses, claims or liabilities that arise out of any untrue statement or alleged untrue statement or omission of a material fact in the Funds' registration statements, prospectuses or sales literature. In addition, the Funds will indemnify Lincoln Life against any liability, loss, damages, costs or expenses which Lincoln Life may incur as a result of the Funds' incorrect calculations, incorrect reporting and/or untimely reporting of the Funds' net asset values, dividend rates or capital gain distribution rates.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter




(a) Lincoln Financial Advisors, Inc. is the Principal Underwriter for Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Account N for Variable Annunities; LLANY Separate Account R for Flexible Premium Variable Life Insurance; and LLANY Separate Account S for Flexible Premium Variable Life Insurance.

(b) OFFICERS AND DIRECTORS

NAME & TITLE               BUSINESS ADDRESS


Robert W. Dineen*          President, Chief Executive Officer and Director
Randy Bailin**             Vice President
Lucy D. Gase***            Vice President, Assistant Secretary and Director
Matthew Lynch**            Senior Vice President, Chief Financial Officer, and
                           Director
Cynthia A. Rose****        Secretary
Eldon J. Summers****       Treasurer
J. Michael Hemp*****       Director

* Principal business address of each person is One Commerce Square, 2005 Market Street, Philadelphia, PA 19103-3682
** Principal business address of each person is 350 Church Street, Hartford, CT 06103
*** Principal business address of each person is 1300 S. Clinton Street, Suite 150, Fort Wayne, IN 46802
**** Principal business address of each person is 1300 S. Clinton Street, Fort Wayne, IN 46802
***** Principal business address of each person is 18383 Preston Road, Suite
      230, Dallas, TX 75242-5499



(c)  N/A

 Item 30.  Location of Accounts and Records


All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by the depositor, The Lincoln National Life Insurance Company ("Lincoln Life"), 1300 S. Clinton Street, Fort Wayne, Indiana 46802 or the principal underwriter, Lincoln Financial Advisors, ("LFA"), 200 E. Berry Street, Fort Wayne, Indiana 46802. The accounting records are maintained by Delaware Management Company, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103.


Item 31.  Management Services

None

Item 32.  Undertakings and Representations

The Registrant hereby undertakes:

(a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

(b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) To deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.


(d) The Registrant intends to rely on the no-action response dated November 28, 1988, from Ms. Angela C. Goelzer of the Commission staff to the American Council of Life Insurance concerning the redeemability of Section 403(b) annuity contracts and the Registrant has complied with the provisions of paragraphs (1)-(4) thereof.


(e) The Registrant intends to offer Contracts to Participants in the Texas Optional Retirement Program. In connection with that offering, Rule 6c-7 of the Investment Company Act of 1940 is being relied upon and paragraphs (a)-
     (d) of that Section will be complied with.


(f) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.

                                   SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 11 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 3rd day of April, 2003.

                                     LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L
                                     (Registrant)
                                     Group Variable Annuity

                                     By: /s/ Ronald L. Stopher
                                         ---------------------------------------
                                         Ronald L. Stopher
                                         Vice President, The Lincoln National
                                         Life Insurance Company

                                     THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                         (Depositor)

                                     By:  /s/ Rise' C. M. Taylor
                                          --------------------------------------
                                          Rise' C. M. Taylor
                                          (Signature-Officer of Depositor)
                                          Vice President, The Lincoln National
                                          Life Insurance Company
                                          (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 3, 2003.

Signature                                  Title
---------                                  -----

*                                          President and Director
_______________________________
Jon A. Boscia                              (Principal Executive Officer)

*                                          Executive Vice President,
_______________________________
Lorry J. Stensrud                          Chief Executive Officer of
                                           Lincoln Retirement, and Director

*                                          Senior Vice President, Chief
_______________________________
Janet Chrzan                               Financial Officer and Director
                                           (Principal Accounting Officer and
                                           Principal Financial Officer)

*                                          Director
_______________________________
Barbara S. Kowalczyk

*                                          Executive Vice President,
_______________________________
John H. Gotta                              Chief Executive Officer of
                                           Life Insurance, and Director
*
_______________________________            Director
Richard C. Vaughan

*                                          Director
_______________________________
Jude T. Driscoll

*                                          Chief Investment Officer and Director
_______________________________
See Yeng Quek

*By /s/ Rise' C. M. Taylor                 Pursuant to a Power of Attorney
-------------------------------
   Rise' C. M. Taylor